UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Friday, December 9, 2016 at 10:00 a.m. Eastern Time at The Paley Center for Media located at 25 West 52nd Street, New York, NY 10019.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions and to meet your directors and executives.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope that is provided.

Sincerely yours,

James L. Dolan

Executive Chairman

October 27, 2016

THE MADISON SQUARE GARDEN COMPANY, TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

The Madison Square Garden Company

The Annual Meeting of Stockholders of The Madison Square Garden Company will be held at The Paley Center for Media, located at 25 West 52nd Street, New York, NY on Friday, December 9, 2016, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.
2.	Ratification of the appointment of our independent registered public accounting firm.
3.	Approval of the Company’s 2015 Employee Stock Plan.
4.	Approval of the Company’s 2015 Cash Incentive Plan.
5.	Approval of the Company’s 2015 Stock Plan for Non-Employee Directors.
6.	An advisory vote on the compensation of the Company’s executive officers.
7.	An advisory vote on the frequency of future advisory votes on executive compensation.
8.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 18, 2016 may vote at the meeting.

Your vote is important to us.    Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, over the Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

An admission ticket will be required if you wish to attend the annual meeting in person.    For more details, please see “General Information — How do I attend the 2016 annual meeting in person and what identification must I show?”

By order of the Board of Directors,

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 27, 2016

– i –

– ii –

PROXY STATEMENT SUMMARY

This summary highlights selected information in the Proxy Statement.    Please review the entire Proxy Statement and our Annual Report on Form 10-K for the year ended June 30, 2016 before voting.

Voting Items and Board Recommendations

Ballot Items		Board Recommendation

Item 1	Election of directors	FOR

Item 2	Ratification of the appointment of our independent registered public accounting firm	FOR

Item 3	Approval of the Company’s 2015 Employee Stock Plan	FOR

Item 4	Approval of the Company’s 2015 Cash Incentive Plan	FOR

Item 5	Approval of the Company’s 2015 Stock Plan for Non-Employee Directors	FOR

Item 6	An advisory vote on the compensation of the Company’s executive officers	FOR

Item 7	An advisory vote on the frequency of future advisory votes on executive compensation	EVERY 3 YEARS

Company Overview

On September 30, 2015 The Madison Square Garden Company (NYSE: MSG) spun off its entertainment and sports businesses into a separately publicly traded company, MSG Spinco, Inc. In connection with the separation, The Madison Square Garden Company changed its name to MSG Networks Inc. (NYSE: MSGN) and MSG Spinco, Inc. assumed the name The Madison Square Garden Company (NYSE: MSG).

The Madison Square Garden Company (the “Company”) is a leader in live experiences comprised of celebrated venues, legendary sports teams, and exclusive entertainment productions. Utilizing our powerful assets, brands and live event expertise, the Company delivers premium and unique experiences that set the standard for excellence and innovation while forging deep connections with diverse and passionate audiences. We manage our business through the following two operating segments:

•	MSG Sports, which includes the Company’s professional sports franchises in addition to a broad array of other live sporting events.

•	MSG Entertainment, which includes the Company’s live entertainment events — including concerts, family shows, performing arts and special events — which we present or host in our diverse collection of venues.

Corporate Governance and Board Practices

Our Board has adopted Corporate Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with directors serving one-year terms

✓

Board composition to include a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of both Class A and Class B stockholders

✓	Robust director nomination criteria used to evaluate candidates to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent Class A directors

✓	Board self-evaluations conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Independent Board committees, with Audit and Compensation comprised 100% of independent directors

✓	Director education opportunities on matters relevant to the Company, including its business plan

✓	Director restricted stock units subject to holding requirement through end of service on the Board

Director Nominees

The Board has nominated 14 director candidates. Of the 14 nominees, four are Class A nominees and ten are Class B nominees. All director candidates have been nominated for a term to expire at the 2017 annual meeting of the Company’s stockholders.

Our Class A nominees are elected by holders of Class A Common Stock:

•	All Class A Directors are independent and have significant business leadership experience, management experience, investment experience, operational and strategic planning experience, and extensive knowledge of the media and entertainment industry.

•	We have nominated a new independent Class A director, Frank J. Biondi, Jr., for election at this year’s annual meeting, who will bring fresh perspective and additional industry knowledge to the boardroom.

Our Class B nominees are elected by holders of Class B Common Stock:

•	Class B Directors collectively have significant industry and leadership experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B Directors’ perspectives, institutional knowledge, and their collective deep business and investment expertise. Detailed information about each director’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Frank J. Biondi, Jr.	James L. Dolan	Thomas C. Dolan
Richard D. Parsons	Charles F. Dolan	Brian G. Sweeney
Nelson Peltz	Charles P. Dolan	Wilt Hildenbrand
Scott M. Sperling	Kristin A. Dolan	Alan D. Schwartz
	Marianne Dolan Weber	Vincent Tese

Executive Compensation Program

The Company is a fully integrated sports and entertainment business comprised of dynamic and powerful brands. We operate in specialized industries and our named executive officers have substantial and meaningful professional experience in these industries. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:

✓	Significant portion of compensation opportunity should be at risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executives should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward best talent

Elements of Compensation & Performance Objectives

The Madison Square Garden Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management tied to key financial measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers net revenues and adjusted operating cash flow, or “AOCF,” to be the key measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, in addition to several other specific strategic and operating metrics.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s performance objectives:

Compensation Element	Description	At-Risk	Long-Term	Stockholder Alignment

Base Salary	• Fixed level of compensation, primarily based on performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	• Performance-based cash incentive opportunity • Based on achievement of pre-defined metrics of Company and individual performance	✓		✓

Long-Term Incentive Performance Stock Units (50%)	• Performance plan based solely on the achievement of quantitative metrics(1) • Awards cliff-vest three years from date of grant	✓	✓	✓

Long-Term Incentive Restricted Stock (50%)	• Awards of restricted stock with three-year ratable vesting	✓	✓	✓

Other Compensation	• Retirement benefits and certain perquisites

(1)	In connection with the MSG Distribution, performance stock units were converted into three-year cliff-vested restricted stock units in December 2015. Future performance stock units will be based on achievement of quantitative metrics.

For more information on our executive compensation program and policies, please see “Compensation Discussion and Analysis.”

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2016

GENERAL INFORMATION

Questions and Answers You May Have About our Annual Meeting and Voting

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of The Madison Square Garden Company (the “Board”) for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Friday, December 9, 2016, at The Paley Center for Media which is located at 25 West 52nd Street, New York, NY.

In this proxy statement, the words “Company,” “we,” “us,” “our,” “Madison Square Garden” and “MSG” refer to The Madison Square Garden Company, a Delaware corporation. We refer to the U.S. Securities and Exchange Commission as the “SEC” and the New York Stock Exchange as “NYSE.” This proxy statement and form of proxy are first being sent to stockholders on or about October 27, 2016. Unless otherwise indicated, references to “2016,” the “2016 fiscal year” and the “year ended June 30, 2016” refer to the Company’s fiscal year ended on June 30, 2016.

MSG was formerly known as “MSG Spinco, Inc.” We changed our name to The Madison Square Garden Company on September 30, 2015 in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSG Networks Inc. (“MSG Networks”), which occurred on September 30, 2015 (the “MSG Distribution”).

Who may vote at the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock), as recorded in our stock register at the close of business on October 18, 2016, may vote at the meeting. On October 18, 2016, there were 19,432,739 shares of Class A Common Stock and 4,529,517 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of four candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of ten candidates to the Board. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock, and to approve Proposals 2, 3, 4, 5 and 6 and determine the outcome of Proposal 7, regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 18, 2016 to be present, in person or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, over the Internet or by mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. You may also vote in person or by legal proxy at the meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. Please use the voting instruction form provided to you by your broker to direct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent auditors, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the (i) election of directors (Proposal 1), (ii) approval of the Company’s 2015 Employee Stock Plan (Proposal 3), (iii) approval of the Company’s 2015 Cash Incentive Plan (Proposal 4), (iv) approval of the Company’s 2015 Stock Plan for Non-Employee Directors (Proposal 5), and (v) the advisory votes with respect to named executive officer compensation (Proposals 6 and 7) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class A Common Stock. Election of directors by the holders of Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class B Common Stock. Approval of Proposals 2, 3, 4, 5, 6 and 7 require the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities have the power to elect all of the directors to be elected by the holders of Class B Common Stock, and to approve Proposals 2, 3, 4, 5 and 6 and determine the outcome of Proposal 7, regardless of how other shares are voted. Proposals 6 and 7 are advisory votes only and are not binding on the Company.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•	re-voting your shares via the Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or

•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held in a brokerage account by a broker, you should follow the instructions provided by your broker in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement (Proposal 1);

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2017 (Proposal 2);

•	FOR the approval of the Company’s 2015 Employee Stock Plan (Proposal 3);

•	FOR the approval of the Company’s 2015 Cash Incentive Plan (Proposal 4);

•	FOR the approval of the Company’s 2015 Stock Plan for Non-Employee Directors (Proposal 5);

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 6); and

•	FOR, on an advisory basis, future advisory votes on the compensation of our named executive officers to be held every three years (Proposal 7).

Why are we now being asked to approve the Company’s 2015 Employee Stock Plan, 2015 Cash Incentive Plan and 2015 Stock Plan for Non-Employee Directors?

These plans were established prior to the MSG Distribution and approved by MSG Networks, the sole stockholder of the Company at that time. As previously disclosed and permitted by the NYSE and the Internal Revenue Service (“IRS”) rules, we are seeking stockholder approval of such plans at our first annual meeting of stockholders as a public company. Stockholders are being asked to approve these plans to satisfy the NYSE rules and certain IRS transition rules for newly public companies to permit the Company to obtain tax deductions for certain compensation paid to executive officers.

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co, Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2016 annual meeting in person and what identification must I show?

An admission ticket will be required if you plan to attend the annual meeting in person. To be admitted to the 2016 annual meeting, you must have been a stockholder at the close of business on the record date of October 18, 2016 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you, your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Registration will begin at 9:00 a.m. Eastern Time on the annual meeting date.

To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 16-digit control number, which can be found on your Notice of Annual Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. on November 30, 2016. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the annual meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on November 30, 2016 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including large handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door. To ensure the safety of all persons, attendees and bags may also be subject to security inspections.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold MSG stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Wells Fargo Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0854 or by telephone at 1-800-468-9716.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Wells Fargo Shareowner Services as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2016.

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2016 Form 10-K, along with directions on how to obtain an admission ticket to attend the annual meeting in person, are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

CORPORATE GOVERNANCE

Company Overview

The Madison Square Garden Company is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on the NYSE under the symbol “MSG.” As a result, we are generally subject to the NYSE corporate governance listing standards.

The Company, formerly named MSG Spinco, Inc., was incorporated on March 4, 2015 as an indirect, wholly-owned subsidiary of MSG Networks. On September 11, 2015, MSG Networks’ board of directors approved the MSG Distribution and the Company thereafter acquired the entertainment and sports businesses previously owned and operated by MSG Networks through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by MSG Networks as well as MSG Networks’ interests in various joint ventures. The MSG Distribution took place on September 30, 2015 (the “MSG Distribution Date”) and we changed our name to The Madison Square Garden Company on that date in connection with the MSG Distribution.

MSG Networks was incorporated on July 29, 2009 as an indirect, wholly-owned subsidiary of Cablevision Systems Corporation (“Cablevision”). On January 12, 2010, Cablevision’s board of directors approved the distribution of all of the outstanding common stock of MSG Networks to Cablevision stockholders (the “Cablevision Distribution”) and MSG Networks thereafter acquired the subsidiaries of Cablevision that owned, directly and indirectly, all of the partnership interests in MSG Holdings, L.P.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at www.themadisonsquaregardencompany.com. A copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

Executive Sessions of Non-Management and Independent Board Members

Under our Corporate Governance Guidelines, our directors who are not also officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year.

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Integrity Hotline, which is operated by a third-party service provider, at 1-877-756-4306.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.themadisonsquaregardencompany.com. In addition, a copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

Director Independence

As a “controlled company” we have the right to elect not to comply with the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. Because of our status as a “controlled company” we have elected not to maintain a majority of independent directors on our Board or to have a corporate governance and nominating committee. We do not comply with the requirement of an independent compensation committee.

Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), the holders of the Company’s Class B common stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently. The nominees for election at the annual meeting reflect an expansion of the number of independent directors from five to six. The new independent director is Mr. Biondi, who is being nominated for election by holders of Class A Common Stock. In addition, Richard D. Parsons, Nelson Peltz and Scott M. Sperling, who are currently independent directors elected by holders of Class A Common Stock, and Alan D. Schwartz and Vincent Tese, who are currently independent directors elected by holders of Class B Common Stock, are being nominated for re-election at this annual meeting. Our Board believes that the Company and its stockholders will benefit from the combination of perspectives and continuity provided by these independent directors, as well as their collective deep business and investment expertise. We welcome their combined insights as we continue to pursue our strategies to create long-term shareholder value.

Our Board has determined that each of the following non-employee director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Frank J, Biondi, Jr., Richard D. Parsons, Nelson Peltz, Alan D. Schwartz, Scott M. Sperling and Vincent Tese. In reaching its determination with respect to Mr. Biondi, the Board considered the fact that Mr. Biondi previously served as a director of Cablevision until its sale in June 2016, and determined that this relationship is not material and that Mr. Biondi is independent within the meaning of the rules of the NYSE and the SEC. In reaching its determination with respect to Mr. Schwartz, the Board considered the fact that Mr. Schwartz currently serves as a director of AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan Family) and previously served as a director of MSG Networks, and that from time to time, he, or entities for which he serves as an officer or principal, has performed services for Cablevision and/or AMC Networks and determined that performance of these services is not material and that Mr. Schwartz is independent within the meaning of the rules of the NYSE and the SEC. In reaching its independence determination with respect to Mr. Peltz, the Board considered the fact that MSG has an agreement with a company that is managed and controlled by the son of Nelson Peltz, and in which Nelson Peltz is an investor and other immediate family members of Nelson Peltz have an interest. See “Certain Relationships and Potential Conflicts of Interest.” The Board determined that such arrangement is not material to MSG or Nelson Peltz, and that Nelson Peltz is independent within the meaning of the rules of the NYSE and the SEC. In reaching its independence determination with respect to Mr. Tese, the Board considered the fact that Mr. Tese serves as a director of AMC Networks and that his brother is employed by MSG Sports & Entertainment, LLC, a subsidiary of the Company, in a non-executive officer position and determined that these relationships are not material and that Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated 14 director candidates named below. In connection with the nominations, the directors have approved an increase in the size of the Board from 12 to 14 directors and to designate one of the vacancies as a directorship to be held by a person elected by the holders of the Company’s Class A common stock and the second vacancy to be held by a person elected by the holders of the Company’s Class B common stock. The increase in the Board size and the designation of the vacancies will be effective as of the election of directors at the Company’s 2016 annual meeting. Of the 14 nominees for director, four are to be elected by the holders of Class A Common Stock and ten are to be elected by the holders of Class B Common Stock. All 14 director candidates have been nominated for a term to expire at the 2017 annual meeting of the Company’s stockholders and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of Class A Common Stock or Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named in the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named in the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of Class B Common Stock if the Board names one.

The Board recommends that you vote FOR each of the following candidates:

Director Nominees for Election by Class A Common Stockholders

RICHARD D. PARSONS – Age 68

Director since September 30, 2015

Mr. Parsons is Senior Advisor for Providence Equity Partners LLC since September 2009. Mr. Parsons previously served as a director of MSG Networks from February 2010 until May 2014 and again from September 29, 2014 until the MSG Distribution Date. He also served as the interim Chief Executive Officer of the Los Angeles Clippers from May 2014 to September 2014. Mr. Parsons was Chairman of Citigroup Inc. from February 2009 to April 2012 and was a director of Citigroup from 1996 until April 2012. Prior to that, he was Chairman of Time Warner from 2003 to 2008; Chief Executive Officer of Time Warner from 2002 to 2007; Co-Chief Operating Officer of AOL Time Warner from 2001 to 2002; President of Time Warner from 1995 to 2000; Chairman and Chief Executive Officer of Dime Bancorp from 1990 to 1995; and President and Chief Operating Officer of Dime Bancorp from 1988 to 1990. He was a Partner of Patterson, Belknap, Webb & Tyler law firm from 1979 to 1988. Mr. Parsons currently serves as a director of The Estée Lauder Companies Inc. and Lazard Ltd. Mr. Parsons is Chairman of the Apollo Theater Foundation and the Jazz Foundation of America and is a director of the Commission on Presidential Debates.

Key Skills & Experience: In light of Mr. Parsons’ extensive skills and wide-ranging experience arising from his roles as legal counsel, executive officer and outside director and independent Chairman of the Board, in areas such as consumer business, professional sports, corporate governance, financial reporting, risk management, compensation and corporate affairs, in addition to the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Richard D. Parsons should serve as a director of the Company.

NELSON PELTZ – Age 74

Director since September 30, 2015

Mr. Peltz has served as the Chief Executive Officer and a founding partner of Trian Fund Management, L.P., a management company for various investment funds and accounts, since its formation in 2005. From April 1993 through June 2007, Mr. Peltz served as Chairman and Chief Executive Officer of Triarc Companies, Inc. (now known as The Wendy’s Company), which during that time period owned Arby’s Restaurant Group,

Inc. and Snapple Beverage Group, as well as other consumer and industrial businesses and has served as The Wendy’s Company’s non-executive Chairman since June 2007. In addition, Mr. Peltz has served as a director of Mondelēz International, Inc. since January 2014 and Sysco Corporation since August 2015. Mr. Peltz previously served as a director of MSG Networks from December 18, 2014 until the MSG Distribution Date, Legg Mason, Inc. from October 2009 to December 2014, Ingersoll-Rand plc from August 2012 to June 2014 and H. J. Heinz Company from September 2006 to June 2013.

Key Skills & Experience: In September 2012, Mr. Peltz was recognized for a third consecutive year by the National Association of Corporate Directors as among the most influential persons in the global corporate governance arena. In light of Mr. Peltz’s more than 40 years of business and investment experience, including as the Chairman and Chief Executive Officer of public companies, his extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved, his strong operating experience and strategic planning skills and strong relationships with institutional investors, investment banking and capital markets advisors and others that can be drawn upon for the Company’s benefit, and the knowledge and experience he has gained about the Company’s business and the contributions he made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Nelson Peltz should serve as a director of the Company.

SCOTT M. SPERLING – Age 58

Director since September 30, 2015

Mr. Sperling is Co-President of Thomas H. Lee Partners, L.P., a private equity firm that he joined in 1994. Prior to that, Mr. Sperling served as a Managing Partner of The Aeneas Group, Inc., the private capital affiliate of Harvard Management Company, for more than ten years. Before that, Mr. Sperling was a senior consultant with the Boston Consulting Group. Mr. Sperling is currently a director of Thermo Fisher Scientific Inc. and iHeartMedia, Inc. (formerly CC Media Holdings, Inc.), a portfolio company of Thomas H. Lee Partners, L.P. He also serves on the boards of the Brigham & Women’s Faulkner Hospital Group and Partners Healthcare. Mr. Sperling previously served on the board of Warner Music Group Corp. and numerous other public and private companies, including MSG Networks from December 18, 2014 until the MSG Distribution Date.

Key Skills & Experience: In light of Mr. Sperling’s decades of business experience investing in and advising companies in a variety of industries, including media and entertainment, his experience in a leadership role of a private equity firm, his service as a director of both public and private companies and his consulting and advisory background, and his extensive experience collaborating with senior management teams of companies to identify and implement operational and strategic improvements, and the knowledge and experience he has gained about the Company’s business and the contributions he made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Scott M. Sperling should serve as a director of the Company.

FRANK J. BIONDI, JR. – Age 71

Frank J. Biondi, Jr. has served as Senior Managing Director of WaterView Advisors LLC, an investment advisor organization, since 1999. Prior to WaterView Advisors, Mr. Biondi was the Chairman and Chief Executive Officer of Universal Studios, Inc. from 1996 to 1998, the President and Chief Executive Officer of Viacom, Inc. from 1987 to 1996, Executive Vice President of Entertainment Business Sector of The Coca-Cola Company and Chairman and Chief Executive Officer of Coca-Cola Television from 1985 to 1987, Chairman and Chief Executive Officer of Time Inc.’s subsidiary Home Box Office, Inc. from 1982 to 1984, Vice President of Time Inc. from 1978 to 1984 and Assistant Treasurer of the Children’s Television Workshop from 1974 to 1978. Mr. Biondi has served as a director of Amgen Inc. since 2002, Seagate Technology plc since 2005 and ViaSat, Inc. since 2015. Previously, Mr. Biondi served as a director of Hasbro, Inc. from 2002 to May 2015, RealD Inc. from 2010 until it ceased being a public company in March 2016, and Cablevision from 2005 until its sale in June 2016.

Key Skills & Experience: In light of Mr. Biondi’sexperience as a senior executive and director of other public companies and his knowledge of the industry, our Board, acting on the recommendation of the directors elected by the holders of Class A Common Stock, has concluded that Mr. Biondi should be elected to serve as a director of the Company.

Director Nominees for Election by Class B Common Stockholders

JAMES L. DOLAN – Age 61

Director since March 4, 2015

Mr. Dolan is a director and the Executive Chairman of the Company since March 4, 2015. Mr. Dolan also serves as a director and the Executive Chairman of MSG Networks since July 29, 2009. Mr. Dolan was the Chief Executive Officer of Cablevision from October 1995 until its sale in June 2016. He was President of Cablevision from June 1998 to April 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from September 1992 to October 1995; and Vice President of Cablevision from 1987 to September 1992. In addition to MSG Networks, Mr. Dolan also serves as a director of AMC Networks and previously served as a director of Cablevision until its sale in June 2016. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, and the brother-in-law of Brian G. Sweeney.

Key Skills & Experience: In light of his experience as Executive Chairman of the Company since March 4, 2015, his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with MSG Networks and its predecessors since 1999, including most recently as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 90

Director since September 30, 2015

Mr. Dolan has served as a director and Executive Chairman of AMC Networks since June 2011. He served as Chairman of Cablevision from 1985 until its sale in June 2016. He was Chief Executive Officer of Cablevision from 1985 to October 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan currently serves as a director of MSG Networks and previously served as a director of Cablevision until its sale in June 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, father-in-law of Kristin A. Dolan and Brian G. Sweeney and grandfather of Charles P. Dolan.

Key Skills & Experience: In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his service as Chairman and Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 29

Director since September 30, 2015

Mr. Dolan is an employee of Knickerbocker Group LLC since August 2010. Mr. Dolan previously served as a director of MSG Networks from July 21, 2010 until the MSG Distribution Date. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the grandson of Charles F. Dolan and the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney.

Key Skills & Experience: In light of his familiarity with the business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and MSG Networks, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 50

Director since September 30, 2015

Ms. Dolan is the Chief Executive Officer of DataCo Ventures LLC. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from April 2014 until its sale in June 2016. She was President of Optimum Services for Cablevision from April 2013 to April 2014; Senior Executive Vice President of Product Management and Marketing for Cablevision from November 2011 to April 2013; and Senior Vice President of Cablevision from 2003 to 2011. Ms. Dolan currently serves as a director of AMC Networks and previously served as a director of Cablevision until its sale in June 2016 and MSG Networks until the MSG Distribution Date. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, the daughter-in-law of Charles F. Dolan and the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney.

Key Skills & Experience: In light of her experience in various positions at Cablevision, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 59

Ms. Dolan Weber is President of Heartfelt Wings Foundation and a Member of the Board of Green Mountain Foundation Inc. Ms. Dolan Weber served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from September 1999 to December 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to December 2011. Ms. Dolan Weber currently serves as a director of AMC Networks and previously served as a director of Cablevision from 2005 until its sale in June 2016 and MSG Networks from February 2010 to December 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, and the aunt of Charles P. Dolan.

Key Skills & Experience: In light of her experience as a member of Cablevision’s founding family and as Chairman of the Dolan Family Foundation and her experience as the manager of the Dolan Family Office, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of both Cablevision and the Company, our Board, acting on the recommendation of the directors elected by the holders of Class B Common Stock, has concluded that Marianne Dolan Weber should be elected to serve as a director of the Company.

THOMAS C. DOLAN – Age 64

Director since September 30, 2015

Mr. Dolan served as Executive Vice President – Strategy and Development, Office of the Chairman of Cablevision from September 2008 until its sale in June 2016. He was Chief Executive Officer of Rainbow Media Corp. from April 2004 to April 2005; Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005; Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001; Vice President and Chief Information Officer of Cablevision from July 1994 to February 1996; General Manager of Cablevision’s East End Long Island cable system from November 1991 to July 1994; and System Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. Mr. Dolan currently serves as a director of MSG Networks and AMC Networks and previously served as a director of Cablevision until its sale in June 2016. Mr. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan and the uncle of Charles P. Dolan.

Key Skills & Experience: In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

BRIAN G. SWEENEY – Age 52

Director since September 30, 2015

Mr. Sweeney served as the President and Chief Financial Officer of Cablevision from March 2015 until its sale in June 2016. Previously, Mr. Sweeney served as the President of Cablevision from April 2014. He was Senior Executive Vice President, Strategy and Chief of Staff of Cablevision from January 2013 to April 2014; Senior Vice President – Strategic Software Solutions of Cablevision from June 2012 to January 2013; and Senior Vice President – eMedia of Cablevision from January 2000 to June 2012. Mr. Sweeney serves as a director of AMC Networks and MSG Networks and previously served as a director of Cablevision until its sale in June 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan and the uncle of Charles P. Dolan.

Key Skills & Experience: In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

WILT HILDENBRAND – Age 69

Director since September 30, 2015

Mr. Hildenbrand served as a Senior Advisor Customer Care, Technology and Networks for Cablevision from January 2013 until its sale in June 2016. He has also served in various other roles for Cablevision including: Senior Advisor of Engineering and Technology from March 2006 to January 2013; Executive Vice President of Engineering and Technology from January 2000 to March 2006; Senior Vice President of Technology from January 1998 to January 2000; and Vice President of Engineering Support and Customer Relations from October 1986 to January 1998. He currently serves as a director of MSG Networks since November 2011 and previously served as Director of Engineering for Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from July 1979 to October 1986.

Key Skills & Experience: In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and MSG Networks, our Board has concluded that Wilt Hildenbrand should serve as a director of the Company.

ALAN D. SCHWARTZ – Age 66

Director since September 30, 2015

Mr. Schwartz is Executive Chairman of Guggenheim Partners, LLC since 2009 and has served as consultant for Rothschild Inc. from 2008 to 2009; President of The Bear Stearns Companies, Inc. from 2007 to 2008; Chief Executive Officer of The Bear Stearns Companies, Inc. from January 2008 to March 2008; President and Co-Chief Operating Officer of The Bear Stearns Companies, Inc. from 2007 to 2008; and Co-President of The Bear Stearns Companies, Inc. from 2001 to 2007. Mr. Schwartz is currently a director of AMC Networks and Marvin & Palmer Associates, Inc. and previously served as a director of MSG Networks from February 9, 2010 until the MSG Distribution Date. He is a trustee of Duke University and a member of the boards of MENTOR: The National Mentoring Partnership, Robin Hood Foundation and NYU Medical Center.

Key Skills & Experience: In light of his experience as an investment banker, his experience as a senior executive of other businesses, his service as a director of other public companies and charitable institutions, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks and AMC Networks, our Board has concluded that Alan D. Schwartz should serve as a director of the Company.

VINCENT TESE – Age 73

Director since September 17, 2015

Mr. Tese served as Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987 and as Director of Economic Development for New York State from 1987 to December 1994. Mr. Tese is Chairman of Bond Street Holdings, LLC and ICE Clear Credit LLC. He is Executive Chairman of Florida Community Bank. Mr. Tese is a director of AMC Networks, Intercontinental Exchange, Inc., Mack-Cali Realty Corporation, New York Racing Association, Inc. and a trustee of New York Presbyterian Hospital and New York University School of Law. Mr. Tese previously served as a director of Cablevision until its sale in June 2016 and MSG Networks until the MSG Distribution Date. He is also a former director of Gabelli Asset Management, National Wireless Holdings, Inc. and The Bear Stearns Companies, Inc.

Key Skills & Experience: In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

BOARD OF DIRECTORS

Term of Office and Attendance at Board Meetings

The term of office of our directors will expire at the annual meeting of stockholders on December 9, 2016, at which time our stockholders will vote on each director nominee’s election for a term to expire at the annual meeting of the Company’s stockholders in 2017 and once their successors have been elected and qualified. See “Proposal 1 — Election of Directors.” The business address for each director is c/o The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121. Each director is a citizen of the United States. We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at meetings of the Board.

The Board met four times during the fiscal year ended June 30, 2016 and all of the directors who were on the Board during such time attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served, with the exception of Messrs. Thomas C. Dolan and Nelson Peltz.

Director Nominations

The Board has established a nomination mechanism in our Corporate Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office. Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office. Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of Class A Common Stock the right to elect up to 25% of the members of our Board. We believe that creating a nominating committee responsible for recommending nominees for election as directors would be inconsistent with the vested rights of the holders of Class B Common Stock.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors will evaluate possible candidates to recommend to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers nominees for Class A Directors recommended by our stockholders. Nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2017 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2017 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of Class B Common Stock to assure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provides the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

Board Leadership Structure

Our Board has chosen to separate the roles of Executive Chairman and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Mr.  David O’Connor, with responsibility for the day-to-day management of the Company.

Risk Oversight

The Company’s Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation programs. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executives’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation programs do not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

Each non-employee director receives a base fee of $50,000 per year; $2,000 per Board or committee or non-management director meeting attended in person; and $500 per Board, committee or non-management director meeting attended by telephone. Non-employee directors also receive $10,000 annually per committee chairmanship or $5,000 annually per committee membership. In addition, we reimburse our directors for reasonable expenses in connection with attendance at Board, committee and stockholder meetings. A director who is a Company employee receives no compensation for serving as a director.

We also pay our non-employee directors compensation in restricted stock units. On the day of the annual stockholder’s meeting, each non-employee director receives an annual grant of restricted stock units for the number of shares of common stock equal to $110,000 based on the average closing price over the 20-trading day period concluding on the previous day. The restricted stock units the non-employee directors receive are fully vested on the date of grant.

Our non-employee directors are required to hold all such restricted stock units until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock, or at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2015 Stock Plan for Non-Employee Directors (the “Director Stock Plan”), a plan approved during the Pre-MSG Distribution Period by MSG Networks, the Company’s sole stockholder at the time, and is administered by the Compensation Committee. See “Proposal 5 — Approval of the Company’s 2015 Stock Plan for Non-Employee Directors.”

In order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company makes available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-employee directors and their guests may have been specifically invited from time to time in their capacity as non-employee directors of the Company (e.g., charity concerts, premieres, etc.). In addition, non-employee directors are able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to non-employee directors are not available for resale.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-employee director during the fiscal year ended June 30, 2016. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Charles F. Dolan	41,000	114,390	—	—	—	—	155,390
Charles P. Dolan	39,000	114,390	—	—	—	—	155,390
Kristin A. Dolan	42,500	114,390	—	—	—	—	156,890
Thomas C. Dolan	38,500	114,390	—	—	—	—	152,890
Wilt Hildenbrand	40,500	114,390	—	—	—	—	154,890
Brian G. Sweeney	44,000	114,390	—	—	—	—	158,390
Richard D. Parsons	48,250	114,390	—	—	—	—	162,640
Nelson Peltz	38,500	114,390	—	—	—	—	152,890
Alan D. Schwartz	47,250	114,390	—	—	—	—	161,640
Scott M. Sperling	50,000	114,390	—	—	—	—	164,390
Vincent Tese	59,250	114,390	—	—	—	—	173,640

(1)	These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2016. The amounts reported do not include expenses incurred in attending meetings for which the Company reimburses each non-employee director for reasonable out-of-pocket expenses.

(2)	This column reflects the grant date fair market value of 629 restricted stock units granted on October 29, 2015, to each non-employee director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)	For each non-employee director, the aggregate number of restricted stock units held as of June 30, 2016 is as follows: Charles F. Dolan, 629 units; Charles P. Dolan, 629 units; Kristin A. Dolan, 629 units; Thomas C. Dolan, 629 units; Wilt Hildenbrand, 629 units; Brian G. Sweeney, 629 units; Richard D. Parsons, 629 units; Nelson Peltz, 629 units; Alan D. Schwartz, 629 units; Scott M. Sperling, 629 units; and Vincent Tese, 629 units.

Board Committees

Our board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Parsons, Schwartz and Tese (Chair)

•	Meetings during fiscal year ended June 30, 2016: 4

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board (i) in its oversight of the integrity of our financial statements, (ii) in its oversight of our compliance with legal and regulatory requirements, (iii) in assessing our independent registered public accounting firm’s qualifications and independence, and (iv) in assessing the performance of our internal audit function and independent registered public accounting firm;

•	appoint, compensate, retain, oversee and terminate the Company’s registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our internal audit department;

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual performance evaluation of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

As discussed above, our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Parsons, Schwartz and Tese is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Corporate Governance — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.themadisonsquaregardencompany.com. A copy may be obtained by writing to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee

•	Members: Messrs. Sperling and Tese (Chair)

•	Meetings during fiscal year ended June 30, 2016: 4

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•

review and approve corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended

(the “Exchange Act”) (together with the President and Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•	in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual performance evaluation of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Code Section 162(m)”). The Compensation Committee may also engage outside compensation consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.themadisonsquaregardencompany.com. A copy may be obtained by writing to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee Interlocks and Insider Participation

Messrs. Scott M. Sperling and Vincent Tese currently serve as members of the Compensation Committee. Neither of them is a current or a former officer or employee of the Company.

Other Board Committee Matters

In addition to standing committees, the Company has adopted a policy whereby a committee of our Board consisting entirely of independent directors (an “Independent Committee”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has adopted a special approval policy for transactions with MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. This policy also applied to transactions with Cablevision and its subsidiaries until the sale of Cablevision to Altice N.V. on June 21, 2016 at which time the policy was amended to eliminate references to Cablevision. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

Currently, and throughout our fiscal year ended June 30, 2016, our Audit Committee (which consisted solely of Class A Directors) served as the Independent Committee under the above policies. For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Our Amended By-Laws permit us to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2017. KPMG will audit our financial statements for the fiscal year ending June 30, 2017. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG, our independent registered public accounting firm, for our fiscal year ended June 30, 2016 and June 30, 2015:

	2016	2015

Audit fees(1)	$1,924,475	$1,532,000
Audit-related fees(2)	$980,492	$272,890
Tax fees(3)	$18,079	$27,538
All other fees	—	—

(1)	Audit fees of the Company in 2016 and 2015 consisted of services for work arising from the Company’s consolidated 2016 financial statement audit and the audits of the 2012, 2013, 2014 and 2015 carved-out financial statements of the Company from MSG Networks pursuant to the MSG Distribution. In 2016 and 2015, $534,475 and $1,532,000, respectively, of the amount shown above was paid by MSG Networks and also included in the total fees paid to KPMG in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016 under audit-related fees.

(2)	Audit-related fees of the Company in 2016 and 2015 consisted primarily of services relating to certain contractually-required audits, due diligence related to business development activities and the separation of the Company’s businesses from MSG Networks pursuant to the MSG Distribution. In 2016 and 2015, $213,360 and $272,890, respectively, of the amounts shown above was paid by MSG Networks and also included in the total fees paid to KPMG in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016 under audit-related fees. Additional fees paid to KPMG of $29,000 and $96,800 for 2016 and 2015, respectively, related to the audits of certain pension plans and the Garden of Dreams Foundation and are not reflected in the amounts above as these were paid directly by the respective entity.

(3)	Tax fees of the Company in 2016 and 2015 consisted primarily of advisory services relating to federal and state tax matters and the separation of the Company’s businesses from MSG Networks pursuant to the MSG Distribution. In 2015, $27,538 of the amount shown above was paid by MSG Networks and also included in the total fees paid to KPMG in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016 under tax fees.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may approve the engagement of the independent registered public accounting firm for audit-related, tax, and non-audit services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. All of the services for which fees were disclosed and paid by MSG Networks were pre-approved under the MSG Networks Audit Committee’s pre-approval policy prior to the MSG Distribution.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit Department that reports to the Audit Committee and management. This department provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”).

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit Department and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2016, the Audit Committee met with the head of the Internal Audit Department and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2016 Form 10-K that was filed with the SEC. Mr. Parsons was unable to participate in the Audit Committee’s recommendation due to illness.

Members of the Audit Committee

Alan D. Schwartz

Vincent Tese (Chair)

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides a discussion of our compensation philosophy and 2016 compensation for the following named executive officers (“NEOs” or “Named Executive Officers”):

James L. Dolan	Executive Chairman
David O’Connor	President and Chief Executive Officer
Donna Coleman	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer

Compensation Disclosure Considerations Related to the Separation of MSG and MSG Networks

On September 11, 2015 The Madison Square Garden Company (NYSE: MSG) spun off its entertainment and sports businesses into a separately publicly traded company, MSG Spinco, Inc. In connection with the separation, The Madison Square Garden Company changed its name to MSG Networks Inc. (NYSE: MSGN) and MSG Spinco, Inc. assumed the name The Madison Square Garden Company (NYSE: MSG).

•	Compensation for years ended June 30, 2015 and 2014: The information for the years ended June 30, 2015 and 2014 is historical MSG Networks compensation and is also separately disclosed in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016, as well as herein.

•	Compensation for year ended June 30, 2016: To avoid double-counting, certain of the compensation for the year ended June 30, 2016 is not presented in the Executive Compensation Tables because it is separately disclosed in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016.

•	Post-MSG Distribution Period: Following the MSG Distribution through June 30, 2016 (the “Post-MSG Distribution Period”), Messrs. Dolan and Burian served and continue to serve as officers and employees of each of the Company and MSG Networks. The compensation of Messrs. Dolan and Burian related to their employment by MSG Networks during the Post-MSG Distribution Period is not reflected herein (for more information regarding the compensation of Messrs. Dolan and Burian by MSG Networks during the Post-MSG Distribution Period, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2016). We refer to the period from July 1, 2015 until September 30, 2015 as the “Pre-MSG Distribution Period.”

All of the information set forth in this proxy statement relating to MSG Networks compensation amounts and benefits has been provided by MSG Networks or has otherwise been obtained from MSG Networks’ public filings with the SEC.

Executive Summary

Business Overview

The Madison Square Garden Company is a leader in live experiences comprised of celebrated venues, legendary sports teams, and exclusive entertainment productions. Utilizing our powerful assets, brands and live event expertise, the Company delivers premium and unique experiences that set the standard for excellence and innovation while forging deep connections with diverse and passionate audiences. We manage our business through the following two operating segments:

•

MSG Sports: This segment includes the Company’s professional sports franchises: the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”), the New York Rangers (the “Rangers”) of the National Hockey League (the “NHL”), the New York

Liberty of the Women’s National Basketball Association, the Hartford Wolf Pack of the American Hockey League, and the Westchester Knicks of the NBA Development League. In addition, the MSG Sports segment is home to a broad array of other live sporting events, including professional boxing, college basketball, professional bull riding, mixed martial arts, tennis and college wrestling, all of which the Company promotes, produces and/or presents.

•	MSG Entertainment: This segment includes the Company’s live entertainment events — including concerts, family shows, performing arts and special events — which we present or host in our diverse collection of venues. Those venues include: Madison Square Garden, The Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, the Forum, The Chicago Theatre and the Wang Theatre. Our MSG Entertainment segment also includes our original productions — the Christmas Spectacular Starring the Radio City Rockettes and the New York Spectacular Starring the Radio City Rockettes. In July 2016, the Company purchased a controlling interest in Boston Calling Events, LLC, the entertainment production company that owns and operates the Boston Calling Music Festival, which is also included in our MSG Entertainment segment.

Executive Compensation Program Objectives and Philosophy

The Company is a fully integrated sports and entertainment business comprised of dynamic and powerful brands. We operate in specialized industries and our NEOs have substantial and meaningful professional experience in these industries. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to drive our business objectives and achieve strong financial, operational and stock price performance. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the strategic objectives of growing the Company’s businesses and maximizing stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation
Significant portion of compensation opportunity should be at risk.

•      The majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company

•      Actual compensation levels will depend upon the Company’s actual performance as determined by the Compensation Committee

Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation of the Company’s executive officers should generally focus more heavily on long-term rather than short-term accomplishments and results
Executives should be aligned with stockholders through equity compensation.	• Equity-based compensation should be used to align the interests of our executive officers with the interests of our stockholders
Compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•      The overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward talented executives who are essential to the Company’s continuing success

•      The Compensation Committee focuses on total direct compensation, as well as individual compensation elements, when providing competitive compensation opportunities

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and service-based compensation.

Elements of Compensation

The Madison Square Garden Company compensates its NEOs through salary, annual incentive awards, long-term incentive awards, perquisites and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management tied to key financial measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Compensation Element	Description	At- Risk	Long-Term	Stockholder Alignment
Base Salary	• Fixed level of compensation to compensate NEOs for day-to-day services performed for the Company
Annual Incentive	• Performance-based cash incentive opportunity • Based on achievement of pre-defined metrics of Company and individual performance	✓		✓
Long-Term Incentive Restricted Stock (50%)	• Awards of restricted stock with three-year ratable vesting	✓	✓	✓
Long-Term Incentive Performance Stock Units (50%)	• Performance plan based solely on the achievement of quantitative metrics(1) • Awards cliff-vest three years from date of grant	✓	✓	✓
Other Compensation	• Retirement benefits and certain perquisites

(1)	In connection with the MSG Distribution, performance stock units were converted into three-year cliff-vested restricted stock units in December 2015. Future performance stock units will be based on achievement of quantitative metrics.

Compensation Program Practices and Policies

The following discussion describes the practices and policies implemented by the Compensation Committee (or as described below, by the compensation committee of the board of directors of MSG Networks prior to the MSG Distribution) during the year ended June 30, 2016. As discussed in greater detail below under “— Employment Agreements,” much of the NEOs’ compensation for the year ended June 30, 2016, other than

Mr. Dolan’s, is covered by employment agreements which were entered into prior to the MSG Distribution and approved by MSG Networks compensation committee. Employment agreements for Mr. O’Connor, Ms. Coleman and Mr. Yospe were assigned to the Company effective as of the MSG Distribution Date. Mr. Burian’s agreement was entered into by the Company prior to, and became effective upon, the MSG Distribution. The Company entered into a new employment agreement with each of Ms. Coleman, effective as of October 16, 2015, Mr. Yospe, effective as of September 1, 2016, and Mr. Dolan, effective as of July 1, 2016.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee expects that the performance objectives for the Company’s incentive compensation will be based on net revenues and/or on the adjusted operating cash flow, or “AOCF,” of its business segments. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines AOCF, which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits and (iv) gains or losses on sales or dispositions of businesses. Because it is based on operating income (loss), AOCF also excludes interest expense (including cash interest expense) and other non-operating income and expense items. AOCF of the Company’s business segments is based upon the AOCF of the business segments less the cost of the Company’s long-term incentive program that is included as an expense of the segments. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

In setting compensation levels for the year ended June 30, 2016, the compensation committee of MSG Networks during the Pre-MSG Distribution Period reviewed tally sheets prepared by the compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs with respect to the prior fiscal year, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the determination of the total compensation for the year ended June 30, 2016, the compensation consultant assisted the compensation committee of MSG Networks during the Pre-MSG Distribution Period in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The MSG Networks compensation committee, in consultation with the compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the 2016 fiscal year, the compensation committee of MSG Networks during the Pre-MSG Distribution Period, in consultation with the compensation consultant, determined to not utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

The compensation committee of MSG Networks during the Pre-MSG Distribution Period considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors — Board Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of an independent compensation consultant to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

ClearBridge Compensation Group LLC (the “compensation consultant”) serves as the independent compensation consultant to the Compensation Committee. The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

With respect to compensation matters for the year ended June 30, 2016, the services provided by the compensation consultant to the Compensation Committee (or, to the extent such services were provided prior to the MSG Distribution, to the compensation committee of MSG Networks) included:

•	Attended all Compensation Committee meetings;

•	Provided information, research, and analysis pertaining to the executive compensation program for the 2016 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for Senior Employees;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into employment agreements with the Executive Chairman (agreement entered into in September 2016), the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the Executive Vice President, General Counsel and Secretary;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-employee director compensation.

During the 2016 fiscal year, the compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee considered the NYSE independence factors as they applied to its compensation consultant, despite the fact that such independence rules are not applicable to controlled companies. Following such consideration, the Compensation Committee concluded that the compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflicts of interest during the year ended June 30, 2016. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executives in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Elements of Our Compensation Program

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for the year ended June 30, 2016: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. For the fiscal year ended June 30, 2016, the MSG Networks compensation committee conducted this review during the Pre-MSG Distribution Period. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Employment Agreement Impacts of Spin-off

With respect to current compensation, we have presented information below under “Elements of In-Service Compensation” and “Employment Agreements” concerning the compensation that Mr. O’Connor, Ms. Coleman and Mr. Yospe received from the Company under employment agreements which each officer had entered into with MSG Networks and which were assigned to the Company in connection with the MSG Distribution.

In October 2015, the Company approved a new employment agreement for Ms. Coleman in connection with her appointment as Executive Vice President and Chief Financial Officer (previously, she had served as Interim Chief Financial Officer). Mr. Yospe’s employment agreement expired on February 9, 2016, and the

Company and Mr. Yospe entered into a new employment agreement effective as of September 1, 2016. Mr. Burian entered into a new employment agreement with the Company on September 11, 2015, which became effective upon the MSG Distribution. Mr. Burian is also employed by MSG Networks as its Executive Vice President, General Counsel and Secretary. During the fiscal year ended June 30, 2016, Mr. Dolan did not have an employment agreement with the Company. On September 16, 2016, Mr. Dolan and the Company entered into a new employment agreement. Mr. Dolan is also employed by MSG Networks as its Executive Chairman and was employed by Cablevision as its Chief Executive Officer until its sale in June 2016. Messrs. Dolan and Burian receive separate compensation from MSG Networks (and Mr. Dolan received separate compensation from Cablevision) with respect to such employment.

Base Salaries

Base salaries are intended to compensate the NEOs for the day-to-day services performed for the Company. For the fiscal year ended June 30, 2016, the MSG Networks compensation committee set the NEOs’ base salaries during the Pre-MSG Distribution Period, which remained their base salaries for the entire fiscal year. For the fiscal years beginning after June 30, 2016, our Compensation Committee is responsible for reviewing and setting the base salaries of the NEOs. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. The employment agreements between the Company and certain executive officers contain a minimum base salary level. For information regarding these minimum base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid to each of Messrs. Dolan and O’Connor, Ms. Coleman, and Messrs. Burian and Yospe during the Pre-MSG Distribution Period were as follows: $148,077, $407,692, $802,083, $283,654 and $127,750, respectively, all of which was paid by MSG Networks. The base salaries paid to each of Messrs. Dolan and O’Connor, Ms. Coleman, and Messrs. Burian and Yospe during the Post-MSG Distribution Period were as follows: $296,154, $1,538,462, $804,263, $538,462 and $375,523, respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for a more detailed discussion of the base salaries paid during the Company’s fiscal year. Effective September 1, 2016, Messrs. Dolan and Yospe’s annual base salaries were increased to $1,000,000 and $502,825, respectively. The base salaries for Messrs. O’Connor and Burian, and Ms. Coleman are $2,000,000, $700,000 and $900,000, respectively, and did not change from the prior year. The Compensation Committee determined salary increases for executive officers after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Under our executive compensation program, annual incentive awards are made to executive officers and certain other members of management. Annual incentive awards are designed to link executive compensation directly to the Company’s performance and provide incentives and rewards for excellent business performance during the applicable fiscal year.

Each employee eligible for an annual incentive award is assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. For the fiscal years beginning after June 30, 2016, the Compensation Committee intends to review the target annual incentive award levels of the executive officers at least annually.

For the year ended June 30, 2016, each NEO’s base salary for these purposes includes the salary paid by MSG Networks during the Pre-MSG Distribution Period. MSG Networks will reimburse the Company for a portion of the amount of each NEO’s annual incentive award relating to such Pre-MSG Distribution Period. The target annual incentive awards are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, the employment agreements between the Company and certain NEOs contain a minimum target annual incentive award level. For information regarding these minimum target annual incentive award levels, see “Executive Compensation Tables — Employment Agreements” below.

For the fiscal year ended June 30, 2016, the MSG Networks compensation committee reviewed the NEOs’ target annual incentive award levels during the Pre-MSG Distribution Period. The Compensation Committee evaluates (or the MSG Networks compensation committee evaluated, as applicable) each such executive’s performance, experience and, based on their performance and in accordance with the terms of their employment agreements, the Compensation Committee, in its sole discretion, may revise target annual incentive award levels for the executive officers. Target incentive award levels for the NEOs as a percentage of base salary were as follows: Mr. Dolan – 200%; Mr. O’Connor – 200%; Ms. Coleman – 150%; Mr. Burian – 150%; and Mr. Yospe – 45%.

Annual Cash Incentive Awards are granted from one of our two plans:

•	Cash Incentive Plan (CIP): Annual incentive plan for the NEOs and other individuals that the Compensation Committee determines may be covered by Code Section 162(m).

•	Management Performance Incentive Program (MPIP): Annual incentive plan for all other members of management.

Both annual incentive plans are fully performance based. The CIP and MPIP plans and 2016 awards are described in more detail below.

CIP

Payment of the annual incentive awards under the CIP is conditioned upon the satisfaction of performance objectives established by the Compensation Committee at the beginning of the performance period. Any such performance objective is subject to various adjustments such as for acquisitions and dispositions and investments in new venues or business ventures. For the 2016 fiscal year, given the MSG Distribution and the Company becoming established as a standalone public company, the Compensation Committee established performance objectives for the annual bonus in December 2015 with a six-month performance period. The Compensation Committee intends to establish the performance objectives in the beginning of the applicable fiscal year going-forward. These targets were intended to achieve tax deductibility under Code Section 162(m) for bonuses paid to those NEOs then employed by the Company who are covered by Code Section 162(m).

Upon achievement of the performance objectives, each participant is eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target performance objectives, the Compensation Committee has the discretion only to decrease the annual incentive awards if the Company wishes to preserve the Code Section 162(m) deduction.

2016 Targets and Achievements

For the year ended June 30, 2016, threshold performance for the AOCF of the business segments for the six months ended June 30, 2016 was set at $22.0 million. If the AOCF of the business segments fell below the designated threshold, no incentive payments would be made under the annual CIP. Given our strong performance, actual AOCF of the business segments for the six-months ended June 30, 2016 equaled $38.9 million. Such achievement was certified by the Compensation Committee on September 2, 2016. Despite this strong performance, the Compensation Committee determined to apply negative discretion under the CIP to bring payouts generally in line with calculated payouts under the MPIP for individuals who hold corporate positions (as described below). On September 2, 2016, the annual incentive awards for the year ended June 30, 2016 were approved to be paid by the Company to the NEOs as follows: Mr. Dolan – $1,164,773 ($93,752 of which was funded by MSG Networks); Mr. O’Connor – $5,102,816 ($335,077 of which was funded by MSG Networks); Ms. Coleman – $1,769,850 (none of which was funded by MSG Networks); Mr. Burian – $1,588,327 ($123,750 of which was funded by MSG Networks); and Mr. Yospe – $296,906 ($17,880 of which was funded by MSG Networks).

MPIP

The payment of annual incentive awards under the MPIP to all eligible employees is conditioned upon the satisfaction of performance objectives established by the Compensation Committee depending upon the applicable eligible employee’s specific business segment. For the year ended June 30, 2016, under the MPIP, these performance objectives related to items such as net revenues, AOCF of the business segments, sponsorship, signage and advertising revenue, and other division-specific strategic and operating metrics. For individuals who hold corporate positions at the Company, the MPIP performance objectives were predominantly based on corporate and company-wide achievement of the performance objectives. Annual incentive awards under the MPIP are adjusted based on recipients’ individual performances. To the extent the Company exceeds or falls short of the MPIP performance objectives, eligible employees may receive payments greater than or less than their target annual incentive award.

Long-term Incentives

For the year ended June 30, 2016, the compensation committee of MSG Networks during the Pre-MSG Distribution Period determined to award long-term incentives as 50% restricted stock units and 50% performance stock units. The Committee believes this equity mix:

•	Establishes strong alignment between executives and the interests of the Company’s stockholders; and

•	Provides meaningful incentive to drive actions that will improve the Company’s stock price performance over the long term.

As described in more detail below, the terms of such awards contained a mechanism by which the awards were converted into Company awards in connection with the MSG Distribution.

For the fiscal years beginning after June 30, 2016, we intend to make our annual long-term incentive grants to eligible employees after the public announcement of our annual financial information.

Restricted Stock Units

Under our executive compensation program for the year ended June 30, 2016, long-term incentive grants of restricted stock units were made to executive officers and certain other members of management pursuant to the Company’s 2015 Employee Stock Plan (the “Employee Stock Plan”), a plan approved during the Pre-MSG Distribution Period by MSG Networks.

Restricted stock units:

•	Vest ratably over three years;

•	Include a performance condition designed to achieve tax deductibility under Code Section 162(m) for the NEOs; and

•	Settle in Class A Common Stock or, at the Compensation Committee’s discretion, in a cash amount equal to the value of one share of Class A Common Stock.

2016 RSU Grants

In September 2015, the compensation committee of MSG Networks approved awards of restricted stock units to the NEOs for the fiscal year ended on June 30, 2016 (other than for Ms. Coleman, whose awards were granted in October 2015 when she transitioned from Interim Chief Financial Officer to Executive Vice President and Chief Financial Officer).

The number of restricted stock units granted to each eligible employee was determined based on a target value and the average closing price of a share of MSG Networks Class A common stock, par value $0.01 per share (“MSG Networks Class A Common Stock”), over the 20-day trading period concluding on the day prior to the grant. The awards included a mechanism for the number of units to be equitably adjusted into Company restricted stock units following the MSG Distribution in order to preserve the value of such awards on the date of adjustment (and in the case of Messrs. Dolan and Burian, to allocate the value of such awards following the MSG Distribution among restricted stock units of each of the Company and MSG Networks). See “— Other Awards – MSG Distribution” below. Following such adjustment and the grant to Ms. Coleman in October 2015, the NEOs held the following 2016 fiscal year annual awards of Company restricted stock units in respect of such grant: Mr. Dolan – 3,657 units; Mr. O’Connor – 26,863 units; Ms. Coleman – 5,920 units; Mr. Burian – 3,136 units; and Mr. Yospe – 1,226 units.

The Code Section 162(m) performance objective for these awards is such that the AOCF of the business segments must exceed any of (i) $22.0 million in the six months ended June 30, 2016, or (ii) $72.2 million in either of the 2017 fiscal year or the 2018 fiscal year. If the Company fails to achieve such target in either of the first two measurement periods, the restricted stock units which would have vested will remain eligible to vest upon achievement of the target in a subsequent measurement period.

RSU Grant in Connection with President and CEO Appointment

In connection with his appointment to the office of President and Chief Executive Officer of MSG Networks prior to the MSG Distribution, on July 24, 2015 MSG Networks granted Mr. O’Connor a special one-time grant of MSG Networks restricted stock units to compensate him for equity foregone as a result of his departure from his prior employer. This award is scheduled to cliff-vest on June 15, 2018, subject to Mr. O’Connor’s continued employment and the achievement of the performance objectives designed to achieve tax deductibility under Code Section 162(m).

The performance objective for these awards is such that the AOCF of the business segments must exceed any of (i) $22.0 million in the six months ended June 30, 2016, or (ii) $72.2 million in either of the 2017 fiscal year or the 2018 fiscal year. In connection with the MSG Distribution, Mr. O’Connor’s MSG Networks one-time restricted stock units were cancelled and replaced by an award of 207,285 Company restricted stock units with substantially the same terms.

On September 2, 2016, the Compensation Committee certified the achievement of the performance objectives for the awards held by NEOs by virtue of the AOCF of the business segments for the six months ending June 30, 2016 ($38.9 million) exceeding $22.0 million.

Additional information regarding restricted stock unit awards for the NEOs during the 2016 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below. More information regarding other equity grants for the NEOs appears in the “Outstanding Equity Awards at June 30, 2016” table under “Executive Compensation Tables” below.

Performance Stock Units

Under our executive compensation program for the year ended June 30, 2016, long-term incentive grants of performance stock units were made to executive officers and certain other members of management pursuant to the Employee Stock Plan. Subject to continued employment through the settlement date, an award of a performance stock unit will be settled in a share of Class A Common Stock or, at the Compensation Committee’s discretion, in a cash amount equal to the value of one share of Class A Common Stock. With respect to NEOs, the performance stock units were designed to achieve tax deductibility under Code Section 162(m).

Fiscal 2016 Grants

In September 2015, the compensation committee of MSG Networks approved awards of performance stock units to the NEOs for the fiscal year ended on June 30, 2016 (other than for Ms. Coleman, whose award was granted in October 2015 when she transitioned from Interim Chief Financial Officer to Executive Vice President and Chief Financial Officer). The target number of performance stock units granted to each eligible employee was determined based on a target value and the average closing price of a share of MSG Networks Class A Common Stock over the 20-day trading period concluding on the day prior to the grant. The awards included a mechanism for the target number of units to be equitably adjusted into Company performance stock units following the MSG Distribution in order to preserve the value of such awards on the date of adjustment (and in the case of Messrs. Dolan and Burian, to allocate the value of such awards following the MSG Distribution among restricted stock units of each of the Company and MSG Networks). See “— Other Awards – MSG Distribution” below. Following such adjustment and the grant to Ms. Coleman in October 2015, the NEOs held the following awards of performance stock units (at target): Mr. Dolan – 3,657 units; Mr. O’Connor – 26,863 units; Ms. Coleman – 5,920 units; Mr. Burian – 3,136 units; and Mr. Yospe – 1,226 units.

At the time of grant, the compensation committee of MSG Networks contemplated that the number of shares (or, at the Compensation Committee’s discretion, the amount of cash) that the award would be settled in would be based upon the Company’s achievement against three-year performance targets that would be established by the Compensation Committee after the MSG Distribution.

Impact of Spin-off on Fiscal 2016 Awards

In light of the Company’s then-ongoing business and management restructuring following the MSG Distribution, and the challenges of setting appropriate targets in that context, the Compensation Committee determined to modify the performance stock units into three-year cliff-vesting restricted stock units (subject to continued employment). The Compensation Committee also established a performance objective for the awards to NEOs which is expected to satisfy Code Section 162(m) tax deductibility requirements. The performance objective for these awards is such that the AOCF of the business segments must exceed any of (i) $22.0 million in the six months ended June 30, 2016, or (ii) $72.2 million in either of the 2017 fiscal year or the 2018 fiscal year. If the Company fails to achieve such target in one or both of the first two measurement periods, the restricted stock units which would have vested will remain eligible to vest upon achievement of the target in a subsequent measurement period.

On September 2, 2016, the Compensation Committee certified the achievement of the performance objectives for the awards held by executives by virtue of the AOCF of the business segments for the six months ending June 30, 2016 ($38.9 million) exceeding $22.0 million.

Pre-MSG Distribution Cash Performance Awards

In connection with the MSG Distribution, the compensation committee of MSG Networks exercised its negative discretion with respect to the cash performance awards granted to its executive officers in the fiscal years ended June 30, 2014 and June 30, 2015, so that such awards will entitle such executive officers to a fixed dollar amount equal to the target value of the performance award. With respect to the NEO awards which were subject to Code Section 162(m), the MSG Networks compensation committee had previously certified the achievement of the performance criteria for such cash performance awards. Payment of the awards will be subject to the individual’s continued employment with either MSG Networks or the Company, as applicable, through the regularly scheduled vesting date (Messrs. Dolan and Burian are considered Company employees with respect to the vesting of these awards), and otherwise will remain subject to the terms of the cash performance award agreement. In connection with the MSG Distribution, the Company assumed the liability for such awards with respect to Company employees. MSG Networks will reimburse the Company for 33% of the amount of such cash awards accrued by MSG Networks as of the MSG Distribution Date, plus, with respect to Messrs. Dolan and Burian, in light of their dual employment, 30% of cash awards accrued from and after the MSG Distribution Date. In September 2016, the cash performance awards granted to the NEOs in the fiscal year ended June 30, 2014 were paid in cash at their respective target values.

Hedging Policy and Holding Requirements

The Company’s Insider Trading Policy prohibits all directors and employees (including NEOs) from engaging in short sales or other “hedging” transactions that might otherwise be used by a director or NEO to weaken their alignment with the Company’s stockholders.

Under our executive compensation program for the year ended June 30, 2016, annual restricted stock unit awards to NEOs vest ratably on each of the first three anniversaries of the date of grant and annual performance stock unit awards to NEOs cliff-vest on the third anniversary of the date of grant, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above). With respect to our directors, and as discussed above under “—Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Company stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff- and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our directors) is to require each of our directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

Benefits

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Prior to its sale in June 2016, Mr. Dolan received health benefits from Cablevision, and now receives such benefits from the Company.

Defined Benefit Plans

In connection with the MSG Distribution, the Company assumed from MSG Networks sponsorship of the MSG Holdings, L.P. Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including executive officers. As of the MSG Distribution, the Cash Balance Pension Plan was renamed the MSG Sports & Entertainment, LLC Cash Balance Plan. Under the MSG Sports & Entertainment, LLC Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a non-qualified deferred compensation plan, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation. Effective March 1, 2011, MSG Networks merged the Madison Square Garden, L.P. Retirement Plan (the “Retirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

In connection with the MSG Distribution, the Company assumed from MSG Networks the sponsorship of the MSG Holdings, L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSG Distribution, the Savings Plan was renamed the Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which MSG Networks also contributes as a participating employer. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. Prior to January 1, 2016, the Company matched 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions were subject to vesting limitations for the first three years of employment. Effective January 1, 2016, the Savings Plan was amended to provide (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company.

In addition, the Company offers the MSG Sports & Entertainment, LLC Excess Savings Plan (the “Excess Savings Plan”), a non-qualified deferred compensation plan, to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Perquisites

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Mr. Dolan and Mr. O’Connor each have regular access to a car and driver which each is permitted to use for personal use in addition to business purposes. Prior to the sale of Cablevision in June 2016, Mr. Dolan’s car and driver were provided by Cablevision and a portion of such costs were allocated to the Company. Following the sale of Cablevision, the Company commenced providing a car and driver to Mr. Dolan, a portion of which is reimbursed by MSG Networks. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

During the fiscal year ended June 30, 2016, the Company owned its own airplane, and also had access to various aircraft through time sharing arrangements with a subsidiary of Cablevision and various Dolan family entities. Generally, Mr. Dolan had been permitted to use Cablevision helicopters for personal travel, which has primarily been for purposes of commutation. The Company and Cablevision had agreed on an allocation of the costs of such personal helicopter use. Following the sale of Cablevision in June 2016, there is no arrangement for aircraft or helicopter use between the Company and Cablevision. Mr. O’Connor has been permitted to use the Company’s aircraft as well as aircraft of Cablevision (until its sale in June 2016) and various Dolan family entities for commutation and personal use. See “Relationship Between Us and MSG Networks, AMC Networks and Cablevision — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental costs associated with the personal use of aircraft (other than for commutation). To the extent any NEO or other employee uses any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executives. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participated in Cablevision’s executive security program until its sale in June 2016. The Company and Cablevision agreed on an allocation of the costs of such participation in their security program. Because certain of those costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported herein as perquisites. Following the sale of Cablevision in June 2016, the Company commenced providing security services for Mr. Dolan, a portion of which is reimbursed by MSG Networks. In addition, the Company also reimbursed Mr. O’Connor for certain security expenses.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to sporting events and other entertainment at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

During the 2016 fiscal year, the Company leased an apartment in Los Angeles. The apartment is available for use by senior executives of the Company and for other business purposes. To the extent that any NEO or other employee used the apartment for personal purposes during the year, they were imputed compensation for tax purposes.

Post-Termination Compensation

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

Tax Deductibility of Compensation

Code Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Code Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Code Section 162(m) and to be consistent with providing appropriate compensation to executive officers. The Company’s stockholders are being asked to approve the CIP and Employee Stock Plan at the annual meeting. For additional information about these plans, please see Proposals 3 and 4.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Code Section 162(m). For example, we expect that the amount of annual base salary in excess of $1 million for each of the President and Chief Executive Officer and the next three most highly paid NEOs, plus any other annual compensation paid or imputed to each of the President and Chief Executive Officer and the next three most highly paid NEOs covered by Code Section 162(m) that causes their respective non-performance based compensation to exceed the $1 million limit, will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain, motivate and reward our executives, notwithstanding Code Section 162(m).

Other Awards – MSG Distribution

Stock Options

In connection with the MSG Distribution, each option to purchase MSG Networks’ Class A Common Stock became two options: one option to acquire MSG Networks Class A Common Stock and one option to acquire our Class A Common Stock. Options with respect to our Class A Common Stock were issued under the Employee Stock Plan. The existing exercise price was allocated between the existing options and the new Company options based upon the volume-weighted average prices of the MSG Networks Class A Common Stock and our Class A Common Stock over the ten trading days immediately following the MSG Distribution as reported by Bloomberg Business, and the underlying share amount took into account the 1:3 distribution ratio (i.e., one share of our Class A Common Stock was issued for every three shares of MSG Networks Class A Common Stock). Other than the split of the options and the allocation of the existing exercise price, there were no additional adjustments to the existing options in connection with the MSG Distribution and the terms of each employee’s applicable option award agreement will continue to govern our options.

Employee Restricted Stock Units

In connection with the MSG Distribution, each holder of an employee restricted stock unit that was granted by MSG Networks prior to July 1, 2015 received one Company employee restricted stock unit in respect of every three MSG Networks employee restricted stock units owned on the record date (each such employee restricted stock unit of the Company, a “Distribution Unit”). In connection with the MSG Distribution, each MSG Networks employee restricted stock unit that was granted after July 1, 2015 was adjusted in accordance with its terms, which generally provide that (1) each holder who remained employed by MSG Networks following the MSG Distribution continued to hold the employee restricted stock units, with the number of employee restricted stock units adjusted to reflect the MSG Distribution to maintain the value of the employee restricted stock units, and (2) each holder who the Company employed following the MSG Distribution received our restricted stock units of the same value as the original MSG Networks employee restricted stock units, and the MSG Networks employee restricted stock units were cancelled. Any holder of MSG Networks employee restricted stock units granted after July 1, 2015 who was employed by both MSG Networks and us following the MSG Distribution (including Messrs. Dolan and Burian) continued to hold MSG Networks employee restricted stock units, adjusted to reflect the MSG Distribution, and received our restricted stock units in connection with the MSG Distribution, so that 30% of the value of the employee’s restricted stock units were MSG Networks employee restricted stock units and 70% of the value of the employee’s restricted stock units were our restricted stock units as of the MSG Distribution Date.

With respect to outstanding long-term cash and equity awards, the Company and MSG Networks are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Member of the Compensation Committee

Scott M. Sperling (Chair)

Vincent Tese

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion and Analysis” for an explanation of our compensation philosophy and program.

Historical Compensation Information

The information set forth below with respect to the Pre-MSG Distribution Period and years ended June 30, 2015 and 2014, is historical MSG Networks compensation. Such historical MSG Networks information has been provided by, or derived from information provided by, MSG Networks and reflects compensation earned during the Pre-MSG Distribution Period and years ended June 30, 2015 and 2014 based upon services rendered to MSG Networks and its subsidiaries. Amounts relating to the MSG Pre-Distribution Period that are separately disclosed in the MSG Networks Definitive Proxy Statement, filed with the SEC on October 27, 2016, are not disclosed herein, so as to avoid double-counting. Following the MSG Distribution, our Executive Chairman and Executive Vice President, General Counsel and Secretary are shared employees of the Company and MSG Networks, and therefore the information set forth below for periods following the MSG Distribution only reflects the portion of compensation for those shared executives paid by the Company for services rendered to the Company, and excludes amounts for which MSG Networks reimbursed the Company (for more information regarding the compensation of Messrs. Dolan and Burian by MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2016).

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2016, 2015, and 2014, respectively.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James L. Dolan(8)	2016		296,154	—	1,466,013	1,663,833	6,835	170,541	3,603,376
Executive Chairman and President and Chief Executive Officer	2015	(7)	550,000	—	885,219	2,293,000	52,312	266,324	4,046,855
	2014	(7)	549,995	—	866,376	2,312,125	48,949	251,512	4,028,957
David O’Connor(9)	2016		1,538,462	—	47,284,428	4,767,739	—	453,765	54,044,394
President and Chief Executive Officer
Donna Coleman(10)	2016		804,263	—	2,001,671	1,769,850	—	17,245	4,593,029
Executive Vice President and Chief Financial Officer	2015	(7)	412,500	—	—	—	—	5,540	418,040
Lawrence J. Burian	2016		538,462	—	1,257,230	1,752,514	65,241	19,732	3,633,179
Executive Vice President, General Counsel and Secretary	2015	(7)	754,115	$86,590	561,942	1,785,200	55,590	23,424	3,266,861
	2014	(7)	703,269	—	420,714	929,077	43,118	22,221	2,118,399
Joseph F. Yospe	2016		375,523	—	412,022	433,292	42,725	13,708	1,277,270
Senior Vice President, Controller and Principal Accounting Officer	2015	(7)	465,516	—	207,421	475,962	41,671	14,738	1,205,308
	2014	(7)	446,269	—	202,986	470,581	37,595	14,113	1,171,544

(1)	The 2016 salary information excludes the following amounts paid by MSG Networks during the Pre-MSG Distribution Period: Mr. Dolan – $275,000; Mr. O’Connor – $407,692; Ms. Coleman – $802,083; Mr. Burian – $514,423; and Mr. Yospe – $127,750.

For 2016, combined salaries paid by the Company and MSG Networks to the NEOs accounted for approximately the following percentages of their total compensation from both companies: Mr. Dolan – 11%; Mr. O’Connor – 4%; Ms. Coleman – 30%; Mr. Burian – 19%; and Mr. Yospe – 34%.

(2)	This column reflects a performance bonus paid outside of the MSG Networks’ Cash Incentive Plan to Mr. Burian with respect to performance during the year ended June 30, 2015.

(3)

This column reflects the aggregate grant date fair value of Company restricted stock units and target performance stock units granted to the executives, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. For each of Messrs. O’Connor and Yospe, the amount reflects the value of their September 2015 MSG Networks grant of restricted stock units and performance stock units which were converted into Company restricted stock units and performance stock units, respectively, on October 14, 2015, in connection with the MSG Distribution, and, in the case of Mr. O’Connor, his July 2015 one-time special grant of MSG Networks restricted stock units which were also converted into Company restricted stock units on October 14, 2015 in connection with the MSG Distribution. The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer. For Ms. Coleman, the amount reflects her October 2015 Company grant of restricted stock units and performance stock units. For Messrs. Dolan and Burian, the amount reflects 70% of the aggregate grant date fair value of their September 2015 MSG Networks grant of restricted stock units and target performance stock units (the value of their September 2015 MSG Networks grants was split in connection with the MSG Distribution on October 14, 2015 such that 70% of the value converted into a Company award and 30% remained an award of MSG Networks). The full grant value of the September 2015 MSG Networks grant for restricted stock units and target performance stock units was: Mr. Dolan: $877,090 and $877,090, and Mr. Burian: $752,209 and $752,209, respectively. At the highest level of performance, the value of the performance stock units on the grant date would be $647,864 for Mr. Dolan (representing the 70% attributable to the Company); $4,758,571 for Mr. O’Connor; $1,048,692 for Ms. Coleman; $555,588 for Mr. Burian (representing the 70% attributable to the Company); and $217,243 for Mr. Yospe. As discussed in the “Compensation Discussion and Analysis — Elements of Our Compensation Program — Performance Stock Units,” the Compensation Committee converted the performance stock units into restricted stock units in December 2015. Accordingly, the grant date fair value of the performance stock units is shown at target performance.

(4)	For the 2016 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2016 and paid in September 2016 as well as the long-term cash performance awards granted by MSG Networks in September 2013 and paid at their target value (as a result of the MSG Networks compensation committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution), in each case, less amounts reimbursed by MSG Networks, representing 33% of the liability accrued for each award as of the MSG Distribution Date plus, with respect to Messrs. Dolan and Burian’s long-term cash performance awards, 30% of the liability accrued after the MSG Distribution Date. These long-term cash performance awards were paid in September 2016 in the following amounts: Mr. Dolan: $875,000 ($282,188 of which was reimbursed by MSG Networks); Mr. Burian: $425,000 ($137,063 of which was reimbursed by MSG Networks); and Mr. Yospe: $205,000 ($50,734 of which was reimbursed by MSG Networks). For the 2015 figures, this column reflects the annual incentive awarded by MSG Networks in June 30, 2015 and paid in September 2015 as well as the long-term cash performance awards granted by MSG Networks in September 2012 and earned based on 2015 fiscal year performance. These long-term cash performance awards were paid in September 2015 by MSG Networks in the following amounts: Mr. Dolan: $896,000, Mr. Burian: $435,200, and Mr. Yospe: $209,920. For the 2014 figures, this column reflects the annual incentive award granted by MSG Networks in June 30, 2014 and paid in September 2014 as well as the long-term cash performance awards granted by MSG Networks in September 2011 and earned based on 2014 fiscal year performance. These long-term cash performance awards were paid by MSG Networks in September 2014 in the following amounts: Mr. Dolan: $937,125, Mr. Burian: $401,625, and Mr. Yospe: $219,555.

(5)	For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated cash balance plan account and accumulated excess cash balance account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	Excess Savings Plan Match(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
James L. Dolan	2016	—	10,217	630	159,694	170,541
David O’Connor	2016	9,231	27,692	1,890	414,952	453,765
Donna Coleman	2016	9,600	7,015	630	—	17,245
Lawrence J. Burian	2016	10,286	8,291	1,155	—	19,732
Joseph F. Yospe	2016	8,872	4,228	608	—	13,708

(a)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each of Messrs. Dolan and O’Connor, Ms. Coleman, and Messrs. Burian and Yospe to participate in the Company’s group life insurance program, excluding amounts paid by MSG Networks prior to the MSG Distribution.

(c)	This column represents, for the NEOs, the following aggregate estimated perquisites, as described in the table below, excluding, with respect to Mr. O’Connor, Ms. Coleman and Mr. Yospe, amounts paid by MSG Networks prior to the MSG Distribution.

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Other(IV)	Total ($)
James L. Dolan	2016	27,735	43,045	81,287	*	159,694
David O’Connor	2016	*	206,423	*	167,164	414,952
Donna Coleman	2016	*	*	*	*	**
Lawrence J. Burian	2016	*	*	*	*	**
Joseph F. Yospe	2016	*	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2016 for the individual is less than $10,000.

(I)	Prior to the sale of Cablevision, amounts in this column for Mr. Dolan represent an amount charged by Cablevision for the executive’s personal use of Cablevision vehicles. Following the sale of Cablevision in June 2016, the Company commenced providing cars and drivers to Mr. Dolan, a portion of which is reimbursed by MSG Networks and reflected in the amounts above. Following the sale of Cablevision with respect to Mr. Dolan, and following the MSG Distribution, with respect to Mr. O’Connor, the amounts in this column are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)	As discussed under “Compensation Discussion and Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of aircraft of the Company, and use pursuant to the Company’s time sharing arrangements with a subsidiary of Cablevision and various Dolan family entities (see “Relationship Between Us, MSG Networks, AMC Networks and Cablevision”). Incremental cost is determined as the actual additional cost incurred by the Company under the time sharing arrangements.

(III)	The amounts in this column represent (i) the amounts billed to the Company by Cablevision for Mr. Dolan’s participation in Cablevision’s executive security program until its sale in June 2016 and (ii) certain security expenses of Mr. O’Connor that were reimbursed by the Company.

(IV)	The amount in this column represents temporary housing and commercial flight costs in connection with Mr. O’Connor’s relocation reimbursed by the Company following the MSG Distribution. With respect to Mr. Dolan, the amount in this column represents personal use of the Los Angeles apartment leased by the Company following the MSG Distribution.

(7)	This row represents historical MSG Networks information. The information has been provided by, or derived from information provided by, MSG Networks. All information set forth for the fiscal years ended June 30, 2015, and 2014, and the Pre-MSG Distribution Period, reflects compensation during those periods based upon services rendered to MSG Networks by our NEOs, all of which was paid by MSG Networks. Amounts relating to the MSG Pre-Distribution Period that are separately disclosed in the MSG Networks Definitive Proxy Statement with respect to an NEO are not disclosed herein, so as to avoid double-counting. We understand from MSG Networks that the information as to stock awards reflects the grant date fair value of the awards, computed in accordance with FASB ASC Topic 718.

(8)	Mr. Dolan assumed the responsibilities of President and Chief Executive Officer of MSG Networks effective as of March 13, 2015 until July 15, 2015.

(9)	Mr. O’Connor assumed the responsibilities of President and Chief Executive Officer of MSG Networks effective as of July 15, 2015 and served in such position until he became the President and Chief Executive Officer of the Company in connection with the MSG Distribution.

(10)	Effective October 16, 2015, Ms. Coleman was appointed Executive Vice President and Chief Financial Officer of the Company. From May 5, 2015 to October 15, 2015, Ms. Coleman was Interim Chief Financial Officer of MSG Networks and the Company, as applicable.

Grants of Plan-Based Awards

The table below presents information regarding awards granted during the year ended June 30, 2016 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units and performance stock units.

Name	Year	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)
James L. Dolan	2016	9/11/2015(2)		770,000	1,540,000
	2016	9/11/2015(3)				3,291	3,657	4,023		588,923
	2016	9/11/2015(4)							3,657	877,090
David O’Connor	2016	9/11/2015(2)		4,000,000	8,000,000
	2016	9/11/2015(3)				24,177	26,863	29,549		4,326,018
	2016	9/11/2015(4)							26,863	4,701,831
	2016	7/15/2015(5)							207,285	38,256,579
Donna Coleman	2016	10/16/2015(2)		1,350,000	2,700,000
	2016	10/16/2015(3)				5,328	5,920	6,512		953,357
	2016	10/16/2015(4)							5,920	1,048,314
Lawrence J. Burian	2016	9/11/2015(2)		1,050,000	2,100,000
	2016	9/11/2015(3)				2,822	3,136	3,450		505,021
	2016	9/11/2015(4)							3,136	752,209
Joseph F. Yospe	2016	9/11/2015(2)		219,681	439,362
	2016	9/11/2015(3)				1,103	1,226	1,349		197,435
	2016	9/11/2015(4)							1,226	214,587

(1)

This column reflects the aggregate fair value of the restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2016 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of the performance stock units is shown at target performance. For each of Messrs. O’Connor and Yospe, the amount reflects the value of their September 2015 MSG Networks grant of restricted stock units and performance stock units which were converted into Company restricted stock units and performance stock units, respectively, on October 14, 2015 in connection with the MSG Distribution, and, in the case of Mr. O’Connor, the value of his July 2015 one-time special grant of MSG Networks restricted stock units which was also converted into Company restricted stock units on October 14, 2015 in connection with the MSG Distribution. The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer. In the case of Ms. Coleman, the amount reflects her October 2015 Company grant of restricted stock units and performance stock units. For Messrs. Dolan and Burian, the amount reflects 70% of the aggregate grant date fair value of their September 2015 MSG Networks grant of restricted stock units and performance stock units (the value of their September 2015 MSG Networks grants was split in connection with the MSG Distribution on October 14, 2015 such that 70% of the value converted into a Company award and 30% remained an award of MSG Networks). The full grant value of the September 2015 MSG Networks grant for restricted stock units and performance stock units was: Mr. Dolan: $877,090 and $877,090, and Mr. Burian: $752,209 and $752,209, respectively. At the highest level of performance, the value of the performance stock units on the grant date would be $647,864 for Mr. Dolan (representing the 70% attributable to the Company); $4,758,571 for Mr. O’Connor; $1,048,692 for Ms. Coleman; $555,588 for Mr. Burian (representing the 70% attributable to the Company); and $217,243 for Mr. Yospe. As discussed in the “Compensation Discussion and Analysis — Elements of Our Compensation Program — Performance Stock Units,” the Compensation Committee converted the performance stock units into restricted stock units in December 2015. Accordingly, the grant date fair value of the performance stock units is shown at target performance.

(2)	This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the year ended June 30, 2016. Each of the executives is assigned a target bonus which is a percentage of the executive’s base salary for such year. There is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the executive’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2016 for performance in the 2016 fiscal year (less amounts reimbursed by MSG Networks, representing 33% of the liability accrued for each award as of the MSG Distribution Date) are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)	This row reflects the number of target performance stock units awarded in the year ended June 30, 2016. Each performance stock unit was granted with a target number of units, with an actual payment upon the achievement of performance targets. In December 2015, in light of the Company’s then-ongoing business and management restructuring following the MSG Distribution, and the challenges of setting appropriate targets in that context, the Compensation Committee determined to modify these awards to cliff-vest at target in September 2018 (subject to the continued employment requirement), and established a six-month performance period and objectives for the awards to NEOs intended to satisfy Code Section 162(m), which such criteria have been satisfied. For more information regarding the terms of these awards, please see “Compensation Discussion and Analysis — Elements of Our Compensation Program — Performance Stock Units.” With respect to the NEOs (other than Ms. Coleman, whose awards were first granted following the MSG Distribution), this row reflects the applicable number of performance stock units after they were equitably adjusted in October 2015 from MSG Networks performance stock units following the MSG Distribution. Additionally, with respect to Messrs. Dolan and Burian, this row reflects such awards following their equitable adjustment in October 2015 to reflect their respective dual employment by the Company and MSG Networks.

(4)	This row reflects the number of restricted stock units awarded in the year ended June 30, 2016. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in equal installments on each of the first three anniversaries of the grant date subject to continued employment requirements and were subject to performance criteria which have been satisfied. With respect to the NEOs (other than Ms. Coleman, whose awards were first granted following the MSG Distribution), this row reflects the applicable number of restricted stock units after they were equitably adjusted in October 2015 from MSG Networks restricted stock units following the MSG Distribution. Additionally, with respect to Messrs. Dolan and Burian, this row reflects such awards following their equitable adjustment in October 2015 to reflect their respective dual employment by the Company and MSG Networks. See “— Compensation Discussion and Analysis — Elements of Our Compensation Program — Restricted Stock Units.”

(5)	This row includes 476,480 restricted stock units granted as a one-time special award to Mr. O’Connor upon his hiring, as equitably adjusted in October 2015 from MSG Networks restricted stock units into Company restricted stock units following the MSG Distribution. The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

Outstanding Equity Awards at June 30, 2016

The table below shows the aggregate number and value of unvested restricted stock units and the target number of performance stock units outstanding for each NEO, in each case, as of June 30, 2016. References in the footnotes to awards granted in the MSG Pre-Distribution Period mean the awards granted by MSG Networks, as converted into Company awards following the MSG Distribution.

Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	16,817(2)	2,901,101
David O’Connor	261,011(3)	45,027,008
Donna Coleman	11,840(4)	2,042,518
Lawrence J. Burian	11,525(5)	1,988,178
Joseph F. Yospe	4,678(6)	807,002

(1)	Calculated using the closing price of Class A Common Stock on the NYSE on June 30, 2016 of $172.51 per share.

(2)	With respect to Mr. Dolan, the total in this column represents an award of 3,657 restricted stock units granted as a long-term incentive award in September 2015, 3,657 performance stock units granted as a long-term incentive award in September 2015, and 9,503 Distribution Units granted in respect of outstanding restricted stock units of MSG Networks.

(3)	With respect to Mr. O’Connor, the total in this column represents an award of 207,285 restricted stock units granted as a one-time special grant in connection with his hire in July 2015, 26,863 restricted stock units granted as a long-term incentive award in September 2015, and 26,863 performance stock units granted as a long-term incentive award in September 2015. The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(4)	With respect to Ms. Coleman, the total in this column represents an award of 5,920 restricted stock units granted as a long-term incentive award in October 2015, and 5,920 performance stock units granted as a long-term incentive award in October 2015.

(5)	With respect to Mr. Burian, the total in this column represents an award of 3,136 restricted stock units granted as a long-term incentive award in September 2015, 3,136 performance stock units granted as a long-term incentive award in September 2015, and 5,253 Distribution Units granted in respect of outstanding restricted stock units of MSG Networks.

(6)	With respect to Mr. Yospe, the total in this column represents an award of 1,226 restricted stock units granted as a long-term incentive award in September 2015, 1,226 performance stock units granted as a long-term incentive award in September 2015, and 2,226 Distribution Units granted in respect of outstanding restricted stock units of MSG Networks. As discussed in greater detail under “Compensation Discussion and Analysis — Other Awards – MSG Distribution,” Mr. Yospe holds certain MSG Networks equity-based awards that are not reflected in the table above, which, following the MSG Distribution, are subject to continued employment by the Company or an affiliate thereof. As of June 30, 2016, Mr. Yospe held 6,680 MSG Networks restricted stock units.

Option Exercises

The table below shows stock option exercises during the year ended June 30, 2016.

Option Exercises
Name	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise ($)
James L. Dolan	22,000	2,692,360(2)
David O’Connor	—	—
Donna Coleman	—	—
Lawrence J. Burian	—	—
Joseph F. Yospe	—	—

(1)	This column represents options to purchase Company stock issued in connection with the MSG Distribution with respect to options to purchase MSG Networks stock that were awarded to certain employees of MSG Networks and the Company prior to the MSG Distribution.

(2)	Calculated using the closing price of Class A Common Stock on the NYSE on the date of exercise, February 24, 2016, of $154.17 per share, less the option price per share multiplied by the number of options exercised.

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2016.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Cash Balance Plan	7(3)	232,099
David O’Connor	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Donna Coleman	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—
Lawrence J. Burian	Cash Balance Pension Plan	16(5)	195,863
	Excess Cash Balance Plan	16(5)	215,626
Joseph F. Yospe	Cash Balance Pension Plan	6(5)	104,707
	Excess Cash Balance Plan	6(5)	73,122

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 9 to our financial statements included in our 2016 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan, as he was a participant in Cablevision’s cash balance plan until its sale in June 2016. Mr. Dolan commenced participation in the Excess Cash Balance Plan in connection with the MSG Distribution. Amounts accrued by Mr. Dolan prior to the MSG Distribution under MSG Networks’ excess cash balance plan were transferred to our Excess Cash Balance Plan. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Dolan’s participation in MSG Networks’ excess cash balance plan.

(4)	Mr. O’Connor and Ms. Coleman had not yet commenced participation in the Cash Balance Pension Plan and the Excess Cash Balance Plan as a result of such plans’ one-year waiting periods.

(5)	In connection with the Cablevision Distribution, Mr. Burian’s accrued benefits under each of the Cablevision cash balance pension plan and Cablevision excess cash balance plan were transferred to the Cash Balance Pension Plan and the MSG Networks’ excess cash balance plan, respectively. The number of years of credited service under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan includes the period of Mr. Burian’s participation in the Cablevision plans prior to the Cablevision Distribution. In connection with the MSG Distribution, Messrs. Burian and Yospe’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to the Excess Cash Balance Plan. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Burian and Yospe’s participation in the MSG Networks excess cash balance plan prior to the MSG Distribution.

The Company maintains several benefit plans for our executives. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Upon the MSG Distribution, the Company assumed from MSG Networks the sponsorship of the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the Cash Balance Pension Plan, including the NEOs (other than Messrs. Dolan and O’Connor and Ms. Coleman), which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Code limits, the maximum compensation taken into account in determining benefits is limited to $265,000 in calendar year 2016).

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum. Effective on March 1, 2011, the Retirement Plan (as described below) was merged into the Cash Balance Pension Plan. The merged plan remains named the Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs (other than Mr. O’Connor and Ms. Coleman), with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans ($265,000 in calendar year 2016). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company. The Excess Cash Balance Pension Plan was be frozen to future benefit accruals effective as of December 31, 2015.

Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Mr. Dolan), may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The participants had been eligible to receive a matching contribution from the Company of up to 50% of the first 6% of eligible pay contributed by participating employees. Effective January 1, 2016, the Savings Plan has been amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by the Company, to which MSG Networks also contributes for its employees.

Excess Savings Plan

The Excess Savings Plan is an unfunded, non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($265,000 in calendar year 2016) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($18,000, or $24,000 if 50 or over, for calendar year 2016) can continue to make pre-tax contributions under the Excess Savings Plan of up to 6% of his or her eligible pay. In addition, the Company had made matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. Effective January 1, 2016, the Excess Savings Plan has been amended to provide (a) a matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

Nonqualified Deferred Compensation

The table below shows (i) the contributions made by each NEO and the Company or, with respect to the Pre-MSG Distribution Period, MSG Networks during the year ended June 30, 2016, (ii) aggregate earnings on each NEO’s account balance during the year ended June 30, 2016 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2016.

Name	Plan Name	Executive Contributions in 2016 ($)(1)	Registrant Contributions in 2016 ($)(2)	Aggregate Earnings in 2016 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2016 ($)(4)
James L. Dolan	Excess Savings Plan	13,327	10,217	3,532	—	306,760
David O’Connor	Excess Savings Plan	29,723	27,692	166	—	57,581
Donna Coleman	Excess Savings Plan	9,415	7,015	30	—	16,461
Lawrence J. Burian	Excess Savings Plan	13,495	8,291	5,491	—	467,109
Joseph F. Yospe	Excess Savings Plan	10,353	4,228	1,328	—	115,860

(1)	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)	Amounts accrued by NEOs under the MSG Networks excess savings plan prior to the MSG Distribution were transferred over to the Excess Savings Plan.

Employment Agreements

Each of our NEOs, other than Mr. Dolan, had an employment agreement with the Company in the year ended June 30, 2016. In the cases of Mr. O’Connor, Ms. Coleman and Mr. Yospe, such agreements were initially entered into by each officer with MSG Networks and were assigned to the Company in connection with the MSG Distribution. Mr. Burian entered into a new employment agreement with the Company on September 11, 2015, which became effective upon the MSG Distribution. In October 2015, the Company approved a new employment agreement for Ms. Coleman in connection with her appointment as Executive Vice President and Chief Financial Officer (previously, she had served as Interim Chief Financial Officer). Mr. Yospe’s employment agreement expired in February 2016, and he remained an employee-at-will of the Company until he and the Company entered into a new employment agreement, effective as of September 1, 2016. On September 16, 2016, the Company entered into a new employment agreement with Mr. Dolan, effective July 1, 2016. Set forth below is a description of the employment agreements between the Company and each of Messrs. Dolan and O’Connor, Ms. Coleman, and Messrs. Burian and Yospe.

As noted above in the Compensation Discussion and Analysis, each of Messrs. Dolan and Burian also serve as an officer and employee of MSG Networks. Such MSG Networks employment arrangements are pursuant to employment arrangements between MSG and each of Messrs. Dolan and Burian, as applicable (which are not described herein).

James L. Dolan

On September 16, 2016, the Company entered into an employment agreement with James L. Dolan, which provides for Mr. Dolan’s continued employment as the Executive Chairman of the Company.

The new employment agreement, which is effective as of July 1, 2016, provides for an annual base salary of not less than $1,000,000. Mr. Dolan is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an aggregate target value of not less than $7,500,000.

If, on or prior to December 31, 2019, Mr. Dolan’s employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If there is a Qualifying Termination, or if Mr. Dolan’s employment is terminated due to his death or disability, after December 31, 2019, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement recognizes that Mr. Dolan will be employed by MSG Networks during his employment with the Company. If Mr. Dolan’s employment with MSG Networks is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Dolan’s employment agreement with MSG Networks) prior to December 31, 2019, and while Mr. Dolan remains employed by the Company, then the Compensation Committee may either (1) increase Mr. Dolan’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) to equal the aggregate target annual compensation to which Mr. Dolan was entitled from the Company and from MSG Networks at the time of such MSG Networks termination, or (2) elect not to increase Mr. Dolan’s target annual compensation, in which case Mr. Dolan will have “good reason” to resign his employment within 20 days following the Compensation Committee’s election, and receive the MSG Networks Severance Amount (as defined below) in addition to the severance payments and benefits described in the preceding paragraph. If the Compensation Committee elects to increase Mr. Dolan’s compensation pursuant to clause (1) above, then his target annual compensation may be increased up to a maximum annual base salary of $2,000,000, annual bonus opportunity of 200% of base salary and annual target long-term incentive of $13,500,000. We refer to the amount of this increase as the “incremental compensation.” Mr. Dolan will not receive a cash severance payment from MSG Networks (the “MSG Networks Severance Amount”) on such a termination, which amount will instead be paid by MSG Networks to the Company. Additionally, if, following an MSG Networks termination, Mr. Dolan’s employment with the Company is terminated after December 31, 2019, without cause, for good reason or due to death or disability, then Mr. Dolan will be entitled to an additional severance payment from the Company equal to the MSG Networks Severance Amount less the aggregate incremental compensation paid or awarded to Mr. Dolan by the Company after the MSG Networks termination. The employment agreement also provides that certain actions and circumstances arising from or relating to Mr. Dolan’s dual employment with MSG Networks will not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

David O’Connor

In connection with the MSG Distribution and Mr. O’Connor’s appointment as President and Chief Executive Officer of the Company, Mr. O’Connor’s employment agreement with MSG Networks dated June 29, 2015 was assigned to the Company. The term of the employment agreement commenced on July 15, 2015 (the “Effective Date”). The employment agreement provides for an annual base salary of not less than $2,000,000 and, commencing with the fiscal year beginning July 1, 2015, an annual target bonus equal to not less than 200% of Mr. O’Connor’s annual base salary. Mr. O’Connor will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. O’Connor’s continued employment by the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Mr. O’Connor will receive one or more long-term awards with an aggregate target value of not less than $9,000,000.

In connection with the execution of the employment agreement, Mr. O’Connor received a one-time grant of restricted stock units with an aggregate grant date value equal to $40,000,000, determined based on the average closing price of a share of MSG Networks Class A Common Stock for the 20 trading days prior to, but not including, the Effective Date. In connection with the MSG Distribution, this one-time grant was cancelled and replaced in October 2015 with a grant of Company restricted stock units with a then-equivalent value (the “Make-Whole Grant”). The Make-Whole Grant value will cliff-vest on the third anniversary of the Effective Date subject to the achievement of performance objectives established by the Compensation Committee. Under the agreement, Mr. O’Connor is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. O’Connor’s employment with the Company is terminated prior to the third anniversary of the Effective Date (i) by the Company (other than for “Cause”), or (ii) by Mr. O’Connor for “Good Reason” (so long as “Cause” does not then exist), then, subject to Mr. O’Connor’s execution of a separation agreement with the Company, the Make-Whole Grant will vest and be delivered (or if the performance conditions applicable to the Make-Whole Grant have not been satisfied, the Make-Whole Grant will be delivered promptly after the performance conditions have been satisfied).

If Mr. O’Connor’s employment with the Company is terminated on or after the third anniversary of the Effective Date and on or prior to September 30, 2020 (the “O’Connor Scheduled Expiration Date”) (i) by the Company (other than for “Cause”), or (ii) by Mr. O’Connor for “Good Reason” (so long as “Cause” does not then exist), then, subject to Mr. O’Connor’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. O’Connor’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. O’Connor’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. O’Connor to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. O’Connor’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. O’Connor subject to satisfaction of any applicable performance criteria; and (e) each of Mr. O’Connor’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Mr. O’Connor including a noncompetition agreement that restricts Mr. O’Connor’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company on or prior to the O’Connor Scheduled Expiration Date (or, if Mr. O’Connor remains continuously employed by the Company through the O’Connor Scheduled Expiration Date, then until the O’Connor Scheduled Expiration Date).

Donna Coleman

The Company entered into a new employment agreement with Donna Coleman effective as of October 16, 2015, which provides for Ms. Coleman’s employment as the Executive Vice President and Chief Financial Officer of the Company.

The employment agreement provides for an annual base salary of not less than $900,000. Ms. Coleman will be eligible to participate in the Company’s discretionary annual cash incentive program with an annual target bonus equal to not less than 150% of her annual base salary. Ms. Coleman will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Coleman’s continued employment by the Company. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it is expected that Ms. Coleman will receive one or more long-term awards with an aggregate target value of not less than $2,000,000. Under the agreement, Ms. Coleman continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to October 1, 2018, Ms. Coleman’s employment with the Company is terminated (i) by the Company other than for “cause” as defined in the agreement, or (ii) by Ms. Coleman for “good reason” as defined in the agreement (so long as “cause” does not then exist), then, subject to Ms. Coleman’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Coleman’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Coleman’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Coleman to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Coleman’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Coleman subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Coleman’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contains certain covenants by Ms. Coleman including a noncompetition agreement that restricts Ms. Coleman’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Lawrence J. Burian

On September 11, 2015, the Company entered into an employment agreement with Lawrence J. Burian, which became effective as of the MSG Distribution Date. As noted above, Mr. Burian’s MSG Networks employment arrangement is pursuant to a separate written employment agreement with MSG Networks (for more information regarding Mr. Burian’s employment arrangement with MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2016). The employment agreement with the Company provides for Mr. Burian’s employment as the Executive Vice President, General Counsel and Secretary of the Company. The employment agreement provides for a minimum annual base salary of not less than $700,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company. It is expected that Mr. Burian will receive one or more long-term awards with an aggregate target value of not less than $1,050,000. Mr. Burian will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to October 1, 2019 (the “Burian Scheduled Expiration Date”) (i) by the Company (other than for “cause” as defined in the agreement), or (ii) by Mr. Burian for “good reason” (as defined in the agreement and so long as “cause” does not then exist), then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable to or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if cause then exists) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed with MSG Networks. If Mr. Burian’s employment with MSG Networks is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s agreement with MSG Networks) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG Networks at the time of such MSG Networks termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG Networks (the “MSG Networks Severance”) on such a termination, which amount will instead be paid by MSG Networks to the Company.

Additionally, if Mr. Burian’s employment from the Company is terminated after the Burian Scheduled Expiration Date and after such MSG termination without cause, for good reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Networks Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG Networks termination.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Joseph F. Yospe

Pursuant to his employment agreement with the Company (as assigned to the Company by MSG Networks) dated August 21, 2012, as amended, Mr. Yospe received a minimum annual base salary of $434,000. Effective September 2014, the Compensation Committee increased Mr. Yospe’s annual base salary to $469,404. He was eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 45% of his base salary. Bonus payments were based on actual salary paid during the year for which they were awarded. Mr. Yospe was eligible for the Company’s standard benefits program. He was also eligible, subject to his continued employment and actual grant by the Compensation Committee, to participate in such long-term incentive programs that were made available in the future to similarly situated executives of the Company. Any such awards were subject to actual grant by the Compensation Committee, and were pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to February 9, 2016, Mr. Yospe’s employment was involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), the Company was obligated to pay severance in an amount equal to his base salary plus his target annual bonus, each as then in effect. In September 2015, the Compensation Committee agreed to amend Mr. Yospe’s employment agreement to also provide for him to receive upon any such involuntary termination any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Any such payment would have been payable at the same time as such bonuses were paid to similarly situated executives and would be based on Mr. Yospe’s then current annual target bonus as well as Company performance for the applicable fiscal year as determined by the Company in its sole discretion, but without adjustment for Mr. Yospe’s individual performance. Payment of any amounts described in this paragraph would have been subject to Mr. Yospe’s execution of a severance agreement to the Company’s satisfaction.

Mr. Yospe’s employment agreement expired on February 9, 2016, and the Company and Mr. Yospe entered into a new employment agreement effective as of September 1, 2016. The terms of the new employment agreement are substantially similar to the terms of Mr. Yospe’s prior employment agreement, provided that Mr. Yospe will receive a minimum annual base salary of not less than $502,825, will participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 45% of his base salary and will be eligible, subject to his continued employment and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an aggregate target value of not less than $460,000. If, prior to September 1, 2019, Mr. Yospe’s employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Yospe for “good reason” (as defined in the agreement) and cause does not then exist, the Company is obligated to provide him with (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Yospe’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. Yospe’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

Termination and Severance

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2016 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2016. This information is presented to illustrate the payments such executives would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in employment agreements between the Company and the NEOs. For a description of termination provisions in the employment agreements, see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2016 under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2016.

•	We have valued equity awards using the closing market price of Class A Common Stock on the NYSE on June 30, 2016, the last trading day of our fiscal year, of $172.51.

•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	With respect to Mr. Burian, we have assumed that on June 30, 2016 he is simultaneously terminated from both the Company and MSG Networks. For a summary of Mr. Burian’s treatment upon a termination from one company but not the other, please see “— Employment Agreements.” For a description of the payment and benefits to which Mr. Burian would be entitled from MSG Networks upon a termination of employment, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 27, 2016.

•	With respect to Mr. Dolan, at June 30, 2016, Mr. Dolan was not party to an employment agreement with the Company. On September 16, 2016, the Company and Mr. Dolan entered into a new employment agreement that provides for severance and other termination benefits, a description of which is set forth under “— Employment Agreements.”

•	With respect to Mr. Yospe, at June 30, 2016, the employment agreement between Mr. Yospe and the Company had expired. Effective September 1, 2016, the Company and Mr. Yospe entered into a new employment agreement that provides for severance and other termination benefits, a description of which is set forth under “— Employment Agreements.”

Benefits Payable as a Result of Voluntary Termination of Employment by Employee

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 30, 2016, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by Employee Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 30, 2016, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by MSG for Cause, no NEO would have been entitled to any payments at June 30, 2016, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	—	—	$4,500,000(1)	$3,500,000(1)	—
Pro rata bonus	—	—	$1,769,850(2)	$1,464,577(2)	—
Unvested restricted stock	—	$35,758,735(3)	$1,021,259(4)	$540,991(4)	—
Unvested performance stock	—	—	$1,021,259(5)	$540,991(5)	—
Cash Performance awards	—	—	—	$669,746(6)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents a pro rata annual bonus for the year in which the termination occurred (with respect to Mr. Burian, less amounts subsidized by MSG Networks relating to 33% of amounts accrued as of the MSG Distribution Date), payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance objectives.

(3)	Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(4)	Represents the full vesting of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Mr. Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units. With respect to Mr. Burian, restricted stock units granted upon the MSG Distribution in respect of his 2014 and 2015 fiscal year grants of MSG Networks restricted stock units are subject to his continued MSG Network employment and are therefore not included in this table.

(5)	Represents the full vesting at target of the 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Mr. Burian, the performance stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units.

(6)	Upon a simultaneous termination without cause by the Company and MSG Networks, Mr. Burian will be entitled to payment of his 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Mr. Burian upon such a simultaneous termination without cause (inclusive of MSG Networks’ liability) is $980,209.

Benefits Payable as a Result of Termination of Employment by Employee for Good Reason*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	—	—	$4,500,000(1)	$3,500,000(1)	—
Pro rata bonus	—	—	$1,769,850(2)	$1,464,577(2)	—
Unvested restricted stock	—	$35,758,735(3)	$1,021,259(4)	$540,991(4)	—
Unvested performance stock	—	—	$1,021,259(5)	$540,991(5)	—
Cash Performance awards	—	—	—	$669,746(6)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents a pro rata annual bonus for the year in which the termination occurred (with respect to Mr. Burian, less amounts subsidized by MSG Networks relating to 33% of amounts accrued as of the MSG Distribution Date), payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance objectives.

(3)	Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(4)	Represents the full vesting of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Mr. Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units. With respect to Mr. Burian, restricted stock units granted upon the MSG Distribution in respect of his 2014 and 2015 fiscal year grants of MSG Networks restricted stock units are subject to his continued MSG Network employment and are therefore not included in this table.

(5)	Represents the full vesting at target of the 2016 fiscal year grant of performance stock units granted in October 2015 (in the case of Mr. Burian, the performance stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units.

(6)	Upon a simultaneous termination for good reason by the Company and MSG Networks, Mr. Burian will be entitled to payment of his 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Mr. Burian upon such a simultaneous termination for good reason (inclusive of MSG Networks’ liability) is $980,209.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	—	—			—
Pro rata bonus	—	—	$1,769,850(1)	$1,464,577(1)	—
Unvested restricted stock	$630,869(2)	$40,392,871(3)	$1,021,259(4)	$540,991(4)	$697,976(2)
Unvested performance stock	$210,290(5)	$1,544,712(5)	$1,021,259(6)	$540,991(6)	$70,499(5)
Cash Performance awards	$990,208(7)	—	—	$669,746(8)	$247,370(7)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred (with respect to Mr. Burian, less amounts subsidized by MSG Networks relating to 33% of amounts accrued as of the MSG Distribution Date), payable to the same extent as annual bonuses are paid to the other executives.

(2)	Represents the full vesting of Messrs. Dolan and Yospe’s 2016 fiscal year grant of 3,657 and 1,226 restricted stock units, respectively (granted by MSG Networks in September 2015 and converted or, with respect to Mr. Dolan, partially converted into an award of Company restricted stock units in October 2015). With respect to Mr. Yospe, the amount also includes 2014 and 2015 fiscal year grants of MSG Networks restricted stock units (granted in September 2013 and 2014), which were: 3,580 and 3,100 units, respectively, and the Company restricted stock units that were issued in respect of such MSG Networks units upon the MSG Distribution, which were: 1,193 and 1,033 units, respectively. With respect to Mr. Dolan, such 2014 and 2015 fiscal year awards are connected to his MSG Networks employment, and are therefore not included in this table.

(3)	Represents the full vesting of Mr. O’Connor’s one-time grant of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units), and his 2016 fiscal year grant of restricted stock units granted in September 2015 by MSG Networks, and converted into an award of the Company in October 2015 in connection with the MSG Distribution (26,863 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(4)	Represents the full vesting of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Mr. Burian, the restricted stock units were granted by MSG Networks in September 2015 and was converted into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units. With respect to Mr. Burian, restricted stock units granted upon the MSG Distribution in respect of his 2014 and 2015 fiscal year grants of MSG Networks restricted stock units are subject to his continued MSG Network employment and are therefore not included in this table.

(5)	Represents the pro-rata target value of Messrs. Dolan, O’Connor and Yospe’s 2016 fiscal year performance stock units granted by MSG Networks in September 2015 and were converted or, with respect to Mr. Dolan, partially converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution, which were: 3,657, 26,863 and 1,226 units, respectively.

(6)	Represents the full target value of Ms. Coleman and Mr. Burian’s 2016 fiscal year performance stock units granted in October 2015 (in the case of Mr. Burian, the award was granted by MSG Networks in September 2015 and was converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution, which were: 5,920 and 3,136 units, respectively.

(7)	Represents a portion of the pro rata target value of Messrs. Dolan and Yospe’s 2014 and 2015 fiscal year cash performance awards, which were assigned from MSG Networks in connection with the MSG Distribution. Upon a simultaneous termination due to death by the Company and MSG Networks, Mr. Dolan will be entitled to payment of his 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus, with respect to Mr. Dolan, 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Yospe upon such a simultaneous termination due to death (inclusive of MSG Networks’ liability) is: Mr. Dolan: $1,458,333; and Mr. Yospe: $341,667.

(8)	Upon a simultaneous termination due to death by the Company and MSG Networks, Mr. Burian will be entitled to payment of his 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Mr. Burian upon such a simultaneous termination due to death (inclusive of MSG Networks’ liability) is $980,209.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	David O’Connor	Donna Coleman	Lawrence J. Burian	Joseph F. Yospe
Severance	—	—	—	—	—
Pro rata bonus	—	—	$1,769,850(1)	$1,464,577(1)	—
Unvested restricted stock	—	$35,758,735(2)	$1,021,259(3)	$540,991(3)	—
Unvested performance stock	—	—	$1,021,259(4)	$540,991(4)	—
Cash Performance awards	—	—	—	$669,746(5)	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred (with respect to Mr. Burian, less amounts subsidized by MSG Networks relating to 33% of amounts accrued as of the MSG Distribution Date), payable to the same extent as annual bonuses are paid to the other executives.

(2)	Represents the full vesting of Mr. O’Connor’s one-time special award of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(3)	Represents the full vesting of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Mr. Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units. With respect to Mr. Burian, restricted stock units granted upon the MSG Distribution in respect of his 2014 and 2015 fiscal year grants of MSG Networks restricted stock units are subject to his continued MSG Network employment and are therefore not included in this table.

(4)	Represents the full target value of Ms. Coleman and Mr. Burian’s 2016 fiscal year performance stock units granted in October 2015 (in the case of Mr. Burian, the award was granted by MSG Networks in September 2015 and was converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units.

(5)	Upon a simultaneous termination due to disability by the Company and MSG Networks, Mr. Burian will be entitled to payment of his 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Mr. Burian upon such a simultaneous termination due to disability (inclusive of MSG Networks’ liability) is $980,209.

Benefits Payable as a Result of Termination of Employment from the Company in Connection with a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan	David O’Connor	Donna Coleman(2)	Lawrence J. Burian(2)	Joseph F. Yospe
Severance	—	—	$4,500,000(3)	$3,500,000(3)	—
Pro rata bonus	—	—	$1,769,850(4)	$1,464,577(4)	—
Unvested restricted stock	$630,869(5)	$40,392,871(6)	$1,021,259(7)	$540,991(7)	$697,976(5)
Unvested performance stock	$630,869(8)	$4,634,136(8)	$1,021,259(9)	$540,991(9)	$211,497(8)
Performance awards	$1,194,374(10)	—	—	$669,746(11)	$331,081(10)
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes thereto describe amounts payable as a result of certain terminations of employment by the executive or the Company following a change in control. The amounts payable as a result of termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the executive or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of Messrs.

Dolan, Burian or Yospe would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	If Ms. Coleman or Mr. Burian is terminated without cause or resigns with good reason following a change in control or a going private transaction, he or she would be entitled to the amounts set forth in this table.

(3)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(4)	Represents a pro rata annual bonus for the year in which the termination occurred (with respect to Mr. Burian, less amounts subsidized by MSG Networks relating to 33% of amounts accrued as of the MSG Distribution Date), payable to the same extent as annual bonuses are paid to the other executives without regard to personal performance objectives.

(5)	Represents the full vesting of Messrs. Dolan and Yospe’s 2016 fiscal year grant of 3,657 and 1,226 restricted stock units, respectively (granted by MSG Networks in September 2015 and converted or, with respect to Mr. Dolan, partially converted into an award of Company restricted stock units in October 2015). With respect to Mr. Yospe, the amount also includes 2014 and 2015 fiscal year grants of MSG Networks restricted stock units (granted in September 2013 and 2014), which were: 3,580 and 3,100 units, respectively, and the Company restricted stock units that were issued in respect of such MSG Networks units upon the MSG Distribution, which were: 1,193 and 1,033 units, respectively. With respect to Mr. Dolan, such 2014 and 2015 fiscal year awards are connected to his MSG Networks employment, and are therefore not included in this table. Upon a change in control or going private transaction, Messrs. Dolan and Yospe will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(6)	Represents the full vesting of Mr. O’Connor’s one-time grant of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer. This amount will become payable upon Mr. O’Connor’s termination without cause or resignation with good reason following a change in control or a going private transaction. The amount also includes the full vesting of his 2016 fiscal year grant of restricted stock units granted in September 2015 by MSG Networks, and converted into an award of the Company in October 2015 in connection with the MSG Distribution (26,863 units). Upon a change in control or going private transaction, with respect to his 2016 fiscal year grant, Mr. O’Connor will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(7)	Represents the full vesting of the 2016 fiscal year grant of restricted stock units granted in October 2015 (in the case of Mr. Burian, the restricted stock units were granted by MSG Networks in September 2015 and were converted, in part, into an award of Company restricted stock units in October 2015 in connection with the MSG Distribution), which were: Ms. Coleman: 5,920 units; and Mr. Burian: 3,136 units. With respect to Mr. Burian, restricted stock units granted upon the MSG Distribution in respect of his 2014 and 2015 fiscal year grants of MSG Networks restricted stock units are subject to his continued MSG Network employment and are therefore not included in this table.

(8)	Represents the target value of the 2016 fiscal year performance stock units granted to Messrs. Dolan, O’Connor and Yospe by MSG Networks in September 2015, as converted or, with respect to Mr. Dolan, partially converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution, which were: 3,657, 26,863 and 1,226 units, respectively. Such awards become payable (i) upon a change in control, regardless of whether the applicable executive’s employment is terminated, or (ii) following a going private transaction if the applicable executive is employed through July 1, 2018 or is terminated without cause or resigns for good reason prior to such applicable date.

(9)	Represents the full target value of Ms. Coleman and Mr. Burian’s 2016 fiscal year performance stock units granted in October 2015 (in the case of Mr. Burian, the award was granted by MSG Networks in September 2015 and was converted into an award of Company performance stock units in October 2015 in connection with the MSG Distribution), which were: 5,920 and 3,136 units, respectively.

(10)	Represents a portion of the target value of Messrs. Dolan and Yospe’s 2014 and 2015 fiscal year cash performance awards granted by MSG Networks and assigned to the Company in connection with the MSG Distribution. Such awards become payable (i) upon a change in control, regardless of whether the applicable executive’s employment is terminated, or (ii) following a going private transaction if the applicable executive is employed through July 1, 2017 (with respect to the 2014 fiscal year award), or July 1, 2018 (with respect to the 2015 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus, with respect to Mr. Dolan, 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Messrs. Dolan and Yospe upon such a simultaneous termination in connection with a change in control or going private transaction (inclusive of MSG Networks’ liability) is: Mr. Dolan: $1,750,000; and Mr. Yospe: $410,000.

(11)	Upon a simultaneous termination by the Company and MSG Networks in connection with a change in control or going private transaction, Mr. Burian will be entitled to payment of his 2014 and 2015 fiscal year cash performance awards. In connection with the MSG Distribution, MSG Networks retained a portion of the liabilities (33% of the amounts accrued prior to the MSG Distribution Date, plus 30% of amounts accrued after the MSG Distribution Date) with respect to such awards, which MSG Networks will pay to MSG and are therefore not included in the table above. The total value of the awards payable to Mr. Burian upon such a simultaneous termination in connection with a change in control or going private transaction (inclusive of MSG Networks’ liability) is $980,209.

Equity Compensation Plan Information

The following table sets forth information with respect to compensation plans in effect as of June 30, 2016 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)(c)
Equity compensation plans approved by security holders	497,691	$24.05	2,236,910
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	497,691	$24.05	2,236,910

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 277 stock options issued in connection with the MSG Distribution (which are held by Cablevision employees) and 497,414 restricted stock units.

(2)	In September 2016, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 242,950 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.

(3)	Represents the weighted-average exercise price of 277 outstanding stock options.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2015 EMPLOYEE STOCK PLAN

Prior to the MSG Distribution, MSG Networks, as the sole stockholder of the Company at that time, approved the Employee Stock Plan. As previously disclosed and permitted by the NYSE and IRS rules, we are seeking stockholder approval of the Employee Stock Plan at our first annual stockholders meeting as a public company. The proposed Employee Stock Plan is the same as that included as Exhibit 10.4 to our 2016 Form 10-K. The Employee Stock Plan is being submitted for the approval of the stockholders of the Company in order to comply with the NYSE rules and Code Section 162(m). If the Employee Stock Plan is not approved, then Code Section 162(m) provides that the Company will be unable to obtain tax deductions for certain compensation expenses associated with awards granted under the Employee Stock Plan to certain of our executive officers. While there can be no assurance that the Company will be able to claim a tax deduction in respect of awards under the Employee Stock Plan, the Board believes it is in the Company’s best interest to be in a position to do so and, therefore, recommends that the stockholders vote to approve the Employee Stock Plan.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Employee Stock Plan will provide sufficient shares for our equity-based compensation needs for approximately five years following the date the plan is approved by stockholders. Our equity-based compensation, including the broad-based participation of our employees and the equity compensation paid to our executive officers and members of management, results in a “burn rate” as indicated in the chart below:

Fiscal Year 2016
(a) Total shares underlying equity-based awards granted(1)	414,989
(b) Average diluted common shares outstanding	24,754,216
(c) Burn rate (a/b)(2)	1.68%

(1)	Reflects the gross number of shares underlying awards made to employees during the 2016 fiscal year. Includes Mr. O’Connor’s one-time grant of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Employee Stock Plan is 9.65%. The overhang is calculated as follows, in each case as of October 12, 2016: (x) the sum of (a) 1,921,971 shares remaining available under the Employee Stock Plan and (b) 649,095 shares underlying unvested outstanding employee awards, divided by (y) 26,637,559, which includes shares outstanding plus shares remaining available under the Employee Stock Plan, Director Stock Plan and shares underlying unvested outstanding employee awards. There are no unvested shares outstanding under the Director Stock Plan. All vested awards are included in the outstanding shares of the Company. Our Compensation Committee also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing our grants. As discussed above in the Compensation Discussion and Analysis section, we believe that the grant of equity awards that vest over time provides executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. For additional information with respect to our outstanding awards, please see Note 10 to our financial statements included in our 2016 Form 10-K.

Overview

The purpose of the Employee Stock Plan is to (i) compensate employees of the Company and its affiliates who are responsible for the management and growth of the business of the Company and its affiliates, and (ii) advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its affiliates are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its affiliates, and strengthen their desire to remain with the Company and its affiliates. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its affiliates to attract and retain desirable personnel and will better align the interests of participating employees with those of the Company’s stockholders. The Employee Stock Plan provides for grants of incentive stock options (as defined in Section 422 of the Code), non-qualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance restricted stock units and other equity-based awards (collectively, “Awards”). The

Employee Stock Plan will terminate, and no more Awards will be granted after September 30, 2025 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Employee Stock Plan will not affect previously granted Awards.

The primary aspects of the Employee Stock Plan are set forth below. The summary is qualified in its entirety by the Employee Stock Plan which is set forth in Annex A to this proxy statement.

Shares Subject to the Employee Stock Plan; Other Limitations

The Employee Stock Plan is administered by the Company’s Compensation Committee. Awards may be granted under the Employee Stock Plan to such employees of the Company and its affiliates as the Compensation Committee may determine. An “affiliate” is defined in the Employee Stock Plan to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least 5% of the outstanding equity interests. The total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Awards under the Employee Stock Plan may not exceed an aggregate of 2,650,333, which may be either treasury shares or authorized and unissued shares. To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason, in whole or in part, without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee may also grant Awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan. Any shares underlying Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not count against the shares available to be delivered pursuant to Awards under the Employee Stock Plan. No single employee may be issued Awards during any one calendar year for, or that relate to, a number of shares exceeding 666,666. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects shares such that the failure to make an adjustment to an Award would not appropriately protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award).

Awards

All employees of the Company and its affiliates will be eligible to receive Awards under the Employee Stock Plan. Under the Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of the Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. Other than in the case of the death of a participant, such options and stock appreciation rights may be exercised for a term fixed by the Compensation Committee but no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding until the first anniversary of the participant’s death, whether or not such first anniversary occurs after such ten-year period. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Compensation Committee’s discretion) for an amount equal to the excess of the fair market value of a share of

Class A Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option). The Employee Stock Plan prohibits, in each case, without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions.

The Company may also grant restricted shares and restricted stock units. A restricted share is a share of Class A Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the applicable award agreement. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.

A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, a restricted stock unit will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant, upon the vesting of the restricted stock unit, an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued.

The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Under the Employee Stock Plan, the Compensation Committee will have the authority, in its discretion, to add performance criteria as a condition to any employee’s ability to exercise a stock option or stock appreciation right, or the vesting or payment of any restricted shares or restricted stock units, granted under the Employee Stock Plan. Additionally, the Employee Stock Plan specifies certain performance criteria that may, in the case of certain executive officers of the Company, be conditions precedent to the vesting of awards granted to such executives under the Employee Stock Plan. The Employee Stock Plan provides that such performance criteria may be determined by reference to the performance of the Company, an affiliate or a business segment, product, production, event, network or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, sponsor, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, U.S. GAAP or non–U.S. GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, customer acquisition or retention, facilities utilization or attendance; (ix) sports team performance; (x) operating metrics relating to sales, sponsorships or customer service or satisfaction; (xi) capital spending management, facility maintenance, construction or renovation or product or service deployments; (xii) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xiii) a specified increase in the fair market value of the Company’s Class A Common Stock; (xiv) a specified increase in the private market value of the Company; (xv) the price of the Company’s Class A Common Stock; (xvi) earnings per share; and/or (xvii) total stockholder return.

Any Award that is subject to recovery under any law, governmental regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required pursuant to such law, regulation or listing, or any clawback policy adopted by the Company.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Employee Stock Plan at any time and from time to time may amend or revise the terms of the Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. The consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of an Adjustment Event, except to the extent the terms of an award agreement expressly refer to an Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Certain Awards under the Employee Stock Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of certain Awards under the Employee Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and their impact in any one case may depend upon the particular circumstances.

Incentive Stock Options

An employee will not be subject to tax upon the grant of an incentive stock option or upon the exercise of an ISO. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be included in the employee’s alternative minimum taxable income. Whether the employee is subject to the alternative minimum tax will depend on his or her particular circumstances. The employee’s basis in the shares received will be equal to the exercise price paid, and the holding period in such shares will begin on the day following the date of exercise. If an employee disposes of the shares on or after (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO (the “statutory holding period”), the employee will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and his or her basis in the shares.

Nonstatutory Stock Options

For the grant of an option that is not intended to be (or does not qualify as) an ISO, an employee will not be subject to tax upon the grant of such an option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to an employee as ordinary income, and such amount is generally deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock

An employee will not be subject to tax upon receipt of an award of shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the Employee Stock Plan unless the employee makes the election referred to below. Upon lapse of the restrictions, an employee will recognize ordinary income equal to the fair market value of the shares on the date of lapse (less any amount the employee may have paid for the shares), and such income will be subject to income tax withholding and employment taxes. An employee’s basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and an employee’s holding period in such shares begins on the day after the restrictions lapse. If any dividends are paid on such shares prior to the lapse of the restrictions they will be includible in an employee’s income during the restricted period as additional compensation (and not as dividend income) and will be subject to income tax withholding and employment taxes.

If permitted by the applicable award agreement, an employee may elect, within thirty days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares awarded (less any amount an employee may have paid for the shares), determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and employment taxes at such time. This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If an employee makes this election, the employee’s holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the employee upon the lapse of the restrictions. However, if the employee forfeits the restricted shares before the restrictions lapse, no deduction or capital loss will be available to the employee (even though the employee previously recognized income with respect to such forfeited shares).

In the taxable year in which an employee recognizes ordinary income on account of shares awarded to the employee, the Company generally will be entitled to a deduction equal to the amount of income recognized by the employee. In the event that the restricted shares are forfeited by an employee after having made the Section 83(b) election referred to above, the Company generally will include in its income the amount of its original deduction.

Stock Appreciation Rights

An employee will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of shares receivable by the employee in respect of a stock appreciation right will be taxable to the employee as ordinary income, and such amount generally will be deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. An employee’s basis in any shares received will be equal to the fair market value of such shares on the date of exercise, and an employee’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock Units

An employee will not be subject to tax upon the grant of a restricted stock unit. Upon vesting of a restricted stock unit, the fair market value of the shares covered by the Award on the vesting date will be subject to employment taxes. Upon distribution of the shares and/or cash underlying a restricted stock unit, an employee will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the distribution date) of the shares received, and such amount will generally be deductible by the Company. This amount of income will generally be subject to income tax withholding on the date of distribution. An employee’s basis in any shares received will be equal to the fair market value of the shares on the date of distribution, and an employee’s holding period in such shares will begin on the date of distribution. If any dividend equivalent amounts are paid to an employee, they will be includible in the employee’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.

Disposition of Shares

Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding Awards, an employee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the employee’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months. Currently, capital gain is generally taxed at a rate of 15% if the property is held more than one year.

Code Section 162(m) Deductibility Rules

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the employee in connection with the exercise of an option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Code Section 162(m). Under current regulations interpreting Code Section 162(m), the grant by a committee of “outside directors” of at-or above-the-money options or stock appreciation rights under a stockholder approved plan that expressly limits the amount of grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation.”

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

PROPOSAL 4 — APPROVAL OF THE COMPANY’S 2015 CASH INCENTIVE PLAN

Prior to the MSG Distribution, MSG Networks, as the sole stockholder of the Company at that time, approved the CIP. As previously disclosed and permitted by IRS rules, we are seeking stockholder approval of the CIP at our first annual stockholders meeting as a public company. The proposed CIP is the same as that included as Exhibit 10.5 to our 2016 Form 10-K. The CIP is being submitted for the approval of the stockholders of the Company in order to comply with Code Section 162(m). If the CIP is not so approved, then Code Section 162(m) provides that the Company will be unable to obtain tax deductions for certain compensation expenses associated with awards granted to certain of our executive officers under the CIP. While there can be no assurance that the Company will be able to claim a tax deduction in respect of awards under the CIP, the Board believes it is in the Company’s best interest to be in a position to do so and therefore, recommends that the stockholders vote to approve the CIP.

The primary aspects of the CIP are set forth below. The summary is qualified in its entirety by the CIP which is set forth in Annex B to this proxy statement.

Overview

The purposes of the CIP are (i) to advance the interest of the Company and its stockholders by providing a means to motivate the employees of the Company and its affiliates, upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent; (ii) to link the rewards of the employees of the Company and its affiliates to the achievement of specific performance objectives and goals when so desired; (iii) to assist the Company and its affiliates in maintaining a competitive total compensation program that serves to attract and retain the most highly qualified individuals; and (iv) to permit the grant and payment of awards that are deductible to the Company pursuant to Code Section 162(m) when so desired.

The CIP is being submitted to stockholders for their approval so that payments under the CIP will constitute “qualified performance-based compensation” under Code Section 162(m), which limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain “covered employees,” unless the compensation is “qualified performance-based compensation.” Under Code Section 162(m), at least three conditions must be satisfied in order for compensation to qualify as performance based: (i) the compensation must be payable on account of the attainment of one or more pre-established, objective performance goals; (ii) the material terms of the compensation and the performance goals must be disclosed to and approved by stockholders before payment; and (iii) a committee of the Board that is comprised solely of two or more “outside directors” must certify the performance goals that have been satisfied before payment. In an effort to structure the compensation paid to covered employees as to qualify as “performance-based compensation” under Code Section 162(m), the Board adopted the CIP subject to stockholder approval at the annual meeting.

Awards under the CIP are an important element of the total compensation package of certain employees of the Company. Notwithstanding the submission of the CIP to stockholders, the Company reserves the right to pay its employees, including participants in the CIP, amounts under the CIP and other amounts which may or may not be deductible under Code Section 162(m) or other provisions of the Code.

The CIP is administered by the Company’s Compensation Committee. Awards may be granted under the CIP to such employees of the Company or an affiliate of the Company, as the Compensation Committee may determine. An “affiliate” is defined in the CIP to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least 5% of the outstanding equity interests.

The Compensation Committee may establish one or more conditions which must be satisfied in order for an employee to be entitled to an award under the CIP. The CIP specifies that, to the extent that an award under the CIP is intended to qualify for deductibility under Code Section 162(m), the payment of the award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an affiliate or a business segment, product, team, venue, production, event or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, sponsor, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, U.S. GAAP or non-U.S. GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, customer acquisition or retention, facilities utilization or attendance; (ix) sports team performance; (x) operating metrics relating to sales, sponsorships or customer service or satisfaction; (xi) capital spending management, facility maintenance, construction or renovation or product or service deployments; (xii) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xiii) a specified increase in the fair market value of the Company’s Class A Common Stock; (xiv) a specified increase in the private market value of the Company; (xv) the price of the Company’s Class A Common Stock; (xvi) earnings per share; and/or (xvii) total stockholder return.

CIP Awards

The CIP provides for two types of cash awards: Long-Term Incentive Awards and Annual Incentive Awards. Long-Term Incentive Awards may be subject to such terms and conditions (including the performance criteria described below) as the Compensation Committee determines; however, no Long-Term Incentive Award will cover a period of more than ten years. In no event may any covered employee be granted in any fiscal year of the Company, Long-Term Incentive Awards that are intended to satisfy the requirements of Code Section 162(m) exceeding in the aggregate $10 million. Annual Incentive Awards may also be subject to such terms and conditions (including the performance criteria described above) as the Compensation Committee determines. In no event may any covered employee be granted in any fiscal year of the Company, Annual Incentive Awards that are intended to satisfy the requirements of Code Section 162(m) exceeding in the aggregate $10 million. No Long-Term Incentive Award or Annual Incentive Award may be made to a covered employee after September 30, 2020.

If the Compensation Committee establishes conditions to the entitlement of a Long-Term Incentive Award or Annual Incentive Award for a covered employee relating to the achievement of performance criteria, the Compensation Committee must determine whether the performance criteria have been met with respect to the employee and, if they have, so certify and ascertain the amount of the applicable Long-Term Incentive Award or Annual Incentive Award. No Long-Term Incentive Award or Annual Incentive Award (if contingent on such performance criteria) will be paid until such certification is made by the Compensation Committee.

Amendment; Termination

The Board or the Compensation Committee may discontinue the CIP at any time and from time to time may amend or revise the terms of the CIP, as permitted by applicable law, except that it may not amend or revise, in any manner unfavorable to a recipient (other than if immaterial), any Long-Term Incentive Award, without the consent of the recipient of that Long-Term Incentive Award.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

PROPOSAL 5 — APPROVAL OF THE COMPANY’S 2010 STOCK PLAN FOR

NON-EMPLOYEE DIRECTORS

Prior to the MSG Distribution, MSG Networks, as the sole stockholder of the Company at that time, approved the Director Stock Plan. As previously disclosed and permitted by the NYSE rules, we are seeking stockholder approval of the Director Stock Plan at our first annual stockholders meeting as a public company. The proposed Director Stock Plan is the same as that included as Exhibit 10.6 to our 2016 Form 10-K. The Director Stock Plan is being submitted for the approval of the stockholders of the Company in order to comply with the NYSE rules.

The primary aspects of the Director Stock Plan are set forth below. The summary is qualified in its entirety by the Director Stock Plan as set forth in Annex C to this proxy statement.

Historic Burn Rate and Potential Dilution

We believe that the shares available for issuance under the Director Stock Plan will provide sufficient shares for our equity-based non-employee director compensation needs for approximately five years following the date the plan is approved by stockholders. Our non-employee director compensation results in a “burn rate” as indicated in the chart below:

Fiscal Year 2016
(a) Total shares underlying equity-based awards granted(1)	6,919
(b) Average diluted common shares outstanding	24,754,216
(c) Burn rate (a/b)(2)	0.03%

(1)	Reflects the gross number of shares underlying awards made to non-employee directors during the 2016 fiscal year.

(2)	Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.

Our Compensation Committee recognizes that, as commonly calculated, the total potential dilution or “overhang” from the Director Stock Plan is 0.39%. The overhang is calculated as follows, in each case as of October 12, 2016: (x) 104,237 shares remaining available under the Director Stock Plan divided by (y) 26,637,559, which includes shares outstanding plus shares remaining available under the Director Stock Plan, Employee Stock Plan and shares underlying unvested outstanding employee awards. There are no unvested shares outstanding under the Director Stock Plan. All vested awards are included in the outstanding shares of the Company. For additional information with respect to our outstanding awards, please see Note 10 to our financial statements included in our 2016 Form 10-K.

Overview

We believe that the Company’s ability to attract and retain capable persons as non-employee directors will be enhanced if it can provide its non-employee directors with equity-based awards and that the Company will benefit from encouraging a sense of proprietorship of such persons stimulating the active interest of such persons in the development and financial success of the Company. The Director Stock Plan provides for potential grants of non-qualified stock options, restricted stock units, restricted shares and other equity-based awards (collectively, “Director Awards”) to our non-employee directors. We currently have 11 non-employee directors. The Director Stock Plan will terminate, and no more Director Awards will be granted, after September 30, 2025 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Director Stock Plan will not affect previously granted Director Awards.

Shares Subject to the Director Stock Plan; Other Limitations

The Director Stock Plan is administered by the Company’s Compensation Committee. The total number of shares of the Company’s Class A Common Stock that may be issued pursuant to Director Awards under the Director Stock Plan, may not exceed an aggregate of 160,000 shares, which may be either treasury shares or authorized and unissued shares. To the extent that (i) a Director Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares or (ii) any shares under a Director Award are not issued because of payment or withholding obligations, then the Compensation Committee may also grant Director Awards with respect to such shares. Director Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan and shares relating to any other Director Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Director Awards may be made under the Director Stock Plan. Any shares underlying Director Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not count against the shares available to be delivered pursuant to Director Awards under the Director Stock Plan. In the event that any Adjustment Event affects shares such that the failure to make an adjustment to a Director Award would not appropriately protect the rights represented by the Director Award in accordance with the essential intent and principles thereof, then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Director Award (including, without limitation, the number of shares covered by such outstanding Director Award, the type of property to which the Director Award is subject and the exercise price of such Director Award).

Director Awards

Under the Director Stock Plan, the Company may grant stock options to participants. The options will be exercisable at a price determined by the Compensation Committee on the date of the Director Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option is granted, and will otherwise be subject to such terms and conditions as specified by the Compensation

Committee, provided that, unless determined otherwise by the Compensation Committee, such options will be fully vested and exercisable on the date of grant. Each option granted pursuant to the Director Stock Plan will terminate upon the earlier to occur of (i) the expiration of ten years following the date upon which the option is granted and (ii) a period fixed by the Compensation Committee in the award agreement; however, an award agreement may provide that in the event that a participant dies while an option is exercisable, the option will remain exercisable by the participant’s estate or beneficiary only until the first anniversary of the participant’s date of death and whether or not such first anniversary occurs prior to or following the expiration of the relevant period referred to above. Upon its exercise, an option may be settled, in the Compensation Committee’s discretion, for a cash amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the exercise price of the option. The Director Stock Plan prohibits, in each case, without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions.

The Company may also grant restricted stock units to participants. A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the Director Award agreement. Unless otherwise provided by the Compensation Committee, such restricted stock units will be fully vested on the date of grant and will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant an amount equal to the ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued. If a restricted stock unit is not fully vested at the date of grant, the dividend equivalent right will not apply until such restricted stock unit is vested.

The Compensation Committee may grant other equity-based or equity-related awards (including without limitation restricted shares, unrestricted shares and share appreciation awards) to non-employee directors subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.

Amendment; Termination

The Board or the Compensation Committee may discontinue the Director Stock Plan at any time and from time to time may amend or revise the terms of the Director Stock Plan or any Director Award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. Consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of a Director Stock Plan Adjustment Event, except to the extent the terms of a Director Award agreement expressly refer to a Director Stock Plan Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.

U.S. Federal Tax Implications of Options and Restricted Stock Units Under the Director Stock Plan

The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and restricted stock units under the Director Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a stock option is granted under the Director Stock Plan. Upon exercising an option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to a non-employee director as ordinary income (not as capital gain). The Company will be entitled to a corresponding deduction, in an amount equal to the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The non-employee director will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of the shares on the exercise date and the non-employee director’s holding period in the shares received will commence on the day after the date of exercise.

A non-employee director will not realize any income, and the Company will not be entitled to a deduction, at the time that a restricted stock unit is granted under the Director Stock Plan. Upon payment or settlement of a restricted stock unit award in Class A Common Stock or cash, the non-employee director will recognize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the fair market value of any Class A Common Stock or cash received.

New Plan Benefits

For a discussion of new plan benefits, see “New Plan Benefits Table” below.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

NEW PLAN BENEFITS TABLE

The amount of each participant’s future awards under each of the Employee Stock Plan (See “Proposal 3 — Approval of the Company’s 2015 Employee Stock Plan”), the CIP (See “Proposal 4 — Approval of the Company’s 2015 Cash Incentive Plan”), and the Director Stock Plan (See “Proposal 5 — Approval of the Company’s 2015 Stock Plan for Non-Employee Directors”) will be determined based on the discretion of the Compensation Committee and therefore is not determinable at this time. The following table sets forth awards that were received by the persons and groups named below for the year ended June 30, 2016 under each such plan.

Name and Principal Position	Employee Stock Plan Dollar Value($)(1)	Employee Stock Plan Number of Units at Target(1)	CIP Dollar Value ($) Annual Awards(1)	Director Stock Plan Dollar Value($)(2)	Director Stock Plan Number of Units(2)
James L. Dolan	1,466,013	7,314	1,164,773	—	—
Executive Chairman
David O’Connor(3)	47,284,428	261,011	5,102,816	—	—
President and Chief Executive Officer
Donna Coleman	2,001,671	11,840	1,769,850	—	—
Executive Vice President and Chief Financial Officer
Lawrence J. Burian	1,257,230	6,272	1,588,327	—	—
Executive Vice President, General Counsel and Secretary
Joseph F. Yospe	412,022	2,452	296,906	—	—
Senior Vice President, Controller and Principal Accounting Officer
All Executive Officers	331,701	1,974	175,880	—	—
All Non-Employee Directors	—	—	—	1,258,290	6,919
All Employees who are not Executive Officers	18,649,436	109,286	—	—	—

(1)	See “Executive Compensation Tables — Summary Compensation Table” and “Executive Compensation Tables — Grants of Plan-Based Awards” for additional information.

(2)	See “Board of Directors — Director Compensation Table” for additional information.

(3)	Includes Mr. O’Connor’s one-time grant of restricted stock units granted in July 2015 by MSG Networks and converted into an award of the Company in October 2015 in connection with the MSG Distribution (207,285 units). The one-time award was to compensate Mr. O’Connor for equity foregone as a result of his departure from his prior employer.

PROPOSAL 6 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Regulation 14A of the Exchange Act we are seeking stockholder approval, on an advisory basis, of the compensation of our named executive officers as disclosed under the “Executive Compensation” section of this proxy statement. Accordingly, for the reasons discussed in the “Compensation Discussion and Analysis” section of this proxy statement, we are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the stockholders of The Madison Square Garden Company (“MSG”) approve, on an advisory basis, the compensation of MSG’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in MSG’s Proxy Statement for the 2016 annual meeting of stockholders under the heading ‘Executive Compensation’.”

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

PROPOSAL 7 — NON-BINDING ADVISORY VOTE ON FREQUENCY OF THE

STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

As required by Regulation 14A of the Exchange Act, we are seeking a stockholder vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote on executive compensation. By voting on this proposal, stockholders may indicate whether they prefer that we seek such an advisory vote every one, two or three years. Pursuant to Section 14A of the Exchange Act, we are required to hold at least once every six years an advisory stockholder vote to determine the frequency of the advisory stockholder vote on executive compensation.

After consideration of this proposal, our Board determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company and therefore recommends a vote for a triennial advisory vote. In reaching its recommendation, our Board considered that a triennial advisory vote would permit the pay for performance elements of our compensation programs to be judged over a period of time. Our Board believes that a well-structured compensation program should include policies and practices that emphasize the creation of stockholder value over the long-term and that the effectiveness of such plans cannot be best evaluated on an annual or biennial basis.

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of our all our stockholders and will consider the outcome of this vote when deciding upon the frequency of stockholder votes on executive compensation.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board recommends that an advisory vote to approve the compensation of our named executive officers be held “Every Three Years.”

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
David O’Connor	President and Chief Executive Officer
Donna Coleman	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer
Robert J. Lynn	Senior Vice President and Treasurer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

DAVID O’CONNOR, 58, is the President and Chief Executive Officer of the Company since July 15, 2015. Previously, Mr. O’Connor served as the President and Chief Executive Officer of MSG Networks from

July 15, 2015 until the MSG Distribution Date. Prior to his employment with the Company, Mr. O’Connor worked at Creative Artists Agency (CAA), an entertainment and sports agency, since 1983, and served as a Partner and Managing Director of CAA since 1995. Mr. O’Connor serves as a director of Tribeca Enterprises LLC and Boston Calling Events LLC.

DONNA COLEMAN, 60, is the Executive Vice President and Chief Financial Officer of the Company since October 16, 2015 (having previously served as Interim Chief Financial Officer of the Company since July 15, 2015). Previously, Ms. Coleman served as the Interim Chief Financial Officer of MSG Networks from May 4, 2015 until the MSG Distribution Date. Ms. Coleman was Executive Vice President, Corporate Financial Planning and Control of Cablevision from November 2012 to December 2014. Prior to that, she was Senior Vice President, Corporate Financial Planning and Control of Cablevision from June 2011 to October 2012 and Senior Vice President, Planning and Operations of Cablevision from April 2000 to May 2011. Ms. Coleman serves as a director of Tribeca Enterprises LLC and the Garden of Dreams Foundation.

LAWRENCE J. BURIAN, 46, is the Executive Vice President, General Counsel and Secretary of the Company since July 15, 2015. Mr. Burian is also the Executive Vice President, General Counsel and Secretary of MSG Networks since January 12, 2010. He was Senior Vice President, Associate General Counsel and Business Affairs of Cablevision from January 2005 until February 2010; Vice President and Associate General Counsel of Cablevision from February 2002 to December 2004, and Assistant General Counsel of Cablevision from February 2000 to January 2002. Mr. Burian was an Associate at Davis Polk & Wardwell LLP from August 1995 to February 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian serves as a director of Tribeca Enterprises LLC, Fuse Media, Inc., Boston Calling Events LLC and the Garden of Dreams Foundation.

JOSEPH F. YOSPE, 58, is the Senior Vice President, Controller and Principal Accounting Officer of the Company since July 15, 2015. Previously, Mr. Yospe served as the Senior Vice President, Controller and Principal Accounting Officer of MSG Networks from February 26, 2010 until the MSG Distribution Date. Mr. Yospe was Senior Vice President, Corporate Controller and Chief Accounting Officer of ABM Industries Incorporated from January 2008 to February 2010 and Senior Vice President from October 2007 to December 2007; Assistant Controller and then Vice President and Assistant Controller of Interpublic Group of Companies, Inc. from September 2004 to September 2007; and Corporate Controller of Genmab A/S from September 2002 to September 2004.

ROBERT J. LYNN, 52, is the Senior Vice President and Treasurer of the Company since September 30, 2015. Mr. Lynn served as the Senior Vice President, Treasury and Investor Relations of MSG Networks from May 24, 2010 to September 30, 2015. Previously, Mr. Lynn was Senior Vice President, Treasurer of Cenveo, Inc. from October 2005 to May 2010. Prior to that, he was Director, Global Cash & Liquidity of International Paper Company from June 2001 to October 2005.

RELATIONSHIP BETWEEN US AND MSG NETWORKS, AMC NETWORKS AND CABLEVISION

As a result of the MSG Distribution, MSG Networks no longer holds a common stock ownership interest in the Company. However, the Company, MSG Networks and AMC Networks are all (and Cablevision was until its sale in June 2016) under the control of Charles F. Dolan, members of his family and certain related family entities. For purposes of governing the ongoing relationships between the Company and MSG Networks and to provide for our orderly transition from a wholly-owned subsidiary of MSG Networks to a separate, publicly listed company, the Company and MSG Networks, AMC Networks and Cablevision, have entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2016 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG Networks, AMC Networks and Cablevision is set forth in Note 12 to our financial statements included in our 2016 Form 10-K.

Arrangements with MSG Networks

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG Networks (the “Distribution Agreement”) as part of a series of transactions pursuant to which we acquired the subsidiaries, businesses and other assets of MSG Networks that constitute our businesses.

Under the Distribution Agreement, MSG Networks provided us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) MSG Networks’ business (other than businesses of ours), (ii) certain identified claims or proceedings, (iii) any breach by MSG Networks of its obligations under the Distribution Agreement, (iv) any untrue statement or omission in the Registration Statement on Form 10 filed with the SEC (the “Registration Statement”) or in the related Information Statement (the “Information Statement”) relating to MSG Networks and its subsidiaries, and (v) indemnification obligations we may have to the National Basketball Association (“NBA”), the National Hockey League (“NHL”) or the Women’s National Basketball Association that result from acts or omissions of the Company. We provided MSG Networks with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Company’s businesses, (ii) any breach by us of our obligations under the Distribution Agreement, (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to MSG Networks and its subsidiaries.

In the Distribution Agreement, we released MSG Networks from any claims we might have arising out of:

•	the management of the MSG Sports and MSG Entertainment businesses on or prior to the MSG Distribution;

•	the terms of the MSG Distribution, our Certificate of Incorporation, our Amended By-Laws and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to MSG Sports or MSG Entertainment or the MSG Distribution.

Additionally, in the Distribution Agreement MSG Networks released us from any claims MSG Networks might have arising out of:

•	the management of the businesses and affairs of MSG Networks on or prior to the MSG Distribution;

•	the terms of the MSG Distribution and the other agreements entered into in connection with the MSG Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSG Distribution.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG Networks (the “Tax Disaffiliation Agreement”) that governs MSG Networks’ and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSG Distribution. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

The Company and our eligible subsidiaries previously joined with MSG Networks in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSG Distribution, we generally do not join with MSG Networks in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, with certain exceptions, MSG Networks is generally responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSG Distribution Date. We are generally responsible for all taxes that are attributable to us or one of our subsidiaries after the MSG Distribution Date.

For any tax year, we are generally responsible for filing all separate company tax returns that relate to us or one of our subsidiaries and that do not also include MSG Networks or any of its subsidiaries. MSG Networks is generally responsible for filing all separate company tax returns that relate to MSG Networks or its subsidiaries (other than tax returns that will be filed by us), and for filing consolidated, combined or unitary returns that include (i) one or more of the Company and our subsidiaries and (ii) one or more of MSG Networks and its subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the MSG Distribution Date, however, if we cannot waive the right, we are entitled to receive the resulting refund or credit, net of any taxes incurred by MSG Networks with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax Disaffiliation Agreement, and MSG Networks has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSG Networks is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party has the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between MSG Networks and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the Tax Disaffiliation Agreement will require that none of the Company, MSG Networks or any of their respective subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to MSG Networks and to its stockholders under Section 355 of the Code, or would otherwise cause holders of MSG Networks stock that received our stock in the MSG Distribution to be taxed as a result of the MSG Distribution and certain transactions undertaken in connection with the MSG Distribution. Additionally, for the two-year period following the MSG Distribution, the Company and MSG Networks may not engage in certain activities that may jeopardize the tax-free treatment of the MSG Distribution, unless the Company or MSG Networks, as applicable, receives consent from the other party or otherwise obtains a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to such other party, that the activity will not alter the tax-free status of the MSG Distribution to the other party and its stockholders. Such restricted activities include:

•	entering into any transaction pursuant to which 50% or more of the first-mentioned party’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;

•	issuing equity securities, if any such issuances would, in the aggregate, constitute 50% or more of the voting power or value of such party’s capital stock;

•	certain repurchases of such party’s common shares;

•	ceasing to actively conduct such party’s business;

•	amendments to such party’s organizational documents (i) affecting the relative voting rights of the party’s stock or (ii) converting one class of the party’s stock to another;

•	liquidating or partially liquidating; and

•	taking any other action that prevents the MSG Distribution and certain related transactions from being tax-free.

Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Transition Services Agreement

On September 11, 2015, we entered into a Transition Services Agreement with MSG Networks under which, in exchange for the fees specified in such agreement, we agreed to provide certain management and other services to MSG Networks, including with respect to such areas as tax, information technology, risk management, treasury, legal, human resources, accounting, purchasing, communications, security and compensation and benefits. MSG Networks has similarly agreed to provide certain transition services to the Company. The Company and MSG Networks, as parties receiving services under the agreement, have agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Employee Matters Agreement

We have in place an Employee Matters Agreement (the “Employee Matters Agreement”) with MSG Networks that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution. Our employees continued to participate in certain of MSG Networks’ health and welfare and other employee benefit plans through December 31, 2015, following which the Company established its own health and welfare and other employee benefit plans. In connection with the MSG Distribution, we assumed certain pension and retirement plans of MSG Networks. Following the MSG Distribution date, we and MSG Networks generally each hold responsibility for our respective employees and compensation plans except for the liability for certain incentive awards held by corporate, advertising and shared employees, the liability of which is split between the Company and MSG Networks in accordance with the Employee Matters Agreement.

Media Rights Agreements

The media rights agreements between the Company and MSG Networks covering the Knicks of the NBA and the Rangers of the NHL provide MSG Networks exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the fiscal year ended June 30, 2016 of $100 million for the Knicks and $30 million for the Rangers. The rights fee in each media rights agreement increases annually; for the year ended June 30, 2017, the rights fee increased to $104 million for the Knicks and $31.2 million for the Rangers. The rights fee is also subject to adjustments in certain circumstances, including if the Company does not make available a minimum number of games in any year. MSG Networks has certain rights to match third party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company and MSG Networks entered into an Advertising Sales Representation Agreement pursuant to which the Company has the exclusive right and obligation, for a commission, to sell MSG Networks’ advertising availabilities for an initial stated term of seven years, subject to certain termination rights, including our right to terminate if the Company and MSG are no longer affiliates and MSG Networks’ right to terminate if certain sales thresholds are not met unless we pay MSG Networks the shortfall. All of MSG Networks’ personnel who had previously worked on advertising sales transferred to the Company.

Aircraft Arrangements

On September 28, 2015, a subsidiary of the Company entered into a Time Sharing Agreement with a subsidiary of MSG Networks, pursuant to which MSG Networks has a right to lease on a “time-sharing” basis our Gulfstream Aerospace G-550 aircraft. MSG Networks is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. MSG Networks made no payments to the Company during the year ended June 30, 2016 because it did not use our Gulfstream Aerospace G-550 aircraft during such time period.

Following the MSG Distribution (until the sale of Cablevision in June 2016), the Company had a similar arrangement with a subsidiary of Cablevision, pursuant to which the Company had the right to lease on a “time-sharing” basis Cablevision’s Gulfstream Aerospace G-V aircraft. The Company paid Cablevision specified expenses for each flight it elected to utilize, but not exceeding the maximum amount payable under FAA rules. The Company also had the right to use certain Cablevision helicopters. Pursuant to these arrangements, the Company paid Cablevision $294,435 for use of its Gulfstream Aerospace G-V aircraft and helicopters during the year ended June 30, 2016. In addition, the Company and Cablevision were parties to an agreement, pursuant to which the Company subleased to Cablevision on a “time-sharing” or equivalent basis its Gulfstream Aerospace G-550 aircraft on reciprocal terms of the time sharing arrangement for the G-V aircraft. Pursuant to this arrangement, Cablevision paid the Company $555,381 for use of the Company’s Gulfstream Aerospace G-550 aircraft during the year ended June 30, 2016. In calculating the amounts payable under the agreement, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

The aircraft arrangements with respect to Cablevision were terminated in connection with the sale of Cablevision in June 2016.

Other Arrangements and Agreements with MSG Networks, AMC Networks and/or Cablevision

Equity Administration Agreements

We have in place an Equity Administration Agreement with each of AMC Networks and Cablevision that sets forth the responsibilities and liabilities of the parties regarding vesting, exercise and forfeiture of stock options of: (i) the Company that are held by employees or former employees of AMC Networks or Cablevision, as applicable; and (ii) AMC Networks or Cablevision, as applicable, that are held by employees or former employees of the Company.

Additional Arrangements

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Vice Chairman with MSG Networks and AMC Networks. The Company’s portion of such executive support expenses for the year ended June 30, 2016 was $27,773. See “— Dolan Family Arrangements” below for a description of certain additional office sharing arrangements that include MSG Networks and AMC Networks. The Company has also entered into a number of commercial and technical arrangements and agreements with MSG Networks and its subsidiaries, AMC Networks and its subsidiaries and Cablevision and its subsidiaries, none of which are material to the Company. For the year ended June 30, 2016, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology and lease of suites and sponsorship of the Company and its professional sports teams, as applicable.

Dolan Family Arrangements

The Company had a Time Sharing Agreement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan, a director of the Company, pursuant to which the DFO LLC subleased to the Company on a “time-sharing” basis its Gulfstream Aerospace GIV-SP aircraft. The Company paid DFO LLC an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 100% of the actual fuel usage for such flights, but not exceeding the maximum amount payable under FAA rules. The Company paid DFO LLC $577,698 for use of the GIV-SP aircraft during the year ended June 30, 2016. In addition, the Company and DFO LLC are parties to an agreement, pursuant to which the Company subleases to DFO LLC on a “time-sharing” or equivalent basis its Gulfstream Aerospace G-550 aircraft on reciprocal terms of the time sharing arrangement for the GIV-SP aircraft. DFO LLC made no payments to the Company during the year ended June 30, 2016 because it did not use the G-550 aircraft during such time period. The Company charges the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and a director of the Company, for office space equal to the allocated cost of such space and certain technology services provided in connection with the use of such space. The amount paid by the Knickerbocker Group, LLC during the year ended June 30, 2016 was $127,057. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

On June 16, 2016, the Company entered into an arrangement with DFO LLC, MSG Networks and AMC Networks providing for the sharing of certain expenses associated with executive office space which is available to James L. Dolan, Charles F. Dolan and DFO LLC. The Company’s current share of the office expenses is expected to amount to less than $25,000 a year. The Company paid $21,693 for its portion of such office expenses, including initial set up costs of $20,899, for the year ended June 30, 2016.

Other

Since the MSG Distribution Date, Charles A. Tese, the brother of Vincent Tese, a director of the Company, has been employed by MSG Sports & Entertainment, LLC (“MSGSE”), a subsidiary of the Company, in a non-executive officer position. Previously, Charles A. Tese was employed by a subsidiary of MSG Networks in a non-executive officer position from 2005 until the MSG Distribution Date and Vincent Tese served as a director of MSG Networks from 2010 until the MSG Distribution Date. For the year ended June 30, 2015, Mr. Charles A. Tese’s combined earnings from both MSG Networks and the Company were $112,602.

Since March 14, 2016, Ryan Dolan, the son of James L. Dolan, the Executive Chairman and a director of the Company, has been employed by MSGSE, a subsidiary of the Company, in a non-executive officer position. For the year ended June 30, 2015, Mr. Ryan Dolan earned $23,077.

On September 30, 2016, the Company entered into an agreement with InSite Applications, LLC (“InSite”), which is designed to enhance the Company’s fan engagement and customer experience at the Company’s venues and events through the use of proprietary technology developed by InSite. Under the agreement, the Company will acquire a minority interest in InSite valued at up to $875,000 (at InSite’s current valuation, which is subject to adjustment) based upon the number of InSite mobile application users driven by the Company’s marketing and promotional support for the mobile application during the term of the agreement. InSite is a company controlled by a son of Nelson Peltz (a director of the Company), in which Mr. Nelson Peltz is an investor and other immediate family members of Nelson Peltz have an interest. The Company will also have the right, but not the obligation, to purchase for cash an additional minority interest in the equity of InSite. The Company has the right to evaluate the relationship with InSite on an ongoing basis and has rights to terminate such relationship. The Company will have no role in the management of InSite.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman of MSG Networks, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG Networks and AMC Networks, and our Executive Vice President, General Counsel and Secretary, Lawrence J. Burian, also serves as Executive Vice President, General Counsel and Secretary of MSG Networks. Five of our director nominees (including James L. Dolan) also serve as directors of MSG Networks, and James L. Dolan serves as an officer of MSG Networks concurrently with his service on our Board. Six of our director nominees also serve as directors of AMC Networks, and Charles F. Dolan serves as an officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG Networks or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG Networks and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG Networks and/or AMC Networks and us. In addition, certain of our officers and directors own MSG Networks and/or AMC Networks stock, restricted stock units, cash performance awards, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company MSG Networks or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise. James L. Dolan, our Executive Chairman and a director of the Company, Gregg G. Seibert, our Vice Chairman, and six of our director nominees (including James L. Dolan) served as directors and/or officers of Cablevision until its sale in June 2016 (such individuals, the “Cablevision Overlapping Executives”).

Our Board has adopted policies (the “Policies”) that acknowledge that the Company may have overlapping directors and officers with MSG Networks and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In the Policies, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG Networks or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Policies also expressly validate certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG Networks and AMC Networks and/or any of their respective subsidiaries and provide that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. The Cablevision Overlapping Executives were covered by protections substantially similar to those described above in respect of their service at Cablevision prior to the sale of Cablevision in June 2016.

Prior to the MSG Distribution, the members of the Dolan family group entered into an agreement (the “Standstill Agreement”) with the Company in which they agreed that during the 12-month period beginning on the MSG Distribution Date, the Dolan family group must obtain the prior approval of a majority of the Company’s Independent Directors prior to acquiring common stock of the Company through a tender offer that results in members of the Dolan family group owning more than 50% of the total number of outstanding shares of common stock of the Company. For purposes of this agreement, the term “Independent Directors” means the directors of the Company who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Networks and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the current $120,000 threshold. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of the current $120,000 threshold, as well as the handling and resolution of any disputes involving amounts in excess of the current $120,000 threshold. Our executive officers and directors who are also senior executives or directors of MSG Networks and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG Networks and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of MSG Networks and/or AMC Networks, as applicable. Until its sale in June 2016, this policy also applied to Cablevision.

Currently, and throughout our fiscal year ended June 30, 2016, our Audit Committee (which consisted solely of directors elected by the holders of Class A Common Stock) served as the Independent Committee under the above policies.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2016. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 12, 2016 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings; (ii) each director or director nominee of the Company and (iii) each named executive officer of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3)	Class A Common Stock	535,881	2.7%	70.7%
340 Crossways Park Drive	Class B Common Stock	4,529,517	100%
Woodbury, NY 11797

Charles F. Dolan (3)(4)(5)(8)	Class A Common Stock	250,929	1.3%	41.8%
(28) – (32)	Class B Common Stock	2,682,470	59.2%
340 Crossways Park Drive
Woodbury, NY 11797

Helen A. Dolan (3)(4)(5)(8)	Class A Common Stock	250,929	1.3%	41.8%
(28) – (32)	Class B Common Stock	2,682,470	59.2%
340 Crossways Park Drive
Woodbury, NY 11797

James L. Dolan (3)(7)(8)	Class A Common Stock	168,979	*	9.8%
(9)(15)(17)(18)(19)(26)	Class B Common Stock	618,369	13.7%
PO Box 420
Oyster Bay, NY 11771

Kristin A. Dolan (3)(7)(8)	Class A Common Stock	168,979	*	9.8%
(9)(15)(17)(18)(19)(26)	Class B Common Stock	618,369	13.7%
PO Box 420
Oyster Bay, NY 11771

Thomas C. Dolan (3)(8)(16)	Class A Common Stock	33,047	*	4.8%
(17)(21)(25) 340 Crossways Park Drive	Class B Common Stock	308,986	6.8%
Woodbury, NY 11797

Charles P. Dolan (8)(27)	Class A Common Stock	6,094	*	*
	Class B Common Stock	—	—

Wilt Hildenbrand (8)	Class A Common Stock	14,402	*	*
	Class B Common Stock	—	—

Richard D. Parsons (8)(10)	Class A Common Stock	4,479	*	*
	Class B Common Stock	—	—

Frank J. Biondi, Jr. (6)	Class A Common Stock	2,047	*	*
	Class B Common Stock	—	—

Nelson Peltz (8)	Class A Common Stock	4,772	*	*
	Class B Common Stock	—	—

Alan D. Schwartz (8)	Class A Common Stock	6,163	*	*
	Class B Common Stock	—	—

Scott M. Sperling (8)	Class A Common Stock	506	*	*
	Class B Common Stock	—	—

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Brian G. Sweeney	Class A Common Stock	40,255	*	4.8%
(3)(8)(13)(14)(17)(19)(23)	Class B Common Stock	306,327	6.8%
340 Crossways Park Drive
Woodbury, NY 11797

Vincent Tese (8)	Class A Common Stock	3,744	*	*
	Class B Common Stock	—	—

Paul J. Dolan (3)(8)(18)	Class A Common Stock	77,231	*	14.2%
340 Crossways Park Drive	Class B Common Stock	910,651	20.1%
Woodbury, NY 11797

David O’Connor (7)	Class A Common Stock	5,150	*	*
	Class B Common Stock	—	—

Donna Coleman (7)(11)	Class A Common Stock	1,545	*	*
	Class B Common Stock	—	—

Lawrence J. Burian (7)	Class A Common Stock	14,774	*	*
	Class B Common Stock	—	—

Joseph F. Yospe (7)	Class A Common Stock	7,833	*	*
	Class B Common Stock	—	—

Marianne Dolan Weber (3)	Class A Common Stock	24,533	*	4.6%
(12)(17)(20)(24)	Class B Common Stock	296,934	6.6%
MLC Ventures LLC P.O. Box 1014
Yorktown Heights, NY 10598

All executive officers and	Class A Common Stock	550,799	2.8%	61.3%
directors as a group (4) – (29)	Class B Common Stock	3,916,152	86.5%

Deborah A. Dolan-Sweeney	Class A Common Stock	40,255	*	4.8%
(3)(8)(13)(14)(17)(19)(23)	Class B Common Stock	306,327	6.8%
340 Crossways Park Drive
Woodbury, NY 11797

Kathleen M. Dolan (3)	Class A Common Stock	92,590	*	28.4%
(17)(18)(21)(22)-(26)	Class B Common Stock	1,833,002	40.5%
MLC Ventures LLC P.O. Box 1014
Yorktown Heights, NY 10598

Mary S. Dolan (3)(19)	Class A Common Stock	47,452	*	42.7%
340 Crossways Park Drive	Class B Common Stock	2,763,412	61.0%
Woodbury, NY 11797

Matthew J. Dolan (3)(20)	Class A Common Stock	30,576	*	9.4%
340 Crossways Park Drive	Class B Common Stock	605,920	13.4%
Woodbury, NY 11797

David M. Dolan (3)(21)	Class A Common Stock	129,330	*	38.1%
340 Crossways Park Drive	Class B Common Stock	2,457,085	54.3%
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	15,954	*	4.8%
Trust FBO Kathleen M. Dolan	Class B Common Stock	306,327	6.8%
(3)(22)
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan Children	Class A Common Stock	15,954	*	4.8%
Trust FBO Deborah A.	Class B Common Stock	306,327	6.8%
Dolan-Sweeney (3)(23)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	15,954	*	4.6%
Trust FBO Marianne Dolan	Class B Common Stock	296,934	6.6%
Weber (3)(24)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	13,295	*	4.8%
Trust FBO Thomas C. Dolan	Class B Common Stock	308,986	6.8%
(3)(25)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan Children	Class A Common Stock	29,249	*	9.4%
Trust FBO James L. Dolan	Class B Common Stock	604,324	13.3%
(3)(26)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	4,431	*	12.7%
Trust FBO James L. Dolan	Class B Common Stock	824,477	18.2%
(3)(4)(5)(28)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	4,431	*	6.6%
Trust FBO Thomas C. Dolan	Class B Common Stock	430,402	9.5%
(3)(4)(5)(29)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	4,431	*	6.3%
Trust FBO Kathleen M. Dolan	Class B Common Stock	405,402	9.0%
(3)(4)(5)(30)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	4,431	*	6.6%
Trust FBO Marianne Dolan	Class B Common Stock	426,402	9.4%
Weber (3)(4)(5)(31)
340 Crossways Park Drive
Woodbury, NY 11797

Charles F. Dolan 2009 Family	Class A Common Stock	4,431	*	5.7%
Trust FBO Deborah A. Dolan-	Class B Common Stock	370,402	8.2%
Sweeney(3)(4)(5)(32)
340 Crossways Park Drive
Woodbury, NY 11797

Lazard Asset	Class A Common Stock	1,982,992	10.1%	3.1%
Management LLC (33)	Class B Common Stock	—	—
30 Rockefeller Plaza
New York, NY 10112

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
The Vanguard Group (34)	Class A Common Stock	1,462,982	7.5%	2.3%
100 Vanguard Blvd.	Class B Common Stock	—	—
Malvern, PA 19355

GAMCO Investors, Inc. (35)	Class A Common Stock	1,386,548	7.1%	2.1%
One Corporate Center	Class B Common Stock	—	—
Rye, NY 10580

ClearBridge	Class A Common Stock	1,374,931	7.0%	2.1%
Investments, LLC (36)	Class B Common Stock	—	—
620 8th Avenue
New York, NY 10018

*	Less than 1%.

(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)	Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan individually and a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”), Helen A. Dolan, individually and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts,” and individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah A. Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members include David M. Dolan, as Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family

Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah A. Dolan-Sweeney and as a Trustee of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 535,881 shares of Class A Common Stock and (ii) 4,529,517 shares of Class B Common Stock and the equal number of shares of Class A common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,529,517 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 140,941 shares of Class A Common Stock.

(4)	Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 33,572 shares of Class A Common Stock (including 6,163 shares of Class A Common Stock owned of record personally and 27,409 shares of Class A Common Stock owned of record by the CFD 2009 Trust) and 225,385 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the CFD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 217,357 shares of Class A Common Stock (including 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(5)

Helen A. Dolan may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 250,929 shares of Class A Common Stock (including 6,163 shares of Class A Common Stock owned of record by her spouse, Charles F. Dolan, 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 27,409 shares of Class A Common Stock owned of record by the CFD 2009 Trust) and 2,682,470 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 225,385 shares of Class B Common Stock owned of record by the CFD 2009 Trust and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which her spouse may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 6,163 shares of Class A Common Stock owned of record by her spouse, 195,202 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 27,409 shares of Class A Common Stock, owned of record by the CFD 2009 Trust, and 2,682,470 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including

225,385 shares of Class B Common Stock owned of record by the CFD 2009 Trust and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)	The 2,047 shares of Class A Common Stock are held by The Biondi Family Trust.

(7)	Does not include unvested restricted stock units and target amount of unvested performance stock units granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 31,765 units; David O’Connor, 277,567 units; Ms. Donna Coleman, 15,536 units; Messrs. Lawrence J. Burian, 10,987 units; and Joseph F. Yospe, 4,387 units. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 21,260 units; David O’Connor, 25,510 units; Ms. Donna Coleman, 5,670 units; Messrs. Lawrence J. Burian, 2,980 units; and Joseph F. Yospe, 1,310 units.

(8)	Does not include restricted stock units granted under the Director Stock Plan. The excluded number of restricted stock units is 6,919 and for each of the following individuals is: Messrs. Charles F. Dolan, 629 units; Charles P. Dolan, 629 units; Thomas C. Dolan, 629 units; Brian G. Sweeney, 629 units; Wilt Hildenbrand, 629 units; Alan D. Schwartz, 629 units; Vincent Tese, 629 units; Richard D. Parsons, 629 units; Nelson Peltz, 629 units; Scott M. Sperling and Ms. Kristin A. Dolan, 629 units.

(9)	James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 130,530 shares of Class A Common Stock (including 130,039 shares of Class A Common Stock owned of record personally and 491 shares of Class A Common Stock held as custodian for one or more minor children) and 14,045 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 38,449 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with his spouse, 7,604 shares of Class A Common Stock owned of record by his spouse, 129 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, 1,051 shares of Class A Common Stock owned of record by members of his household, and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 491 shares of Class A Common Stock held as custodian for one or more minor children, 7,604 shares of Class A common Stock owned of record by his spouse, 1,051 shares of Class A Common Stock owned of record by members of his household, 129 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, and 29,249 shares of Class A Common Stock and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(10)	Includes 816 shares held in a trust of which Mr. Parsons is a trustee. Mr. Parsons disclaims beneficial ownership of the shares held in the trust.

(11)	Donna Coleman may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,545 shares of Class A Common Stock (including 1,245 shares of Class A Common Stock held directly and 300 shares of Class A Common Stock held through a 401(k) plan) owned of record personally.

(12)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,063 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 16,470 shares of Class A Common Stock (including 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan

Children Trust for her benefit. She disclaims beneficial ownership of 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(13)	Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 15,182 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 25,073 shares of Class A Common Stock (including 6,872 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 2,247 shares Class A Common Stock held in trust for his children for which he serves as trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 6,872 shares of Class A Common Stock owned by his spouse, the 2,247 shares of Class A Common Stock held in trusts for his children for which he serves as trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(14)	Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,872 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 33,383 shares of Class A Common Stock (including 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 15,954 shares of Class A Common Stock and 306,427 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(15)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 7,733 shares of Class A Common Stock (including 7,604 shares of Class A Common Stock held directly and 129 shares of Class A Common Stock held through a 401(k) plan) owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 161,246 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 130,039 shares of Class A Common Stock owned of record by her spouse, 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 1,051 shares of Class A Common Stock owned of record by members of her household and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 130,039 shares of Class A Common Stock owned of record by her spouse,

1,051 shares of Class A Common Stock owned of record by members of her household, 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(16)	Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,752 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(17)	Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,184 shares of Class A Common Stock (including 1,568 shares of Class A Common Stock owned of record personally and 616 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 10,104 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 1,822,898 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 616 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 1,833,002 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(18)	Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 32,028 shares of Class A Common Stock (including 1,548 shares of Class A Common Stock held as custodian for one or more minor children and 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 1,548 shares of Class A Common Stock held as custodian for one or more minor children, 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(19)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 2,274 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,178 shares of Class A Common Stock (including 2,603 shares of Class A Common

Stock owned jointly with her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,763,412 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 2,274 shares of Class A Common Stock held as custodian for one or more minor children, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(20)	Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 795 shares of Class A Common Stock (including 408 shares of Class A Common Stock owned of record personally and 387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 29,781 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned jointly with his spouse, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 387 shares of Class A Common Stock held as custodian for a minor child, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(21)

David M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 100,344 shares of Class A Common Stock (including 609 shares of Class A Common Stock owned of record by the David M. Dolan Revocable Trust and 99,735 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 28,986 shares of Class A Common Stock (including 2,365 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. He disclaims beneficial ownership of 99,735 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust, 2,365 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(22)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(25)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	Charles P. Dolan may be deemed to have sole power to vote or direct the vote of and to dispose of or direct the disposition of 6,094 shares of Class A Common Stock owned personally.

(28)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(29)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(30)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(31)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(32)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(33)	Based upon a Schedule 13G filed with the SEC on February 9, 2016, Lazard Asset Management LLC (“Lazard”) beneficially owns 1,982,992 shares of Class A Common Stock. Lazard has sole voting power over 745,316 shares of Class A Common Stock and sole dispositive power over 1,982,992 shares of Class A Common Stock.

(34)	Based upon a Schedule 13G filed with the SEC on February 16, 2016, The Vanguard Group (“Vanguard”) beneficially owns 1,462,982 shares of Class A Common Stock. Vanguard has sole voting power over 15,016 shares of Class A Common Stock, shared voting power over 933 shares of Class A Common Stock, sole dispositive power over 1,448,133 shares of Class A Common Stock and shared dispositive power over 14,849 shares of Class A Common Stock.

(35)	Based upon a Schedule 13D filed with the SEC on October 19, 2015, certain operating subsidiaries of GAMCO Investors, Inc. beneficially hold, or exercise investment discretion over various institutional accounts which would hold, an aggregate of 1,386,548 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities.

(36)	Based upon a Schedule 13G filed with the SEC on February 16, 2016, ClearBridge Investments, LLC (“ClearBridge Investments”) beneficially owns 1,374,931 shares of Class A Common Stock. ClearBridge Investments has sole voting power over 1,335,274 shares of Class A Common Stock and sole dispositive power over 1,374,931 shares of Class A Common Stock. ClearBridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Charles F. Dolan, members of the Dolan family and related family entities are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of Class B Common Stock to be cast as a block on all matters to be voted on by holders of Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan family group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B shares owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock. The Dolan Family Committee consists of Charles F. Dolan and his six children, James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, or their designees (collectively, the “Dolan Siblings”). The Dolan Family Committee generally acts by a majority vote, except that a going private transaction must be approved by a two-thirds vote and a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. The Stockholders Agreement also contains certain transfer restrictions, rights of first offer, rights of first refusal, tag-along rights and drag-along rights, all of which are for the benefit of, and waivable and enforceable by, the Class B stockholders and not the Company.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 12 2016, the Dolan Parties owned approximately 2.7 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 445,475 shares of Class A Common Stock (including options), which represented approximately 2.3% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 13.1% of our Common Stock and 42.4% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 12, 2016, the Children Trusts owned 1,822,898 shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 90,406 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7.9% of our Common Stock and 28.2% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The members of the Dolan family group entered into a Standstill Agreement with the Company in which they will agree that during the 12-month period beginning on the MSG Distribution Date, the Dolan family group must obtain the approval of a majority of the Company’s Independent Directors prior to acquiring common stock of the Company through a tender offer that results in members of the Dolan family group owning more than 50% of the total number of outstanding shares of common stock of the Company. For purposes of this agreement, the term “Independent Directors” means the directors of the Company who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2016 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

Stockholder Proposals for 2017 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2017 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2017 annual meeting must submit their proposals to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 29, 2017. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2017 proxy statement.

In accordance with our Amended By-Laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2017 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to The Madison Square Garden Company, Corporate Secretary,

Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

Advance Notice of Proxy Holders and Qualified Representatives

Stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. on November 30, 2016 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to The Madison Square Garden Company, Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2016 Form 10-K

A copy of the Company’s 2016 Annual Report, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to The Madison Square Garden Company, Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121. You also may obtain our 2016 Form 10-K at the SEC’s website, www.sec.gov, or at www.themadisonsquaregardencompany.com by clicking on “Investors,” then “Financial Information” and following the link from our “SEC Filings” page.

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 27, 2016

Annex A

2015 Employee Stock Plan

1.        Purpose.    The purpose of the 2015 Employee Stock Plan is to compensate employees of the Company and its Affiliates who are and have been largely responsible for the management and growth of the business of the Company and its Affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and keen interest the Company and its Affiliates are largely dependent for the successful conduct of their operations. It is anticipated that such compensation and the acquisition of such proprietary interest in the Company will stimulate the efforts of such employees on behalf of the Company and its Affiliates, and strengthen their desire to remain with the Company and its Affiliates. It is also expected that such compensation and the opportunity to acquire such a proprietary interest will enable the Company and its Affiliates to attract and retain desirable personnel.

2.        Definitions.    When used in this Plan, unless the context otherwise requires:

(a)       “Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.

(b)       “Award” shall mean an Option, Right, Restricted Share or Restricted Stock Unit or other equity based award which is granted or made under the Plan.

(c)       “Award Agreement” shall mean an agreement which may be entered into by a Participant under the Plan and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(d)       “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(e)       “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(f)       “Company” shall mean MSG Spinco, Inc. (to be renamed The Madison Square Garden Company), a Delaware corporation.

(g)       “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(h)       “Entity” shall mean any business, corporation, partnership, limited liability company or other entity.

(i)        “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(j)        “GAAP” shall mean accounting principles generally accepted in the United States of America.

(k)        “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

(l)         “Options” shall mean the stock options granted pursuant to Section 6 hereof.

(m)       “Participant” shall mean any employee or former employee of the Company or any Affiliate who holds an outstanding Award granted under the Plan.

(n)        “Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee. To the extent that an Award of Restricted Shares or Restricted Stock Units or another stock based award (other than Options and Rights) is intended to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code, the payment of the Award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an Affiliate or a business unit, product, team, venue, production, event or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, sponsor, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, customer acquisition or retention, facilities utilization or attendance; (ix) sports team performance; (x) operating metrics relating to sales, sponsorships or customer service or satisfaction; (xi) capital spending management, facility maintenance, construction or renovation or product or service deployments; (xii) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xiii) a specified increase in the fair market value of the Shares; (xiv) a specified increase in the private market value of the Company; (xv) the Share price; (xvi) earnings per share; and/or (xvii) total stockholder return.

(o)        “Plan” shall mean this 2015 Employee Stock Plan, as amended from time to time.

(p)        “Restricted Period” shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Committee pursuant to Section 9 hereof.

(q)        “Restricted Shares” shall mean the Shares awarded pursuant to Section 9 hereof that are subject to restrictions upon their sale, assignment, transfer, pledge or other disposal or encumbrance as determined by the Committee.

(r)        “Restricted Stock Units” shall mean awards made pursuant to Section 10 hereof, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(s)        “Restrictions” shall mean the restrictions upon sale, assignment, transfer, pledge or other disposal or encumbrance on a Restricted Share as determined by the Committee in respect of an Award of a Restricted Share pursuant to Section 9 hereof.

(t)      “Rights” shall mean stock appreciation rights granted pursuant to Section 7 of the Plan.

(u)      “Share” shall mean a share of Class A Common Stock, par value $0.01 per share of the Company.

(v)      “Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Internal Revenue Code.

3.        Administration.    (a) The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors”, as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and “outside directors” as defined in Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

(b)      The Committee shall have full authority, subject to the terms of the Plan (including Section 19), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term or condition of an Award on the achievement of Performance Criteria, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c)      No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.        Participants.    Except as hereinafter provided, all employees of the Company and its Affiliates shall be eligible to receive Awards under the Plan, except that Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall be granted only to employees of the Company or a Subsidiary. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.

5.        Share Limitations.

(a)       The Committee may make Awards under this Plan for up to an aggregate number of 2,650,333 Shares, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason, in whole or in part, without the issuance of Shares, (ii) any Shares under an Award are not issued because of payment or withholding obligations or (iii) Restricted Shares shall revert back to the Company prior to the lapse of the Restrictions or be applied by the Company for purposes of tax withholding obligations, then the Committee may also grant Awards with respect to such Shares or Restricted Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

(b)       In no event shall any Participant be granted Awards during any one (1) calendar year for, or that relate to, an aggregate number of Shares exceeding 666,666. The maximum number of Shares underlying Awards that may be granted to an individual in any one (1) calendar year under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof.

6.          Options.    Options granted under the Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or non-qualified options, as determined by the Committee in its sole discretion.

(a)         Terms and Conditions.    The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of an Option including, without limitation, conditions the satisfaction of which are measured by Performance Criteria;

provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. Unless the Award Agreement specifies that the Option is an incentive stock option, it shall be a non-qualified stock option. All or any part of any Options granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)       Exercise Price for Options.    The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Option is granted, except for Options granted pursuant to the Distribution in connection with outstanding MSG Networks stock options granted prior to the Distribution. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 12 hereof.

(c)       Duration of Options.    The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

(d)       Incentive Stock Options Granted to Ten Percent Stockholders.    To the extent required by Section 422 of the Internal Revenue Code, no Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such option is no more than five (5) years.

(e)       Initial Exercisability Limitation.    The aggregate Fair Market Value (determined at the time that an Option is granted) of the Shares with respect to incentive stock options granted in any calendar year under all stock option plans of the Company or any corporation which (at the time of the granting of such incentive stock option) was a parent or Subsidiary of the Company, or of any predecessor corporation of any such corporation, which are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or, if different, the maximum allowed under Section 422 of the Internal Revenue Code.

(f)       Settlement of an Option.    When an Option is exercised pursuant to Section 8 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

7.       Rights.    The Committee may grant to employees the right to receive such number of Rights, as determined by the Committee in its sole discretion.

(a)      Terms and Conditions.    The form, terms and conditions of each Right shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Rights as well as the conditions or circumstances upon which such Rights may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of a Right including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Rights granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)      Exercise Price for Rights.    The exercise price of each Right shall be fixed by the Committee at the time a Right is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Right is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Right or Section 12 hereof.

(c)      Duration of Rights.    The duration of any Right granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Right is outstanding, the Right will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Right was granted.

(d)      Settlement of Rights.    Upon the exercise of any Rights, the Participant shall be entitled to receive from the Company an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Rights are exercised over the exercise price of the related Right by (ii) the number of Shares to which such Rights are related. Such amount shall be paid in cash, in Shares having a Fair Market Value equal to such amount, or a combination of cash and Shares, as the Committee shall determine at the time the Right is exercised or at the time the Right is granted.

8.        Exercise of Options and Rights.

(a)      An Option or Right shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company). Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6(f) hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option.

(b)      Except to the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d) hereof, within a reasonable time after exercise of an Option or Right the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or Right or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d), within a reasonable time after exercise of an Option or Right the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option or Right.

9.        Restricted Shares.    The Committee may grant to employees the right to receive such number of Restricted Shares, as determined by the Committee in its sole discretion.

(a)        Issuance; Terms and Conditions.    The form, terms and conditions of each Restricted Share shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the Restrictions upon such Restricted Shares, the dates as of which Restrictions upon such Restricted Shares will cease, and the conditions or circumstances upon which such Restricted Shares will be forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more Restrictions to the vesting of a Restricted Share that relate to the satisfaction of Performance Criteria.

(b)        Payment of Par Value.    To the extent a Participant is required by law to pay to the Company the par value of a Restricted Share, such Participant shall have forty-five (45) business days from the date of such grant to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares or Restricted Shares which have been granted to the employee by the Committee. In such instances, if the Participant fails to make payment to the Company for such Shares or Restricted Shares within forty-five (45) business days of the grant thereof, the Company shall withhold, or shall cause to be withheld, the amount of such payment from compensation otherwise due the employee from the Company or any Affiliate. Unless the Committee determines otherwise, a Participant’s prior service with the Company or any of its Affiliates shall be deemed sufficient consideration for such Restricted Shares and no payment therefore (including, without limitation, for the par value of the Restricted Shares) shall be due from the Participant. Subject to the provisions of Section 15 hereof, the Committee, in its sole discretion, shall either issue to the employee a certificate representing such Restricted Shares or credit the number of such Restricted Shares to a book-entry account upon the payment due, if any, pursuant to this paragraph.

(c)        Restriction on Shares.    In no event shall a Restricted Share be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the Restricted Period which relates to such Restricted Share. All or any part of any outstanding Restricted Shares granted to any Participant may be vested in full and the Restrictions thereon shall lapse upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(d)        Forfeiture of Restricted Shares.    If Restricted Shares are forfeited pursuant to the terms of the Plan or an Award Agreement, such Restricted Shares shall revert back and belong to the Company. In the event that any Restricted Shares should be forfeited by the Participant, revert back and belong to the Company, any stock certificate or certificates representing such Restricted Shares shall be cancelled and the Restricted Shares shall be returned to the treasury of the Company. Upon the reversion of such Restricted Shares, the Company shall repay to the employee or (in the case of death) to the representative of the employee’s estate, the full cash amount paid, if any, to the Company by the employee for such Restricted Shares pursuant to Section 9(b) hereof.

(e)        Right to Vote and Receive Dividends on Restricted Shares.    Each Participant shall, during the Restricted Period, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. Unless the Committee determines otherwise, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any Restricted Share shall be retained by the Company for the account of the relevant Participant. Such dividends shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends made on such Restricted Share and retained by the Company will be paid to the relevant Participant.

10.         Restricted Stock Units.    The Committee may grant to employees such number of Restricted Stock Units as it may determine in its sole discretion.

(a)         Terms and Conditions.    The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units. The Committee may, in its sole discretion, establish one or more conditions to the vesting of a Restricted Stock Unit including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Restricted Stock Unit granted to any Participant may be vested in full or paid upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

(b)         Settlement of Restricted Stock Units.    The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of an adjustment, pursuant to Section 12 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

(c)         Right to Receive Dividends on Restricted Stock Units.    Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

11.         Grant of Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards (including unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

12.         Certain Adjustments.    (a) In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 12(a), the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards.

(b)         Fractional Shares or Securities.    Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 12 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

13.         No Rights of a Stockholder.    A Participant shall not be deemed to be the holder of, or have any of the rights of a stockholder with respect to, any Shares subject to Options, Rights or Restricted Stock Units unless and until the Company shall have issued and delivered Shares to the Participant and said Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

14.         No Right to Continued Employment.    Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.

15.        Issuance of Shares and Consents.    If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Any stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of any stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares.

16.        Withholding.    If the Company or an Affiliate shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds or Shares to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.

17.        Right of Offset.    The Company shall have the right to offset against its obligation to deliver Shares, cash or other property under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.

18.        Non-Transferability of Awards.    Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

19.        Administration and Amendment of the Plan.    The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 12(a) except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

20.        Clawback.    Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any clawback policy adopted by the Company.

21.        No Repricing & Reloads.    Unless otherwise approved by the stockholders of the Company, Options and Rights will not be repriced (other than in accordance with the adjustment provisions of Section 12), repurchased for cash on a date when the exercise price of such Option or Right is equal to or exceeds the Fair Market Value a Share or be subject to automatic reload provisions.

22.        Effective Date.    The Plan shall become effective upon the Distribution, subject to its approval by the stockholders of the Company prior to the Distribution.

23.        Severability.    If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

24.        Plan Headings.    The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

25.        Non-Uniform Treatment.    The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

26.        Governing Law.    The Plan and any Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

27.        Successors and Assigns.    The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

28.        Duration.    This Plan shall remain in effect until ten years from the Distribution unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

29.        Distribution Issuance.    (a) Notwithstanding Section 3 of the Plan, the Compensation Committee (the “MSG Networks Committee”) of the Board of Directors of MSG Networks may grant Awards with respect to outstanding equity awards of MSG Networks in connection with the distribution by MSG Networks to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the MSG Networks Committee shall have full authority to grant Awards prior to, and in connection with, the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the MSG Networks Committee shall be considered a “Covered Person” for purposes of Section 3(c) of the Plan. Following the Distribution, Awards granted by the MSG Networks Committee in connection with the Distribution shall be administered solely by the Committee in accordance with Section 3 of the Plan.

(b)         Notwithstanding Section 6(b) and Section 7(b) of the Plan, the exercise price of each Option and Right granted by the MSG Networks Committee in connection with the Distribution may be less than the Fair Market Value of a Share on the day on which the Option or Right is granted, in order to preserve the intrinsic value of the outstanding MSG equity awards prior to the Distribution in accordance with the requirements of Section 409A of the Internal Revenue Code.

Annex B

2015 Cash Incentive Plan

1.            Purpose. The purposes of the 2015 Cash Incentive Plan are (a) to advance the interest of the Company and its shareholders by providing a means to motivate the employees of the Company and its Affiliates, upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent; (b) to link the rewards of the employees of the Company and its Affiliates to the achievement of specific performance objectives and goals when so desired; (c) to assist the Company and its Affiliates in maintaining a competitive total compensation program that serves to attract and retain the most highly qualified individuals; and (d) to permit the grant and payment of awards that are deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code when so desired.

2.            Definitions. When used in this Plan, unless the context otherwise requires:

(a)        “Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.

(b)        “Annual Incentive Award” shall mean an annual incentive award to be earned (and therefore payable) in respect of a Participant’s performance over one Plan Year, granted pursuant to Section 6.

(c)        “Award” shall mean a cash award which is granted or made under the Plan including an Annual Incentive Award and a Long-Term Incentive Award.

(d)        “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(e)        “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(f)        “Company” shall mean MSG Spinco, Inc. (to be renamed The Madison Square Garden Company), a Delaware corporation.

(g)        “Covered Employee” shall mean any employee of the Company or its subsidiaries who, in the discretion of the Committee, is likely to be a “covered employee” under Section 162(m) of the Internal Revenue Code for the year in which an Award is payable and any employee of the Company or an Affiliate designated by the Committee as such, in its discretion, for purposes of an Award.

(h)        “Entity” shall mean any business, corporation, partnership, limited liability company or other entity.

(i)         “GAAP” shall mean accounting principles generally accepted in the United States of America.

(j)         “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

(k)        “Long-Term Incentive Award” shall mean a long-term incentive award to be earned over a period extending beyond one Plan Year, granted pursuant to Section 5.

(l)         “Participant” shall mean an employee of the Company or an Affiliate who is granted an Award by the Committee under the Plan.

(m)        “Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee. To the extent that an Award is intended to satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code, the payment of the Award will be conditioned on the satisfaction of one or more of the performance criteria listed below over a period or periods selected by the Compensation Committee. The performance criteria may be determined by reference to the performance of the Company, an Affiliate or a business unit, product, team, venue, production, event or service thereof or any combination of the foregoing. Such criteria may also be measured on a per customer, sponsor, basic or diluted share basis or any combination of the foregoing and may reflect absolute performance, incremental performance or comparative performance to other companies (or their products or services) determined on a gross, net, GAAP or non-GAAP basis, with respect to one or more of the following: (i) net or operating income or other measures of profit; (ii) measures of revenue; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) cash flow, free cash flow, adjusted operating cash flow and similar measures; (v) return on equity, investment, assets or capital; (vi) gross or operating margins or savings; (vii) performance relative to budget, forecast or market expectations; (viii) market share or penetration, customer acquisition or retention, facilities utilization or attendance; (ix) sports team performance; (x) operating metrics relating to sales, sponsorships or customer service or satisfaction; (xi) capital spending management, facility maintenance, construction or renovation or product or service deployments; (xii) achievement of strategic business objectives such as acquisitions, dispositions or investments; (xiii) a specified increase in the fair market value of the Company’s common stock; (xiv) a specified increase in the private market value of the Company; (xv) the price of the Company’s common stock; (xvi) earnings per share; and/or (xvii) total stockholder return.

(n)         “Permitted Transferees” shall have the meaning set forth in Paragraph 9 hereof.

(o)         “Plan” shall mean the 2015 Cash Incentive Plan, as it may be amended from time to time.

(p)         “Plan Year” shall mean the Company’s fiscal year.

3.            Administration.

(a)         The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “outside directors” to the extent required by Section 162(m) of the Internal Revenue Code; provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Internal Revenue Code.

(b)         The Committee shall have full authority, subject to the terms of the Plan (including Section 10), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Awards and Award certificates, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the payout or other term or condition of an Award on the achievement of Performance Criteria, if so desired, (h) amend any outstanding Award in any respect including, without limitation, to (1) accelerate the time or times at which an Award is paid or (2) waive or amend any goals, restrictions, conditions or Performance Criteria (subject to the requirements of Section 162(m) of the Internal Revenue Code, if applicable to the Award) applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be paid, canceled, forfeited or suspended or (2) amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c)         No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person an “Affected Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Affected Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Affected Person in connection with or resulting from any action, suit or proceeding to which such Affected Person may be a party or in which such Affected Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Affected Person, with the Company’s approval, in settlement thereof, or paid by such Affected Person in satisfaction of any judgment in any such action, suit or proceeding against such Affected Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Affected Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Affected Person giving rise to the indemnification claim resulted from such Affected Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Affected Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.            Participants. All employees of the Company or an Affiliate shall be eligible to receive Awards under the Plan. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same employee.

5.            Long-Term Incentive Awards.

(a)        Terms and Conditions. The amount, form, terms and conditions of each Long-Term Incentive Award shall be determined by the Committee in its sole discretion and may be set forth in an Award certificate. Such terms and conditions may include, without limitation, the date or dates and the conditions or circumstances upon which such Award shall be paid to the Participant, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the entitlement of a Long-Term Incentive Award including, without limitation, conditions the satisfaction of which are measured by the achievement of Performance Criteria.

(b)        Duration of Awards. The duration of any Long-Term Incentive Award granted under this Plan shall be for a period fixed by the Committee but shall in no event be more than ten years.

(c)        Dollar Limitation. At the time a Long-Term Incentive Award is granted, the Committee shall determine whether it is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code. In no event shall any Covered Employee be granted, in any one Plan Year, Long-Term Incentive Awards intended to satisfy such requirements that provide for the maximum payment of an aggregate amount exceeding $10 million.

(d)        Committee Certification. If the Company establishes conditions to the entitlement of a Long-Term Incentive Award relating to the achievement of Performance Criteria pursuant to Section 5(a), the Committee shall determine (in a writing consistent with the requirements of Section 162(m) of the Internal Revenue Code with respect to any Covered Employee) whether the Performance Criteria have been met with respect to any affected Participant and, if they have, so certify and ascertain the amount of the applicable Long-Term Incentive Award. No such Long-Term Incentive Award will be paid until such certification is made by the Committee.

(e)        Payment of Long-Term Incentive Awards. Long-Term Incentive Awards shall be payable as soon as practicable following the certification by the Committee described in Section 5(d). All or any part of any outstanding Long-Term Incentive Awards granted to any Participant shall be payable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.            Annual Incentive Awards.

(a)        Terms and Conditions. The amount, form, terms and conditions of each Annual Incentive Award shall be determined by the Committee in its sole discretion and may be set forth in an Award certificate. Such terms and conditions may include, without limitation, the date or dates and the conditions upon which such Award shall be paid to the Participant or forfeited. The Committee may, in its sole discretion, establish one or more conditions to the entitlement of an Annual Incentive Award including, without limitation, conditions the satisfaction of which are measured by the achievement of Performance Criteria.

(b)        Dollar Limitation. At the time an Annual Incentive Award is granted, the Committee shall determine whether it is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code. In no event shall any Covered Employee be granted, in respect of performance in any one Plan Year, Annual Incentive Awards intended to satisfy such requirements in a maximum amount exceeding in the aggregate $10 million.

(c)         Committee Certification. If the Company establishes conditions to the entitlement of an Annual Incentive Award relating to the achievement of Performance Criteria pursuant to Section 6(a), the Committee shall determine (in a writing consistent with the requirements of Section 162(m) of the Internal Revenue Code with respect to any Covered Employee) whether the Performance Criteria have been met with respect to any affected Participant and, if they have, so certify and ascertain the amount of the applicable Annual Incentive Award. No Annual Incentive Award will be paid until such certification is made by the Committee.

(d)         Payment of Annual Incentive Awards. Annual Incentive Awards shall be payable as soon as practicable following the certification by the Committee described in Section 6(c). All or any part of any outstanding Annual Incentive Awards granted to any Participant shall be payable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

7.            No Right to Continued Employment. Nothing in the Plan or in any Award certificate shall confer upon any Participant the right to continued employment by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such employment.

8.            Withholding. If the Company or an Affiliate shall be required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations in respect of the payment of an Award to the Participant, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any cash payments made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.

9.            Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

10.            Administration and Amendment of the Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan, as permitted by applicable law, except that it may not amend or revise, in any manner unfavorable to a recipient (other than if immaterial), any Long-Term Incentive Award, without the consent of the recipient of that Long-Term Incentive Award.

11.            Right of Offset. The Company shall have the right to offset against its obligation to deliver amounts under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.

12.            Effective Date. The Plan shall become effective upon the Distribution, subject to its approval by the stockholders of the Company prior to the Distribution.

13.            Severability. If any of the provisions of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

14.            Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

15.            Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award certificates, as to the persons who receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

16.            Governing Law. All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

17.            Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

18.            Final Issuance Date. No Awards shall be made under this Plan after five years from the distribution by The Madison Square Garden Company (to be renamed MSG Networks Inc.) to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”).

Annex C

2015 Stock Plan For Non-Employee Directors

1.        Purpose.    The purposes of the 2015 Stock Plan for Non-Employee Directors are to attract and retain individuals who are not employees of the Company as members of the Board of Directors, by encouraging them to acquire a proprietary interest in the Company which is parallel to that of the stockholders of the Company.

2.        Definitions.    The following terms shall have the respective meanings assigned to them as used herein:

(a)       “Award” shall mean an Option, Restricted Stock Unit and other stock-based award granted under the Plan.

(b)       “Award Agreement” shall mean an agreement which may be entered into by a Participant and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.

(c)       “Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.

(d)       “Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.

(e)        “Company” shall mean MSG Spinco, Inc. (to be renamed The Madison Square Garden Company), a Delaware corporation.

(f)        “Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.

(g)        “Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

(h)        “GAAP” shall mean accounting principles generally accepted in the United States of America.

(i)         “Non-Employee Director” shall mean a member of the Board of Directors who is not a current employee of the Company or its subsidiaries.

(j)         “Option” shall mean an option granted pursuant to Section 6.1 of the Plan.

(k)        “Participant” shall mean a Non-Employee Director who has been granted an Award under the Plan.

(l)         “Plan” shall mean the 2015 Stock Plan for Non-Employee Directors, as amended from time to time.

(m)        “Restricted Stock Unit” shall mean a restricted stock unit granted pursuant to Section 6.2 of the Plan, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).

(n)         “Share” shall mean a share of Class A Common Stock, par value $0.01 per share of the Company.

3.           Plan Administration.

3.1         Committee.    The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”); provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). It is expected and permitted that members of the Committee shall be Participants.

3.2         Authority.    The Committee shall have full authority, subject to the terms of the Plan (including Section 12), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any restrictions or conditions applicable to such Award, or impose new restrictions or conditions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

3.3         Liability.    No member of the Board of Directors or the Committee or any employee of the Company or any of its affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered

Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.         Eligibility.    All Non-Employee Directors are eligible for the grant of Awards. Non-Employee Directors of The Madison Square Garden Company (to be renamed MSG Networks Inc.) (“MSG Networks”) are also eligible for the grant of Shares in connection with the spin-off of the Company from MSG Networks in respect of their outstanding awards issued by MSG Networks.

5.         Shares Subject to the Plan.

5.1       Number.    The aggregate number of Shares that may be subject to Awards granted under this Plan shall not exceed 160,000, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason without the issuance of Shares or (ii) any Shares under an Award are not issued because of payment or withholding obligations, then the Committee may also grant Awards with respect to such Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the adjustments provided for in Section 5.2 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.

5.2       Adjustment in Capitalization.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 5.2, the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 5.2 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.

6.         Terms and Conditions of Awards.

6.1        Options.

6.1.1    Terms and Conditions.    The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified; provided, however, that unless the Award Agreement states otherwise, all Options granted under the Plan shall be fully vested and exercisable on the date of grant. All or any part of any unexercised Options granted to any Participant, to the extent not otherwise exercisable, may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.1.2    Exercise Price.    The exercise price per Share of the Shares to be purchased pursuant to each Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the date on which the Option is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 5.2 hereof.

6.1.3    Duration of Options.    The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.

6.1.4    Written Notice for Exercise.    An Option shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company).

6.1.5    Payment.    Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6.1.6 hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option. Except to the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6 hereof, within a reasonable time after exercise of an Option the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option in cash pursuant to Section 6.1.6, within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option.

6.1.6    Settlement of an Option.    When an Option is exercised pursuant to Section 6.1.4 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.

6.2        Restricted Stock Units.

6.2.1     Terms and Conditions.    The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units; provided, however, that unless the Award Agreement states otherwise, all Restricted Stock Units granted under the Plan shall be fully vested on the date of grant and shall be payable on such date as determined by the Committee. All or any part of any Restricted Stock Units granted to any Participant, to the extent not otherwise paid, may be paid to the Participant upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.

6.2.2      Settlement of Restricted Stock Units.    The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of adjustment, pursuant to Section 5.2 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted Stock Unit shall be only those of a general unsecured creditor of the Company.

6.2.3      Right to Receive Dividends on Restricted Stock Units.    Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.

6.3         Grant of Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards (including, without limitation, restricted Shares, unrestricted Shares and stock appreciation rights) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.

7.           No Rights of a Stockholder.    A Participant shall not have any of the rights or privileges of a stockholder of the Company with respect to the Shares subject to an Award unless and until such Shares have been issued and have been duly registered in the Participant’s name. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.

8.           Compliance with Rule 16b-3.    It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Act”). If any provision of the Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void. All actions with respect to Awards under the Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Awards granted thereunder to the Rule’s requirements.

9.           Consents.    If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

10.          Withholding.    If the Company shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company, promptly when requested by the Company, sufficient funds or Shares to meet the requirements of such withholding and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due to the Participant.

11.           Non-Transferability of Awards.    Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.

12.           Administration and Amendment of Plan.    The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 5.2 except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.

13.           No Repricing & Reloads.    Unless otherwise approved by the stockholders of the Company, Options and stock appreciation rights will not be repriced (other than in accordance with the adjustment provisions of Section 5.2), repurchased for cash on a date when the exercise price of such Option or stock appreciation right is equal to or exceeds the Fair Market Value of a Share or be subject to automatic reload provisions.

14.           Effective Date.    The Plan shall become effective upon the Distribution, subject to its approval by the stockholders of the Company prior to the Distribution.

15.           Severability.    If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

16.           Plan Headings.    The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.      Non-Uniform Treatment.    The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Participants (whether or not such Participants are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the terms and provisions of Awards under the Plan.

18.      Governing Law.    The Plan and any Award Agreements shall be governed by, and construed in accordance with, the laws of the state of Delaware, without reference to principles of conflicts of laws.

19.      Successors and Assigns.    The terms of the Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

20.      Duration.    This Plan shall remain in effect until ten years from the Distribution unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.

21.      Distribution Issuance.

21.1    Notwithstanding Section 3 of the Plan, the Compensation Committee (the “MSG Networks Committee”) of the Board of Directors of MSG Networks may grant Awards with respect to outstanding equity awards of MSG Networks in connection with the distribution by MSG Networks to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the MSG Networks Committee shall have full authority to grant Awards in connection with the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the MSG Networks Committee shall be considered a “Covered Person” for purposes of Section 3.3 of the Plan.

21.2    Notwithstanding Section 6.1.2 of the Plan, the exercise price per Share of the Shares to be purchased pursuant to each Option granted by the MSG Networks Committee in connection with the Distribution may be less than the Fair Market Value of a Share on the date on which the Option is granted, in order to preserve the intrinsic value of the outstanding MSG Networks equity awards prior to the Distribution in accordance with the requirements of Section 409A of the Internal Revenue Code.

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 8, 2016 (December 7, 2016 for participants in any of the 401(k) Plans of The Madison Square Garden Company, MSG Networks Inc., Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable). Have your proxy card in hand when you access the website and then follow the instructions provided.

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Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 8, 2016 (December 7, 2016 for participants in any of the 401(k) Plans of The Madison Square Garden Company, MSG Networks Inc., Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 8, 2016 (December 7, 2016 for participants in any of the 401(k) Plans of The Madison Square Garden Company, MSG Networks Inc., Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable).

STOCKHOLDER MEETING REGISTRATION
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E14113-P83179-Z68722-Z68723	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1), FOR Proposals (2), (3), (4), (5) and (6), and FOR THREE YEARS on Proposal (7) below, as more fully described in the accompanying Proxy Statement.

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of the following nominees as directors:

(01) Frank J. Biondi, Jr.

(02) Richard D. Parsons

(03) Nelson Peltz

(04) Scott M. Sperling

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain	The Board of Directors recommends you vote FOR 3 YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2017.	☐	☐	☐	7. An advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

3. To approve the Company’s 2015 Employee Stock Plan.	☐	☐	☐

4. To approve the Company’s 2015 Cash Incentive Plan.	☐	☐	☐

5. To approve the Company’s 2015 Stock Plan for Non-Employee Directors.	☐	☐	☐

6. To approve, on an advisory basis, the compensation of our executive officers.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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FOLD AND DETACH HERE	E14114-P83179-Z68722-Z68723

CLASS A PROXY CARD
THE MADISON SQUARE GARDEN COMPANY Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 9, 2016

The undersigned hereby appoints David O’Connor, Donna Coleman and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Friday, December 9, 2016, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal (1), FOR Proposals (2), (3), (4), (5) and (6), and FOR THREE YEARS on Proposal (7), in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in any of the 401(k) plans of The Madison Square Garden Company, MSG Networks Inc., Altice N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable: If you hold shares of the Company’s Class A Common Stock through one or more of the foregoing plans (the “Plans”), you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plans, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 7, 2016 so that the Trustee (who votes the shares on behalf of the Plans’ participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m. on November 30, 2016. For further details, see “How do I attend the 2016 annual meeting in person and what identification must I show?” on page 8 of the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of The Madison Square Garden Company.

(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
THE MADISON SQUARE GARDEN COMPANY 2 PENNSYLVANIA PLAZA NEW YORK, NY 10121	24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 8, 2016. Have your proxy card in hand when you access the website and then follow the instructions provided.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 8, 2016. Have your proxy card in hand when you call and then follow the instructions provided.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 8, 2016.
STOCKHOLDER MEETING REGISTRATION
To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.
If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14115-P83179-Z68722-Z68723	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1), FOR Proposals (2), (3), (4), (5) and (6), and FOR THREE YEARS on Proposal (7) below, as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan	(06) Thomas C. Dolan

(02) Charles F. Dolan	(07) Wilt Hildenbrand

(03) Charles P. Dolan	(08) Brian G. Sweeney

(04) Kristin A. Dolan	(09) Alan D. Schwartz

(05) Marianne Dolan Weber	(10) Vincent Tese

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain	The Board of Directors recommends you vote FOR 3 YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain

2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2017.		☐	☐	☐	7. An advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

3. To approve the Company’s 2015 Employee Stock Plan.		☐	☐	☐

4. To approve the Company’s 2015 Cash Incentive Plan.		☐	☐	☐

5. To approve the Company’s 2015 Stock Plan for Non-Employee Directors.		☐	☐	☐

6. To approve, on an advisory basis, the compensation of our executive officers.		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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FOLD AND DETACH HERE	E14116-P83179-Z68722-Z68723

CLASS B PROXY CARD

THE MADISON SQUARE GARDEN COMPANY
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 9, 2016

The undersigned hereby appoints David O’Connor, Donna Coleman and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at The Paley Center for Media, 25 West 52nd Street, New York, New York 10019, on Friday, December 9, 2016, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal (1), FOR Proposals (2), (3), (4), (5) and (6), and FOR THREE YEARS on Proposal (7), in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the stockholder meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m. on November 30, 2016. For further details, see “How do I attend the 2016 annual meeting in person and what identification must I show?” on page 8 of the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of The Madison Square Garden Company.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 9, 2016

Meeting Information

	Meeting Type:	Annual Meeting
	For holders as of:	October 18, 2016
Date: December 9, 2016 Time: 10:00 a.m. Eastern Time
Location: The Paley Center for Media
25 West 52nd Street
New York, NY 10019

THE MADISON SQUARE GARDEN COMPANY 2 PENNSYLVANIA PLAZA NEW YORK, NY 10121	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before November 25, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the meeting. If you do not own the shares directly, you must have a legal proxy to vote these shares at the meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification may be denied admission to the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote now by the Internet, go to www.proxyvote.com. Have the information available that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. EasternTime on December 8, 2016 (December 7, 2016 for participants in any of the 401(k) Plans of The Madison Square Garden Company, MSG Networks Inc., Altice, N.V./Cablevision Systems Corporation or AMC Networks Inc., if applicable).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Stockholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendation.

The Board of Directors recommends you vote FOR the following director nominees:

1.	Election of the following nominees as directors:

(01) Frank J. Biondi, Jr.

(02) Richard D. Parsons

(03) Nelson Peltz

(04) Scott M. Sperling

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2017.

3.	To approve the Company’s 2015 Employee Stock Plan.

4.	To approve the Company’s 2015 Cash Incentive Plan.

5.	To approve the Company’s 2015 Stock Plan for Non-Employee Directors.

6.	To approve, on an advisory basis, the compensation of our executive officers.

The Board of Directors recommends you vote FOR 3 YEARS on the following proposal:

7.	An advisory vote on the frequency of future advisory votes on executive compensation.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.